This is filed pursuant to Rule 497(e).
File Nos. 33-12988 and 811-05088.

  [LOGO]ALLIANCEBERNSTEIN(R)
        Investment Research and Management

The AllianceBernstein Growth Funds

The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

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PROSPECTUS
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                                                             -------------------
                                                                November 1, 2005
                                                                     (as amended
                                                              December 30, 2005)
                                                             -------------------

Domestic Growth Funds

>     AllianceBernstein Large Cap Growth Fund

>     AllianceBernstein Growth Fund

>     AllianceBernstein Mid-Cap Growth Fund

>     AllianceBernstein Small Cap Growth Portfolio

Global Growth Funds

>     AllianceBernstein Global Technology Fund

>     AllianceBernstein Global Health Care Fund

>     AllianceBernstein Global Research Growth Fund

>     AllianceBernstein International Research Growth Fund

>     AllianceBernstein International Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
>  Are Not FDIC Insured
>  May Lose Value
>  Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
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                                                                         Page

RISK/RETURN SUMMARY.....................................................    3

Domestic Growth Funds...................................................    4
Global Growth Funds.....................................................    9
Summary of Principal Risks..............................................   16
Principal Risks by Fund.................................................   17

FEES AND EXPENSES OF THE FUNDS..........................................   18

INVESTING IN THE FUNDS..................................................   21

How To Buy Shares.......................................................   21
The Different Share Class Expenses......................................   22
Sales Charge Reduction Programs.........................................   23
CDSC Waivers and Other Programs.........................................   24
The "Pros" and "Cons" of Different Share Classes........................   25
Payments To Financial Advisors and Their Firms..........................   25
How To Exchange Shares..................................................   27
How To Sell or Redeem Shares............................................   27
Frequent Purchases and Redemptions of Fund
  Shares................................................................   27
How The Funds Value Their Shares........................................   29

GLOSSARY................................................................   29

DESCRIPTION OF THE FUNDS................................................   30

Investment Objectives and Principal Policies............................   31
Description of Additional Investment Practices..........................   36
Additional Risk Considerations..........................................   44

MANAGEMENT OF THE FUNDS.................................................   45

DIVIDENDS, DISTRIBUTIONS AND TAXES......................................   52

CONVERSION FEATURE......................................................   53

GENERAL INFORMATION.....................................................   53

FINANCIAL HIGHLIGHTS....................................................   53

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.............   64

The Funds'  investment  adviser is Alliance  Capital  Management  L.P., a global
investment   manager   providing   diversified   services  to  institutions  and
individuals through a broad line of investments including 120 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 16.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:


o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

AllianceBernstein Large Cap Growth Fund
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OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 500 companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Normally, the Fund invests in about 40 - 60 companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The 25 most highly regarded of these companies usually constitute approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

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The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
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Average Annual Total Returns*
(For the periods ended December 31, 2004)
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                                            1          5           10
                                          Year**     Years**     Years**
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Class A***      Return Before Taxes        3.58%     -12.13%      9.33%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions           3.58%     -12.43%      8.26%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        2.33%      -9.83%      7.91%
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Class B         Return Before Taxes        3.41%     -12.02%      9.20%
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Class C         Return Before Taxes        6.39%     -12.00%      9.05%
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Advisor Class   Return Before Taxes        8.49%     -11.10%     10.16%
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Russell 1000    (reflects no deduction
Growth          for fees, expenses,
Index           or taxes)                  6.30%      -9.29%       9.59%
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* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
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The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 46.87   24.14   32.67   49.31   28.98  -19.87   -23.92  -32.38    22.71  8.19
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   95      96      97      98      99      00       01     02       03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
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OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:
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The Fund invests primarily in equity securities of U.S. companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

Investment selections are made from a universe of more than 500 covered securities. The Fund has the flexibility to invest across the capitalization spectrum reflecting the full scope of Alliance's internal research.

Among the principal risks of investing in the Fund is market risk. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
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Average Annual Total Returns*
(For the periods ended December 31, 2004)
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                                            1           5          10
                                           Year       Years      Years**
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Class A***      Return Before Taxes       10.15%      -8.18%      7.85%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions          10.15%      -8.72%      6.66%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        6.59%      -6.90%      6.52%
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Class B         Return Before Taxes       10.17%      -8.07%      7.70%
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Class C         Return Before Taxes       13.25%      -8.04%      7.56%
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Advisor Class   Return Before Taxes       15.42%      -7.10%      8.65%
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Russell 3000    (reflects no deduction
Growth          for fees, expenses,
Index           or taxes)                  6.93%      -8.87%      9.30%
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* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
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The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 29.49   23.20   27.09   28.17   25.59   -18.47   -24.49  -28.63   34.88  15.03
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   95      96      97      98     99       00       01       02      03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
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OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
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Average Annual Total Returns*
(For the periods ended December 31, 2004)
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                                            1           5           10
                                           Year       Years      Years**
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Class A***      Return Before Taxes       14.21%      -2.56%      9.45%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions          14.21%      -2.86%      6.99%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        9.24%      -2.33%      6.89%
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Class B         Return Before Taxes       14.22%      -2.57%      9.18%
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Class C         Return Before Taxes       17.26%      -2.57%      8.97%
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Advisor Class   Return Before Taxes       19.53%      -1.50%     10.17%
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Russell         (reflects no deduction
Mid-Cap         for fees, expenses,
Growth Index    or taxes)                 15.48%      -3.36%     11.23%
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* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
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The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 34.84   17.54   36.01   -2.72   33.90   -15.88  -18.08  -32.72   65.96   19.23
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   95      96      97      98      99      00      01       02      03      04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
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OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Fund invests in about 100-125 companies.

The  Fund  invests  in  well-known  and  established  companies  and in new  and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                             1          5          10
                                           Year       Years      Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes        9.10%      -2.55%      8.08%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions           9.10%      -3.32%      6.07%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        5.92%      -2.61%      5.85%
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Class B         Return Before Taxes        9.04%      -2.48%      7.88%
--------------------------------------------------------------------------------
Class C         Return Before Taxes       12.13%      -2.45%      7.72%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes       14.25%      -1.38%      8.87%
--------------------------------------------------------------------------------
Russell         (reflects no deduction
2000            for fees, expenses,
Growth Index    or taxes)                 14.31%      -3.57%      7.12%
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* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

BAR CHART
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The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 47.64    32.62   17.24  -4.57   12.96   -7.61   -13.64   -31.84  48.09   13.95
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   95      96      97      98      99      00      01       02      03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

AllianceBernstein Global Technology Fund
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OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes. The Fund invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation potential.

Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The Fund may invest in any company and industry and in any type of security with potential for capital appreciation. The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk, industry/sector risk, capitalization risk, foreign risk and currency risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                            1          5           10
                                          Year**     Years**     Years**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes        0.47%     -14.62%      8.75%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions           0.47%     -14.84%      8.08%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares        0.31%     -11.71%      7.56%
--------------------------------------------------------------------------------
Class B         Return Before Taxes        0.13%     -14.53%      8.59%
--------------------------------------------------------------------------------
Class C         Return Before Taxes        3.19%     -14.51%      8.43%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes        5.29%     -13.62%      9.55%
--------------------------------------------------------------------------------
MSCI World      (reflects no
Information     deduction for
Technology      fees, expenses,
Index (Net)+    or taxes)                  2.48%     -17.47%      10.35%
--------------------------------------------------------------------------------
MSCI            (reflects no
World           deduction for
Index (Net)+    fees, expenses,
                or taxes)                 14.72%      -2.45%      8.09%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement  accounts.

+     The MSCI World Information Technology Index (Net) and the MSCI World Index
      (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 45.80   19.41    4.54   63.14   71.78   -24.62  -25.88  -42.95   41.67   4.93
--------------------------------------------------------------------------------
   95      96      97      98      99      00      01       02      03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under  normal  circumstances,  the Fund  invests  at  least  80%,  and  normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in a portfolio of securities of U.S. and non-U.S. companies that are expected to profit from the development of new products and services for these industries. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to Health Care Industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investments in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                            1           5          Since
                                          Year        Years     Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes       1.73%        1.99%      2.42%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions          1.72%        1.94%      2.37%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares       1.12%        1.67%      2.05%
--------------------------------------------------------------------------------
Class B         Return Before Taxes       1.49%        2.13%      2.49%
--------------------------------------------------------------------------------
Class C         Return Before Taxes       4.49%        2.13%      2.50%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes       6.53%        3.37%      3.72%
--------------------------------------------------------------------------------
MSCI World      (reflects no deduction
Healthcare      for fees, expenses
Index (Net)+    or taxes)                 6.00%        2.68%      1.85%
--------------------------------------------------------------------------------
MSCI            (reflects no
World           deduction for
Index (Net)+    fees, expenses,
                or taxes)                 14.72%      -2.45%      0.41%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 8/27/99.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement  accounts.

+ The MSCI World Healthcare Index (Net) and the MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a   31.44    -17.56  -17.24  21.05   6.22
--------------------------------------------------------------------------------
   95      96      97      98      99      00       01       02     03     04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A research sector head for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities
of   companies   based   in   at   least   three   countries   (and   normally
substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

Among the principal risks of investing in the Fund are market risk, foreign risk, currency risk, industry/sector risk, capitalization risk and allocation risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                        1         Since
                                                      Year**   Inception**
--------------------------------------------------------------------------------
Class A***      Return Before Taxes                    7.50%     17.12%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions                       7.39%     16.36%
                ----------------------------------------------------------------
                Return After Taxes
                on Distributions and
                Sale of Fund Shares                    5.00%     14.43%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                    7.42%     17.71%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                   10.42%     18.35%
--------------------------------------------------------------------------------
Advisor Class   Return Before Taxes                   12.55%     19.55%
--------------------------------------------------------------------------------
MSCI World      (reflects no deduction
Index (Net)+    for fees, expenses,
                or taxes)                             14.72%     20.20%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 07/22/02.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these shares have different expense ratios.

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  Fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement  accounts.

+ The MSCI World Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a     n/a     n/a      n/a     n/a   34.28%  12.25%
--------------------------------------------------------------------------------
   95      96      97      98      99      00       01      02      03      04

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.56%, 2nd quarter, 2003; and Worst Quarter was down -2.56%, 1st quarter, 2003.

AllianceBernstein International Research Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. A senior industry analyst for each sector is responsible for stock selection within that sector.

Alliance's International Research Growth Portfolio Oversight Group, in consultation with the senior industry analysts, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities.

Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies domiciled in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging markets countries. Alliance expects that normally the Fund's portfolio will tend to emphasize investments of companies with market capitalizations of at least $3 billion at the time of investment, although the Fund may invest in companies with smaller market capitalizations from time to time.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                 1          5         Since
                                               Year       Years    Inception**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes        8.28%      -7.79%     -0.23%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions           8.28%      -7.79%     -0.38%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares        5.38%      -6.45%     -0.26%
--------------------------------------------------------------------------------
Class B             Return Before Taxes        8.11%      -7.70%     -0.35%
--------------------------------------------------------------------------------
Class C             Return Before Taxes       11.23%      -7.66%     -0.33%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes       13.44%      -6.71%      0.68%
--------------------------------------------------------------------------------
MSCI AC             (reflects no deduction
World Index         for fees, expenses,
(ex.  U.S.)(Net)+   or taxes)                 20.91%        N/A        N/A
--------------------------------------------------------------------------------
MSCI EAFE           (reflects  no deduction
Growth Index        for fees, expenses,
(Net)+              or taxes)                 16.48%      -5.77%      0.64%
--------------------------------------------------------------------------------

*     Average annual total returns reflect  imposition of the maximum  front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 3/3/98.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  Fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

+ The MSCI AC World Index (ex. U.S.) and the MSCI EAFE Growth Index reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.87%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   n/a     n/a     n/a     n/a    47.21  -25.35   -20.17   -18.45   26.66  13.08
--------------------------------------------------------------------------------
   95      96      97      98      99       00      01       02       03    04

                                                               Calendar Year End

Best Quarter was 30.43%, 4th quarter, 1999; and Worst Quarter was -21.26%, 3rd quarter, 2002

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The International Growth Fund Management Team uses our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments, if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2004)
--------------------------------------------------------------------------------
                                                1           5          10
                                               Year       Years      Years**
--------------------------------------------------------------------------------
Class A***          Return Before Taxes       18.62%      -0.32%      9.38%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions          18.88%      -0.88%      7.62%
                    ------------------------------------------------------------
                    Return After Taxes
                    on Distributions and
                    Sale of Fund Shares       12.48%      -0.52%      7.27%
--------------------------------------------------------------------------------
Class B             Return Before Taxes       18.93%      -0.22%      9.21%
--------------------------------------------------------------------------------
Class C             Return Before Taxes       21.93%      -0.21%      9.21%
--------------------------------------------------------------------------------
Advisor Class       Return Before Taxes       24.20%       0.88%     10.18%
--------------------------------------------------------------------------------
MSCI AC             (reflects no deduction
World Index         for fees, expenses,
(ex.  U.S.)(Net)+   or taxes)                 20.91%        N/A        N/A
--------------------------------------------------------------------------------
MSCI World          (reflects no deduction
Index (ex.          for fees, expenses,
U.S.)(Net)+         or taxes)                 20.84%      -0.43%      6.27%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception  Dates for Class C shares:  2/8/95 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      --  Are  not   relevant  to  investors   who  hold  Fund  shares   through
          tax-deferred   arrangements   such  as  401(k)  plans  or   individual
          retirement accounts.

+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.) (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 16.39%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  4.91   23.14    13.18   8.92   56.33    -25.33  -18.13   -6.22    44.72  23.85
--------------------------------------------------------------------------------
   95      96      97      98      99       00      01       02       03    04

                                                               Calendar Year End

Best Quarter was 34.15%, 4th quarter, 1999; and Worst Quarter was -17.44%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Growth Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are AllianceBernstein Global Technology Fund and AllianceBernstein Global Health Care Fund. This risk may be greater for AllianceBernstein Global Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund are particularly subject to capitalization risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Growth Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund.

MANAGEMENT RISK

Each AllianceBernstein Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as AllianceBernstein Large Cap Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLOCATION RISK

This is the risk that the allocation of a Fund's investments among industry sectors may have a more significant effect on the Fund's net asset value when one of these sectors is performing more poorly than the others. AllianceBernstein Global Research Growth Fund is particularly subject to this risk.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

----------------------------------------------------------------------------------------------------------------------------------
                                              Industry/    Capital-                                          Focused
                                   Market      Sector      ization     Foreign    Currency      Manage-     Portfolio   Allocation
Fund                                Risk        Risk         Risk       Risk        Risk       ment Risk      Risk         Risk
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap
Growth Fund                           o                                                            o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund         o                       o                                    o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid-Cap
Growth Fund                           o                       o                                    o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap

Growth Fund                           o                       o                                    o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
Technology Fund                       o           o           o           o           o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
Health Care Fund                      o           o           o           o           o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
Research Growth Fund                  o                       o           o           o            o                         o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
Research Growth Fund                  o                                   o           o            o
----------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International Growth Fund             o                                   o           o            o
----------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                          Class A         Class B        Class C       Advisor Class
                                                           Shares          Shares         Shares          Shares
                                                          --------       ---------      ----------     -------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)             4.25%(a)          None           None            None

Maximum Deferred Sales Charge (Load)                        None         4.00%*(a)      1.00%**(a)         None
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)

Exchange Fee                                                None            None           None            None

(a)   Class  A  sales   charges  may  be  reduced  or   eliminated   in  certain
      circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds, CDSC Waivers and Other Programs" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00%

      annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Large Cap Growth                                               Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .70%      .70%      .70%       .70%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .44%      .49%      .46%       .44%
       Other expenses               .06%      .06%      .06%       .06%
                                -------   -------   -------    -------
    Total other expenses            .50%      .55%      .52%       .50%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.50%     2.25%     2.22%      1.20%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     571    $     628    $     228    $     325    $     225    $     122
After 3 years     $     879    $     903    $     703    $     694    $     694    $     381
After 5 years     $   1,209    $   1,205    $   1,205    $   1,190    $   1,190    $     660
After 10 years    $   2,139    $   2,396    $   2,396    $   2,554    $   2,554    $   1,455

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein                                              Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .38%      .43%      .39%       .38%
       Other expenses               .06%      .06%      .06%       .06%

                                -------   -------   -------    -------
   Total other expenses             .44%      .49%      .45%       .44%
                                -------   -------   -------    -------
   Total fund operating
       expenses (a)                1.49%     2.24%     2.20%      1.19%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     570    $     627    $     227    $     323    $     223    $     121
After 3 years     $     876    $     900    $     700    $     688    $     688    $     378
After 5 years     $   1,204    $   1,200    $   1,200    $   1,180    $   1,180    $     654
After 10 years    $   2,129    $   2,386    $   2,386    $   2,534    $   2,534    $   1,443

--------------------------------------------------------------------------------
Please refer to the footnotes on page 20.

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Mid-Cap Growth                                                 Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .71%      .71%      .71%       .71%
    Distribution and/or
       service (12b-1) fees         .22%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .21%      .25%      .23%       .21%
       Other expenses               .11%      .11%      .11%       .12%
                                --------  -------   -------    -------
    Total other expenses            .32%      .36%      .34%       .33%
                                --------  -------   -------    -------
    Total fund operating
       expenses (a)                1.25%     2.07%     2.05%      1.04%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     547    $     610    $     210    $     308    $     208    $     106
After 3 years     $     805    $     849    $     649    $     643    $     643    $     331
After 5 years     $   1,082    $   1,114    $   1,114    $   1,103    $   1,103    $     574
After 10 years    $   1,872    $   2,190    $   2,190    $   2,379    $   2,379    $   1,271

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Small Cap Growth                                               Advisor
Portfolio                       Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .27%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .38%      .46%      .41%       .38%
       Other expenses               .20%      .19%      .20%       .21%
                                -------   -------   -------    -------
    Total other expenses            .58%      .65%      .61%       .59%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.60%     2.40%     2.36%      1.34%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     581    $     643    $     243    $     339    $     239    $     136
After 3 years     $     908    $     948    $     748    $     736    $     736    $     425
After 5 years     $   1,259    $   1,280    $   1,280    $   1,260    $   1,260    $     734
After 10 years    $   2,244    $   2,538    $   2,538    $   2,696    $   2,696    $   1,613

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Global Technology                                              Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .73%      .73%      .73%       .73%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .53%      .61%      .56%       .53%
       Other expenses               .10%      .09%      .10%       .09%
                                -------   -------   -------    -------
    Total other expenses            .63%      .70%      .66%       .62%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.66%     2.43%     2.39%      1.35%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     587    $     646    $     246    $     342    $     242    $     137
After 3 years     $     926    $     958    $     758    $     745    $     745    $     428
After 5 years     $   1,289    $   1,296    $   1,296    $   1,275    $   1,275    $     739
After 10 years    $   2,307    $   2,576    $   2,576    $   2,726    $   2,726    $   1,624

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
Global Health Care                                             Advisor
Fund                            Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .40%      .46%      .43%       .40%
       Other expenses               .35%      .34%      .34%       .35%
                                -------   -------   -------    -------
   Total other expenses             .75%      .80%      .77%       .75%
                                -------   -------   -------    -------
   Total fund operating
       expenses (a)                1.80%     2.55%     2.52%      1.50%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     600    $     658    $     258    $     355    $     255    $     153
After 3 years     $     967    $     993    $     793    $     785    $     785    $     474
After 5 years     $   1,358    $   1,355    $   1,355    $   1,340    $   1,340    $     818
After 10 years    $   2,451    $   2,702    $   2,702    $   2,856    $   2,856    $   1,791

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein

Global Research                                                Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .13%      .20%      .18%       .13%
       Other expenses              1.28%     1.45%     1.31%      1.26%
                                -------   -------   -------    -------
   Total other expenses            1.41%     1.65%     1.49%      1.39%
                                -------   -------   -------    -------
   Total fund operating
       expenses (a)                2.46%     3.40%     3.24%      2.14%
                                =======   =======   =======    =======
   Waiver and/or expense
       reimbursement (b)           (.96)%   (1.20)%   (1.04)%     (.94)%
                                -------   -------   -------    -------
   Net expenses                    1.50%     2.20%     2.20%      1.20%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                      Advisor
                     Class A     Class B+     Class B++    Class C+     Class C++      Class
                    ---------   ----------    ---------    ---------    ---------    ---------
After 1 year        $     571   $      623    $     223    $     323    $     223    $     122
After 3 years (c)   $   1,071   $    1,133    $     933    $     901    $     901    $     579
After 5 years (c)   $   1,597   $    1,667    $   1,667    $   1,603    $   1,603    $   1,063
After 10 years (c)  $   3,033   $    3,391    $   3,391    $   3,469    $   3,469    $   2,398

--------------------------------------------------------------------------------
Please refer to the footnotes on page 20.

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
International Research                                         Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .40%      .50%      .44%       .41%
       Other expenses               .62%      .65%      .65%       .66%
                                -------   -------   -------    -------
    Total other expenses           1.02%     1.15%     1.09%      1.07%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                2.07%     2.90%     2.84%      1.82%
                                =======   =======   =======    =======
    Waiver and/or expense
       reimbursement (d)           (.42)%    (.55)%    (.49)%     (.47)%
                                -------   -------   -------    -------
    Net expenses                   1.65%     2.35%     2.35%      1.35%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     586    $     638    $     238    $     338    $     238    $     137
After 3 years(c)  $   1,007    $   1,046    $     846    $     834    $     834    $     527
After 5 years(c)  $   1,454    $   1,480    $   1,480    $   1,456    $   1,456    $     941
After 10 years(c) $   2,691    $   2,987    $   2,987    $   3,131    $   3,131    $   2,099

                          Operating Expenses
----------------------------------------------------------------------

AllianceBernstein
International                                                  Advisor
Growth Fund                     Class A   Class B   Class C     Class
                                -------   -------   -------    -------
    Management fees                 .75%      .75%      .75%       .75%
    Distribution and/or
       service (12b-1) fees         .30%     1.00%     1.00%      None
    Other expenses
       Transfer agent               .24%      .30%      .26%       .23%
       Other expenses               .28%      .28%      .28%       .27%
                                -------   -------   -------    -------
    Total other expenses            .52%      .58%      .54%       .50%
                                -------   -------   -------    -------
    Total fund operating
       expenses (a)                1.57%     2.34%     2.29%      1.25%
                                =======   =======   =======    =======

                                          Examples
--------------------------------------------------------------------------------------------

                                                                                    Advisor
                   Class A     Class B+     Class B++    Class C+     Class C++      Class
                  ---------    ---------    ---------    ---------    ---------    ---------
After 1 year      $     578    $     636    $     236    $     332    $     232    $     127
After 3 years     $     900    $     927    $     727    $     715    $     715    $     397
After 5 years     $   1,244    $   1,250    $   1,250    $   1,225    $   1,225    $     686
After 10 years    $   2,213    $   2,484    $   2,484    $   2,626    $   2,626    $   1,511

--------------------------------------------------------------------------------
+ Assumes redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.

++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.

(a) Does not reflect expenses attributable to costs of proxy solicitation which is expected to occur in fiscal year 2006. These expenses are estimated to be:

      Fund                                                             Amount
      -----                                                           --------
      AllianceBernstein Large Cap Growth Fund                           .15%
      AllianceBernstein Growth Fund                                     .11%
      AllianceBernstein Mid-Cap Growth Fund                             .05%
      AllianceBernstein Small Cap Growth Portfolio                      .15%
      AllianceBernstein Global Technology Fund                          .19%
      AllianceBernstein Global Health Care Fund                         .12%
      AllianceBernstein Global Research Growth Fund                     .05%
      AllianceBernstein International Research Growth Fund              .14%
      AllianceBernstein International Growth Fund                       .05%

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 1.50% for Class A shares, 2.20% for Class B and Class C shares, and 1.20% for Advisor Class shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

(d) Restated to reflect Alliance's contractual waiver effective May 10, 2005, for the International Research Growth Fund of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's fiscal year ending July 31, 2006 and may be extended by Alliance for additional one year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus. Retirement shares of the Funds (except AllianceBernstein International Research Growth Fund) are available through a separate Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of
Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."

HOW TO BUY SHARES


Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

      --Initial:                   $    2,500
      --Subsequent:                $       50

--------------------------------------------------------------------------------
* These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

      --Class A shares                   None
      --Class B shares             $  100,000
      --Class C Shares             $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans

Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

o     Traditional and ROTH IRAs (the minimums listed in the table above apply);

o     SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

o AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans; and

o certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABIRM may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

--------------------------------------------------------------------------------
                            What is a Rule 12b-1 Fee?

A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of the Prospectus.
--------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                       Distribution and/or Service
                         (Rule 12b-1) Fee (as a
                         Percentage of Aggregate
                        Average Daily Net Assets)
                       ---------------------------
Class A                            .30%*
Class B                           1.00%
Class C                           1.00%
Advisor Class                      None

--------------------------------------------------------------------------------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares -- Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option within one year, all investments in Class A shares of the Fund through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an

AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

              Year Since Purchase        CDSC
              --------------------       ----
              First                      4.0%
              Second                     3.0%
              Third                      2.0%
              Fourth                     1.0%
              Fifth and thereafter       None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

--------------------------------------------------------------------------------
                           How is the CDSC Calculated?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------

Advisor Class Shares -- Fee-Based Program Alternative

You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

o     all  of  the   shareholder's   accounts   at  the  Funds  or  a  financial
      intermediary;

o     any account of the shareholder at another financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

--------------------------------------------------------------------------------
                          You Can Reduce Sales Charges
                           When Buying Class A Shares
--------------------------------------------------------------------------------

Breakpoints or Quantity Discounts Offered by the Funds

The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                     Initial Sales Charge
                                 -----------------------------
                                    As % of          As % of
                                  Net Amount        Offering
Amount Purchased                   Invested           Price
                                 -------------     -----------
Up to $100,000                       4.44%            4.25%
$100,000 up to $250,000              3.36             3.25
$250,000 up to $500,000              2.30             2.25
$500,000 up to $1,000,000            1.78             1.75
$1,000,000 and above                 0.00             0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

o an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o     the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs

Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares -- Sales at NAV

The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

o     investment  management  clients of Alliance or its  affiliates,  including
      clients  and   prospective   clients  of   Alliance's   AllianceBernstein
      Institutional Investment Management division;

o present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

o officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

--------------------------------------------------------------------------------
                    Here Are Some Ways To Avoid Or Minimize
                             Charges On Redemption
--------------------------------------------------------------------------------

CDSC Waivers

The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o     permitted exchanges of shares;

o     following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Fund through preauthorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Funds' SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBerstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan

The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

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                        What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.
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In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

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Your financial advisor's firm receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-     upfront sales commissions

-     12b-1 fees

-     additional distribution support

-     defrayal of costs for educational seminars and training

- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
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Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABIRM may pay a portion of "ticket" or other transactional charges.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds -- Transfer Agency Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds -- Annual Operating Expenses" in the Prospectus.

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If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
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As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advest
  A.G.Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES.

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail

      o Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      o   For certified or overnight deliveries, send to:

                     Alliance Global Investor Services, Inc.
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

      o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone

      o   You may redeem your shares for which no stock  certificates  have been
          issued  by  telephone   request.   Call  AGIS  at  800-221-5672   with
          instructions on how you wish to receive your sale proceeds.

      o AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      o For your protection, AGIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor Alliance, AGIS, ABIRM or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that AGIS reasonably believes to be genuine.

      o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

      o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted  policies and procedures  designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.


Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY
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This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

TYPES OF COMPANIES OR COUNTRIES

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES AND INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's (including Baa1, Baa2 and Baa3) or BBB and above by S&P or Fitch (including BBB+ and BBB-) or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or below by Moody's or BB (including BB+ and BB-) or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

MSCI EAFE Index is Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

MSCI EAFE Growth Index is a market capitalization-weighted index that measures the performance of stock markets in Europe, Australia and the Far East with a greater- than-average growth orientation.

MSCI World Index (minus the U.S.) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2004, the MSCI World Index (minus the U.S.) consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa3 or higher by Moody's or AA- or higher by S&P.

Russell 1000(R) Growth Index measures the performance of those Russell 1000 Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000(R) Growth index.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means a Fund's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUNDS
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This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The Funds' investment objectives are not fundamental and may be changed without shareholder approval. A Fund's investment objective will not be changed without 60 days' prior written notice to shareholders.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

AllianceBernstein Large Cap Growth Fund seeks long-term growth of capital. Normally, about 40 - 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

The Fund also may:

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities, and purchase and sell exchange-traded call and put options on common stocks written by others;

o     invest in rights or warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Premier Growth Fund.

ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Growth Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on stock index futures contracts for hedging purposes, and options on stock indices;

o purchase and sell futures contracts and options on futures contracts for hedging purposes, and options on U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make loans of portfolio securities.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

AllianceBernstein Mid-Cap Growth Fund seeks long-term growth of capital. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "mid-capitalization companies" are those that, at the time of investment have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase."

The Fund also may invest in other types of securities such as investment grade instruments and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o     write exchange-traded covered call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Small Cap Growth Portfolio seeks long-term growth of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2005, there were approximately 5,018 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.73 billion. Normally, the Fund invests in about 100-125 companies.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

The Fund invests in listed and unlisted U.S. securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts, and options on these securities for hedging purposes;

o     make short sales of securities;

o write covered call options and purchase and sell put and call options written by others;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

AllianceBernstein Global Technology Fund seeks long-term growth of capital. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes).

In  implementing  its  policies,  the  Fund  invests  in a global  portfolio  of securities of U.S. and non-U.S. companies selected for their capital appreciation potential. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Technology Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

The Fund will invest in listed and unlisted securities. The Fund also may invest in U.S. Government Securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new and unseasoned companies.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o write covered call options on its securities of up to 15% of its net assets and purchase call and put options, including index put options, of up to, for all options, 10% of its net assets;

o enter into the purchase and sale of futures contracts and may purchase and write options on futures contracts.

o     enter into swap transactions;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in foreign securities have foreign risk.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Technology Fund.

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND

AllianceBernstein Global Health Care Fund seeks long-term growth of capital. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

In implementing its policies, the Fund invests in a portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation opportunities. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o     Drugs or  Pharmaceuticals,  including both ethical and proprietary  drugs,
      drug  administration  products  and  pharmaceutical   components  used  in
      diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o     Health  Care  Services,   including  the  services  of  clinical   testing
      laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o     Medical  Research,   including   scientific  research  to  develop  drugs,
      processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Health Care Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

AllianceBernstein Global Research Growth Fund seeks long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment opportunities and conditions. As these conditions change, Alliance may vary the percentage allocation to each sector. Alliance may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge.

Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, Alliance seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

Stock selection within each market sector is the responsibility of a research sector head for that sector. Alliance's internal global research staff includes full-time industry/sector oriented company equity analysts in the US and abroad. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors.

The Fund normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. Alliance will adjust the exposure of the Fund to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the assets of the portfolio invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities. Alliance expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Fund also may invest in securities of companies in emerging markets.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o     purchase and sell futures contracts and options on futures contracts;

o     purchase and sell options;

o purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

o purchase and sell exchange-traded index options and stock index futures contracts;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o     invest in the securities of other investment companies; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND

AllianceBernstein International Research Growth Fund seeks long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. A senior industry analyst for each sector is responsible for stock selection within that sector.

Alliance's International Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment conditions and opportunities.

Within each sector, stock selection emphasizes investment in companies representing the industry analyst groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies domiciled in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging markets countries. Alliance expects that normally the Fund's portfolio will tend to emphasize investments of companies with market capitalizations of at least $3 billion at the time of investment, although the Fund may invest in companies with smaller market capitalizations from time to time.

The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.

Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies outside the U.S. As one of the largest multi-national investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

The Fund also may:

o     invest in convertible securities;

o     invest in rights or warrants;

o purchase and sell options and enter into futures contracts, forward contracts and other derivatives;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Prior  to  May  10,  2005,   the  Fund  was  known  as  the   AllianceBernstein
International Premier Growth Fund.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein International Growth Fund seeks long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio Management Team and the International Research Growth Portfolio Oversight Group, which is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments, if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States.

The Fund's investments in enterprises undergoing privatization may be investments in the initial offering of publicly traded equity securities of a government- or state-owned or controlled company or enterprise, or the purchase of securities of a current or former state enterprise following its initial equity offering, or, the privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership.

The Fund also may invest in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts for hedging purposes;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Prior to May 13, 2005, the Fund was known as AllianceBernstein Worldwide Privatization Fund.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives  can be used by  investors  such as the  Funds  to earn  income  and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

Types of Derivatives. The following describes specific types of derivatives that one or more of the Funds may use.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

AllianceBernstein Global Research Growth Fund's investments in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. AllianceBernstein Growth Fund also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options purchased or written by the AllianceBernstein Global Research Growth Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. Certain of the Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S.

dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization, except for the AllianceBernstein Global Technology Fund, which may enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

      o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

      o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

      o Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund does not intend to use these transactions in a speculative manner.

          Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

          A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets or such other amount permitted by guidance regarding the 1940 Act. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon  and  Payment-in-Kind  Bonds.  Zero-coupon  bonds  are  issued  at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Growth Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. A substantial portion or all of the assets of AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund may be invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in Privatized Enterprises by AllianceBernstein International Growth Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                  Fee as a percentage of       Fiscal
Fund                             average daily net assets    Year Ending
-----                            ------------------------    -----------
AllianceBernstein Large
   Cap Growth Fund                         .70%                7/31/05
AllianceBernstein Growth
   Fund                                    .75%                7/31/05
AllianceBernstein Mid-Cap
   Growth Fund                             .71%                7/31/05
AllianceBernstein Small Cap
   Growth Portfolio                        .75%                7/31/05
AllianceBernstein Global
   Technology Fund                         .73%                7/31/05
AllianceBernstein Global
   Health Care Fund                        .75%                6/30/05
AllianceBernstein Global
   Research Growth Fund                      0%*               6/30/05
AllianceBernstein International
   Research Growth Fund                    .61%*               7/31/05
AllianceBernstein International
   Growth Fund                             .75%                6/30/05

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to share- holders for the fiscal year ended shown in the table above. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global
Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's SAI.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The primary day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by Mr. Thomas G. Kamp. Mr. Kamp works within the parameters set by the Adviser's Large Cap Growth Investment Team. The Adviser's Large Cap Growth Team is responsible for management of all of the Adviser's Large Cap Growth accounts. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's U.S. Growth Team that collaborates actively on the management of the Adviser's U.S. Growth portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Bruce K. Aronow; since 1999-             Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.


Kumar Kirpalani; since 2004-             Vice President of ACMC with
Vice President of ACMC                   which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

Samantha Lau; since 2004-                Senior Vice President of ACMC with
Senior Vice President of ACMC            which she has been associated in a
                                         substantially similar capacity to her
                                         current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Health Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Norman M. Fidel; since inception;        Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.

Jane E. Schneirov; since inception;      Senior Vice President of ACMC
Senior Vice President of ACMC            with which she has been
                                         associated in a substantially similar
                                         capacity to her current position
                                         since prior to 2000.

Gina M. Griffin; since inception;        Senior Vice President of ACMC
Senior Vice President of ACMC            with which she has been
                                         associated in a substantially similar
                                         capacity to her current position
                                         since prior to 2000.

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Janet A. Walsh; since inception;         Senior Vice President of ACMC
Senior Vice President of ACMC            with which she has been
                                         associated in a substantially similar
                                         capacity to her current position
                                         since prior to 2000.

Thomas A. Schmitt; since inception;      Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.

Francis X. Suozzo; since inception;      Senior Vice President of ACMC
Senior Vice President of ACMC            with which he has been associated
                                         in a substantially similar capacity to
                                         his current position since prior to
                                         2000.

The day-to-day management of and investment decisions for the AllianceBernstein International Research Growth Fund's portfolio are made by the Adviser's
International Research Growth research sector heads, with oversight by the Adviser's Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts abroad. Alliance's International Research Growth Oversight Group, comprised of senior investment professionals, in consultation with the International Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Hiromitsu Agata; since May 2005;         Senior Vice President of ACAM with
Senior Vice President of Alliance        which he has been associated in a
Capital Asset Management ("ACAM")        substantially similar capacity to his
                                         current position since prior to 2000.

Isabel Buccellati; since May 2005; Vice  Vice President of ACL with which
President of Alliance Capital Limited    she has been associated in a
("ACL")                                  substantially similar capacity to her
                                         current position since prior to 2000.

William Johnston; since May 2005;        Senior Vice President of ACL with
Senior Vice President of Alliance        which he has been associated in a
Capital Limited ("ACL")                  substantially similar capacity to his
                                         current position since prior to 2000.

Valli Niththyananthan; since May 2005;   Senior Vice President of ACL with
Senior Vice President of ACL             which she has been associated
                                         since October 2000. Prior thereto,
                                         she was a research analyst at
                                         Gartmore Investment Management
                                         since prior to 2000.

Michele Patri; since May 2005; Vice      Vice President of ACL and a Non-
President of ACL                         US Developed Analyst since April
                                         2001. Prior thereto, he was a
                                         portfolio manager at Citigroup Asset
                                         Manager in London since prior to
                                         2000.

Thomas A. Schmitt; since May 2005;       Senior Vice President of ACMC with
Senior Vice President of ACMC            which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

                                         Principal Occupation During
Employee; Year; Title                    the Past Five (5) Years
--------------------------------------------------------------------------------
Atsushi Yamamoto; since May 2005;        Senior Vice President of ACAM with
Senior Vice President of ACAM            which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title;                   Principal Occupation During
Underlying Investment Team               the Past Five (5) Years
--------------------------------------------------------------------------------
Michael Levy; since 2003; Senior Vice    Senior Vice President of ACL with
President of ACL; Global Emerging        which he has been associated in a
Growth Investment Team                   substantially similar capacity to his
                                         current position since prior to 2000.

Edward Baker III; since 2002; Senior     Senior Vice President and Chief
Vice  President of ACMC; Global          Investment Officer-Emerging
Emerging Growth Investment Team          Markets of ACMC with which he
                                         has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2000.

Christopher Toub; since May 2005;        Executive Vice President of ACMC
Executive Vice President of ACMC;        with which he has been associated
International Large Cap Growth           in a substantially similar capacity to
Investment Team                          his current position since prior to
                                         2000.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS.

Institutional accounts. In addition to its support in managing the assets of AllianceBernstein Large Cap Growth Fund, the Large Cap Growth team currently has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Large Cap Growth Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Large Cap Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap

Growth Team has managed the Historical Portfolios. As of June 30, 2005 the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which is a lower fee than the advisory fee historically associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Large Cap Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Large Cap Growth Fund. Expenses associated with the distribution of share classes of AllianceBernstein Large Cap Growth Fund in accordance with the plan adopted by AllianceBernstein Large Cap Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000(R) Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000(R) Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000(R) Growth Index do not reflect the deduction of any fees. If AllianceBernstein Large Cap Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000(R) Growth Index, AllianceBernstein Large Cap Growth Fund's performance relative to the index would be reduced by AllianceBernstein Large Cap Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Large Cap Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate the Large Cap Growth Team's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Large Cap Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                Large Cap     Large Cap
                  Growth       Growth                               Russell
                   Fund         Fund                                1000(R)
                 (Class A   (Class A with   Historical   S&P 500    Growth
                 at NAV)     Sales Load)    Portfolios    Index      Index
                ----------  -------------   ----------   -------    -------
One year......     3.84%       -0.55%         4.23%       6.32%       1.68%
Three years...     4.39%        2.88%         5.64%       8.28%       7.26%
Five years....   -12.13%      -12.89%        -8.86%      -2.37%     -10.36%
Ten years ....     6.87%        6.41%         9.67%       9.94%       7.40%

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO.

In addition to its support in managing the AllianceBernstein Global Research Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments - Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

SCHEDULE OF INVESTMENT PERFORMANCE -- HISTORICAL PORTFOLIO*

                                                                MSCI
                                   Historical Portfolio      World Index
                                      Total Return**       Total Return***
                                   --------------------    ---------------
Year Ended December 31:
2004                                     12.89%                 15.25%
2003                                     32.95%                 33.76%
2002                                    (18.69)%               (19.54)%
2001                                    (14.44)%               (16.52)%
2000                                     (0.13)%               (12.92)%
1999                                     44.57%                 25.34%
1998                                     26.15%                 24.80%
1997                                      8.67%                 16.23%
1996                                     14.43%                 14.00%
1995                                     42.85%                 21.32%
1994                                      5.43%                  5.58%
1993                                     19.47%                 23.13%
1992                                      9.34%                 (4.66)%
Cumulative total return
   for the period October 25,
   1991 (inception of the
   Historical Portfolio) to
   December 31, 2004                    398.30%                188.51%

--------------------------------------------------------------------------------
* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

**    Net of all fees charged on the Class AX shares.

***   Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                        Historical       MSCI World
                                        Portfolio+          Index
                                        -----------      ----------
One Year                                  12.89%           15.25%
Three Years                                6.87%            7.44%
Five Years                                 0.84%           -2.05%
Ten Years                                 12.95%            8.53%
Since October 25, 1991

   (inception of the
   Historical Portfolio)                  12.96%            8.38%++

--------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++    Since inception average annual total returns are from October 31, 1991.

LEGAL PROCEEDINGS

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and AllianceBernstein Premier Growth Fund, alleging violations of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to AllianceBernstein Premier Growth Fund by causing AllianceBernstein Premier Growth Fund to invest in the securities of Enron Corp. ("Enron") and that the agreements between the AllianceBernstein Premier Growth and Alliance violated the 1940 Act because all of the directors of AllianceBernstein Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to AllianceBernstein Premier Growth Fund's losses as a result of AllianceBernstein Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. On March 24, 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey. AllianceBernstein Premier Growth Fund is no longer named as a defendant in this case. On January 23, 2004, defendants moved to dismiss the complaint. On May 23, 2005, the District Court granted the defendants' motion and dismissed the complaint. Plaintiff has not filed an appeal. Alliance believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against Alliance, AllianceBernstein Premier Growth Fund and individual directors and certain officers of AllianceBernstein Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because AllianceBernstein Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of AllianceBernstein Premier Growth Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. On January 23, 2004, defendants moved to dismiss the complaint. On December 10, 2004, the court granted Alliance's motion and dismissed the case. On January 5, 2005, plaintiff appealed the court's decision. Alliance, AllianceBernstein Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

On October 1, 2003, a class action complaint entitled Erb, et al. v. Alliance Capital Management L.P. was filed in the Circuit Court of St. Clair County, Illinois, against Alliance. The plaintiff, purportedly a shareholder in AllianceBernstein Premier Growth Fund, alleges that Alliance breached unidentified provisions of the Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for the Fund's portfolio must be a "1-rated" stock, the highest rating that Alliance's research analysts could assign. Plaintiff alleges that Alliance impermissibly purchased shares of stocks that were not 1-rated. On June 24, 2004, plaintiff filed an amended complaint. The amended complaint makes allegations similar to those contained in the previous complaint, however, it adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The amended complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for the Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. On July 13, 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities
Litigation Uniform Standards Act. On August 30, 2004, the District Court remanded the action to the Circuit Court. On September 15, 2004, Alliance filed a notice of appeal with respect to the District Court's order. On September 2, 2005, Alliance's appeal was denied. Alliance believes that plaintiffs' allegations in the amended Erb complaint are without merit and intends to vigorously defend against these allegations.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the AllianceBernstein Growth Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein Growth Funds except for the AllianceBernstein Mid-Cap Growth Fund and AllianceBernstein Growth Fund. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee, except for the AllianceBernstein Mid-Cap Growth Fund.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the AllianceBernstein Growth Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Funds;

certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein
Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the

AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Growth Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York, and the Alliance defendants have moved to dismiss the consolidated complaint. That motion is pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Growth
Funds' shares or other adverse consequences to the AllianceBernstein Growth Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Growth Funds.

TRANSFER AGENCY SERVICES

AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries. The Funds, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.20% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund, AllianceBernstein International Research Growth Fund and AllianceBernstein International Growth Fund and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Technology Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $  16.28            $ (.14)(b)        $   3.01           $   2.87
   Year ended 7/31/04..................        15.58              (.15)(f)             .85                .70
   12/1/02 to 7/31/03+.................        15.07              (.10)                .61                .51
   Year ended 11/30/02.................        20.24              (.19)              (4.98)             (5.17)
   Year ended 11/30/01.................        29.51              (.19)              (6.43)             (6.62)
   Year ended 11/30/00.................        35.82              (.26)              (3.69)             (3.95)
   Class B
   Year ended 7/31/05..................     $  14.80            $ (.25)(b)        $   2.73           $   2.48
   Year ended 7/31/04..................        14.27              (.25)(f)             .78                .53
   12/1/02 to 7/31/03+.................        13.88              (.16)                .55                .39
   Year ended 11/30/02.................        18.78              (.29)              (4.61)             (4.90)
   Year ended 11/30/01.................        27.76              (.35)              (5.98)             (6.33)
   Year ended 11/30/00.................        34.05              (.48)              (3.45)             (3.93)
   Class C
   Year ended 7/31/05..................     $  14.83            $ (.24)(b)        $   2.74           $   2.50
   Year ended 7/31/04..................        14.30              (.25)(f)             .78                .53
   12/1/02 to 7/31/03+.................        13.90              (.16)                .56                .40
   Year ended 11/30/02.................        18.81              (.29)              (4.62)             (4.91)
   Year ended 11/30/01.................        27.80              (.35)              (5.99)             (6.34)
   Year ended 11/30/00.................        34.09              (.48)              (3.45)             (3.93)
   Advisor Class
   Year ended 7/31/05..................     $  16.74            $ (.09)(b)        $   3.11           $   3.02
   Year ended 7/31/04..................        15.97              (.10)(f)             .87                .77
   12/1/02 to 7/31/03+.................        15.42              (.08)                .63                .55
   Year ended 11/30/02.................        20.65              (.14)              (5.09)             (5.23)
   Year ended 11/30/01.................        29.99              (.14)              (6.55)             (6.69)
   Year ended 11/30/00.................        36.25              (.14)              (3.76)             (3.90)
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................     $  29.05            $ (.32)           $   6.94           $   6.62
   Year ended 7/31/04..................        26.18              (.31)(f)            3.18               2.87
   11/1/02 to 7/31/03+.................        22.56              (.21)               3.83               3.62
   Year ended 10/31/02.................        27.40              (.28)              (4.56)             (4.84)
   Year ended 10/31/01.................        52.42              (.22)             (19.10)            (19.32)
   Year ended 10/31/00.................        56.32              (.17)               3.71               3.54
   Class B
   Year ended 7/31/05..................     $  20.31            $ (.39)           $   4.82           $   4.43
   Year ended 7/31/04..................        18.44              (.37)(f)            2.24               1.87
   11/1/02 to 7/31/03+.................        15.98              (.23)               2.69               2.46
   Year ended 10/31/02.................        19.56              (.34)              (3.24)             (3.58)
   Year ended 10/31/01.................        39.49              (.34)             (13.89)            (14.23)
   Year ended 10/31/00.................        44.40              (.43)               2.96               2.53
   Class C
   Year ended 7/31/05..................     $  20.35            $ (.38)           $   4.83           $   4.45
   Year ended 7/31/04..................        18.47              (.37)(f)            2.25               1.88
   11/1/02 to 7/31/03+.................        16.00              (.23)               2.70               2.47
   Year ended 10/31/02.................        19.58              (.33)              (3.25)             (3.58)
   Year ended 10/31/01.................        39.52              (.34)             (13.90)            (14.24)
   Year ended 10/31/00.................        44.42              (.43)               2.97               2.54
   Advisor Class
   Year ended 7/31/05..................     $  29.85            $ (.23)           $   7.14           $   6.91
   Year ended 7/31/04..................        26.81              (.23)(f)            3.27               3.04
   11/1/02 to 7/31/03+.................        23.05              (.16)               3.92               3.76
   Year ended 10/31/02.................        27.92              (.20)              (4.67)             (4.87)
   Year ended 10/31/01.................        53.17              (.11)             (19.44)            (19.55)
   Year ended 10/31/00.................        56.88              (.02)               3.75               3.73

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (2.38)
   Year ended 11/30/00.................         0.00              0.00                0.00              (2.36)
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   11/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 10/31/02.................         0.00              0.00                0.00               0.00
   Year ended 10/31/01.................         0.00              0.00                0.00              (5.70)
   Year ended 10/31/00.................         0.00              0.00                0.00              (7.44)

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  19.15              17.63%
   Year ended 7/31/04..................         0.00              0.00               16.28               4.49
   12/1/02 to 7/31/03+.................         0.00              0.00               15.58               3.38
   Year ended 11/30/02.................         0.00              0.00               15.07             (25.54)
   Year ended 11/30/01.................         (.27)            (2.65)              20.24             (24.90)
   Year ended 11/30/00.................         0.00             (2.36)              29.51             (11.91)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  17.28              16.76%
   Year ended 7/31/04..................         0.00              0.00               14.80               3.71
   12/1/02 to 7/31/03+.................         0.00              0.00               14.27               2.81
   Year ended 11/30/02.................         0.00              0.00               13.88             (26.09)
   Year ended 11/30/01.................         (.27)            (2.65)              18.78             (25.48)
   Year ended 11/30/00.................         0.00             (2.36)              27.76             (12.51)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  17.33              16.86%
   Year ended 7/31/04..................         0.00              0.00               14.83               3.71
   12/1/02 to 7/31/03+.................         0.00              0.00               14.30               2.88
   Year ended 11/30/02.................         0.00              0.00               13.90             (26.10)
   Year ended 11/30/01.................         (.27)            (2.65)              18.81             (25.48)
   Year ended 11/30/00.................         0.00             (2.36)              27.80             (12.49)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  19.76              18.04%
   Year ended 7/31/04..................         0.00              0.00               16.74               4.82
   12/1/02 to 7/31/03+.................         0.00              0.00               15.97               3.57
   Year ended 11/30/02.................         0.00              0.00               15.42             (25.33)
   Year ended 11/30/01.................         (.27)            (2.65)              20.65             (24.72)
   Year ended 11/30/00.................         0.00             (2.36)              29.99             (11.61)
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  35.67              22.79%
   Year ended 7/31/04..................         0.00              0.00               29.05              10.96
   11/1/02 to 7/31/03+.................         0.00              0.00               26.18              16.05
   Year ended 10/31/02.................         0.00              0.00               22.56             (17.66)
   Year ended 10/31/01.................         0.00             (5.70)              27.40             (40.50)
   Year ended 10/31/00.................         0.00             (7.44)              52.42               5.96
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  24.74              21.81%
   Year ended 7/31/04..................         0.00              0.00               20.31              10.14
   11/1/02 to 7/31/03+.................         0.00              0.00               18.44              15.39
   Year ended 10/31/02.................         0.00              0.00               15.98             (18.30)
   Year ended 10/31/01.................         0.00             (5.70)              19.56             (40.93)
   Year ended 10/31/00.................         0.00             (7.44)              39.49               5.18
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  24.80              21.87%
   Year ended 7/31/04..................         0.00              0.00               20.35              10.18
   11/1/02 to 7/31/03+.................         0.00              0.00               18.47              15.44
   Year ended 10/31/02................         0.00              0.00               16.00             (18.28)
   Year ended 10/31/01.................         0.00             (5.70)              19.58             (40.92)
   Year ended 10/31/00.................         0.00             (7.44)              39.52               5.20
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  36.76              23.15%
   Year ended 7/31/04..................         0.00              0.00               29.85              11.34
   11/1/02 to 7/31/03+.................         0.00              0.00               26.81              16.31
   Year ended 10/31/02.................         0.00              0.00               23.05             (17.44)
   Year ended 10/31/01.................         0.00             (5.70)              27.92             (40.34)
   Year ended 10/31/00.................         0.00             (7.44)              53.17               6.27

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05..................   $ 1,348,678             1.50%(d)            (.82)%(b)            56%
   Year ended 7/31/04..................     1,550,292             1.58(d)             (.90)(f)             61
   12/1/02 to 7/31/03+.................     1,757,243             1.89*              (1.08)*               60
   Year ended 11/30/02.................     2,098,623             1.73               (1.09)                93
   Year ended 11/30/01.................     3,556,040             1.53                (.83)               135
   Year ended 11/30/00.................     4,817,131             1.44                (.71)               125
   Class B
   Year ended 7/31/05..................   $ 1,559,369             2.25%(d)           (1.57)%(b)            56%
   Year ended 7/31/04..................     1,871,308             2.34(d)            (1.66)(f)             61
   12/1/02 to 7/31/03+.................     2,670,330             2.65*              (1.84)*               60
   Year ended 11/30/02.................     3,080,955             2.47               (1.84)                93
   Year ended 11/30/01.................     5,774,836             2.25               (1.59)               135
   Year ended 11/30/00.................     8,797,132             2.13               (1.40)               125
   Class C
   Year ended 7/31/05..................   $   536,804             2.22%(d)           (1.53)%(b)            56%
   Year ended 7/31/04..................       666,851             2.31(d)            (1.62)(f)             61
   12/1/02 to 7/31/03+.................       943,029             2.62*              (1.81)*               60
   Year ended 11/30/02.................     1,116,314             2.45               (1.81)                93
   Year ended 11/30/01.................     2,173,671             2.26               (1.59)               135
   Year ended 11/30/00.................     3,361,307             2.13               (1.40)               125
   Advisor Class
   Year ended 7/31/05..................   $ 1,040,894             1.20%(d)            (.53)%(b)            56%
   Year ended 7/31/04.................        761,895             1.28(d)             (.60)(f)             61
   12/1/02 to 7/31/03+.................       793,162             1.60*               (.78)*               60
   Year ended 11/30/02.................       590,508             1.45                (.79)                93
   Year ended 11/30/01.................       510,603             1.25                (.59)               135
   Year ended 11/30/00.................       523,315             1.11                (.38)               125
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05..................   $ 1,081,725             1.49%              (1.02)%               41%
   Year ended 7/31/04..................       951,903             1.51(d)            (1.05)(f)             53
   11/1/02 to 7/31/03+.................       835,657             1.66*              (1.18)*               29
   Year ended 10/31/02.................       715,438             1.49               (1.04)                41

   Year ended 10/31/01.................       874,604             1.28                (.61)               115
   Year ended 10/31/00.................     1,656,689             1.14                (.30)                58
   Class B
   Year ended 7/31/05..................   $   570,462             2.24%              (1.77)%               41%
   Year ended 7/31/04..................       736,526             2.26(d)            (1.80)(f)             53
   11/1/02 to 7/31/03+.................       999,620             2.41*              (1.94)*               29
   Year ended 10/31/02.................     1,131,628             2.22               (1.77)                41
   Year ended 10/31/01.................     2,233,260             2.00               (1.31)               115
   Year ended 10/31/00.................     5,042,755             1.86               (1.02)                58
   Class C
   Year ended 7/31/05..................   $   200,381             2.20%              (1.73)%               41%
   Year ended 7/31/04..................       212,679             2.22(d)            (1.77)(f)             53
   11/1/02 to 7/31/03+.................       236,358             2.38*              (1.90)*               29
   Year ended 10/31/02.................       239,940             2.19               (1.74)                41
   Year ended 10/31/01.................       419,382             1.98               (1.29)               115
   Year ended 10/31/00.................       959,043             1.85               (1.02)                58
   Advisor Class
   Year ended 7/31/05..................   $    36,167             1.19%               (.72)%               41%
   Year ended 7/31/04..................        26,422             1.21(d)             (.75)(f)             53
   11/1/02 to 7/31/03+.................        16,994             1.36*               (.87)*               29
   Year ended 10/31/02.................        10,433             1.18                (.73)                41
   Year ended 10/31/01.................        19,087              .98                (.30)               115
   Year ended 10/31/00.................        38,278              .83                 .03                 58

--------------------------------------------------------------------------------

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   5.38            $ (.05)           $   1.12           $   1.07
   Year ended 7/31/04..................         4.46              (.06)(f)             .98                .92
   12/1/02 to 7/31/03+.................         3.70              (.03)                .79                .76
   Year ended 11/30/02.................         4.79              (.04)              (1.05)             (1.09)
   Year ended 11/30/01.................         5.83              (.04)               (.71)              (.75)
   Year ended 11/30/00.................         7.55              (.04)              (1.04)             (1.08)
   Class B
   Year ended 7/31/05..................     $   4.63            $ (.09)           $    .97           $    .88
   Year ended 7/31/04..................         3.87              (.09)(f)             .85                .76
   12/1/02 to 7/31/03+.................         3.23              (.03)                .67                .64
   Year ended 11/30/02.................         4.22              (.07)               (.92)              (.99)
   Year ended 11/30/01.................         5.21              (.07)               (.63)              (.70)
   Year ended 11/30/00.................         6.87              (.09)               (.93)             (1.02)
   Class C
   Year ended 7/31/05..................     $   4.62            $ (.08)           $    .96           $    .88
   Year ended 7/31/04..................         3.87              (.09)(f)             .84                .75
   12/1/02 to 7/31/03+.................         3.22              (.03)                .68                .65
   Year ended 11/30/02.................         4.21              (.06)               (.93)              (.99)
   Year ended 11/30/01.................         5.20              (.07)               (.63)              (.70)
   Year ended 11/30/00.................         6.86              (.09)               (.93)             (1.02)
   Advisor Class
   Year ended 7/31/05..................     $   5.45            $ (.04)           $   1.15           $   1.11
   Year ended 7/31/04..................         4.52              (.05)(f)             .98                .93
   12/1/02 to 7/31/03+.................         3.74              0.00                 .78                .78
   Year ended 11/30/02.................         4.83              (.03)              (1.06)             (1.09)
   Year ended 11/30/01.................         5.86              (.03)               (.71)              (.74)
   Year ended 11/30/00.................         7.58              (.02)              (1.06)             (1.08)
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................     $  19.70            $ (.30)(b)        $   4.45           $   4.15
   Year ended 7/31/04..................        17.30              (.33)(b)            2.73               2.40
   10/1/02 to 7/31/03+.................        13.34              (.24)               4.20               3.96
   Year ended 9/30/02..................        16.25              (.30)              (2.61)             (2.91)
   Year ended 9/30/01..................        30.76              (.35)             (11.46)            (11.81)
   Year ended 9/30/00..................        23.84              (.38)               7.30               6.92
   Class B
   Year ended 7/31/05..................     $  16.72            $ (.39)(b)        $   3.75           $   3.36
   Year ended 7/31/04..................        14.80              (.42)(b)            2.34               1.92
   10/1/02 to 7/31/03+.................        11.49              (.28)               3.59               3.31
   Year ended 9/30/02..................        14.11              (.39)              (2.23)             (2.62)
   Year ended 9/30/01..................        27.30              (.45)             (10.04)            (10.49)
   Year ended 9/30/00..................        21.32              (.52)               6.50               5.98
   Class C
   Year ended 7/31/05..................     $  16.75            $ (.39)(b)        $   3.77           $   3.38
   Year ended 7/31/04..................        14.82              (.42)(b)            2.35               1.93
   10/1/02 to 7/31/03+.................        11.50              (.28)               3.60               3.32
   Year ended 9/30/02..................        14.13              (.39)              (2.24)             (2.63)
   Year ended 9/30/01..................        27.32              (.45)             (10.04)            (10.49)
   Year ended 9/30/00..................        21.34              (.52)               6.50               5.98
   Advisor Class
   Year ended 7/31/05..................     $  20.19            $ (.25)(b)        $   4.57           $   4.32
   Year ended 7/31/04..................        17.68              (.29)(b)            2.80               2.51
   10/1/02 to 7/31/03+.................        13.60              (.21)               4.29               4.08
   Year ended 9/30/02..................        16.52              (.28)              (2.64)             (2.92)
   Year ended 9/30/01..................        31.07              (.29)             (11.56)            (11.85)
   Year ended 9/30/00..................        24.01              (.30)               7.36               7.06

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               (.29)
   Year ended 11/30/00.................         0.00              0.00                0.00               (.64)
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   10/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 9/30/02..................         0.00              0.00                0.00               0.00
   Year ended 9/30/01..................         0.00              0.00                0.00               (.72)
   Year ended 9/30/00..................         0.00              0.00                0.00               0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   6.45              19.89%
   Year ended 7/31/04..................         0.00              0.00                5.38              20.63
   12/1/02 to 7/31/03+.................         0.00              0.00                4.46              20.54
   Year ended 11/30/02.................         0.00              0.00                3.70             (22.76)
   Year ended 11/30/01.................         0.00              (.29)               4.79             (13.64)
   Year ended 11/30/00.................         0.00              (.64)               5.83             (15.73)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   5.51              19.01%
   Year ended 7/31/04..................         0.00              0.00                4.63              19.64
   12/1/02 to 7/31/03+.................         0.00              0.00                3.87              19.81
   Year ended 11/30/02.................         0.00              0.00                3.23             (23.46)
   Year ended 11/30/01.................         0.00              (.29)               4.22             (14.34)
   Year ended 11/30/00.................         0.00              (.64)               5.21             (16.48)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   5.50              19.05%
   Year ended 7/31/04..................         0.00              0.00                4.62              19.38
   12/1/02 to 7/31/03+.................         0.00              0.00                3.87              20.19
   Year ended 11/30/02.................         0.00              0.00                3.22             (23.52)
   Year ended 11/30/01.................         0.00              (.29)               4.21             (14.37)
   Year ended 11/30/00.................         0.00              (.64)               5.20             (16.51)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   6.56              20.37%
   Year ended 7/31/04..................         0.00              0.00                5.45              20.58
   12/1/02 to 7/31/03+.................         0.00              0.00                4.52              20.86
   Year ended 11/30/02.................         0.00              0.00                3.74             (22.57)
   Year ended 11/30/01.................         0.00              (.29)               4.83             (13.39)
   Year ended 11/30/00.................         0.00              (.64)               5.86             (15.66)
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  23.85              21.07%
   Year ended 7/31/04..................         0.00              0.00               19.70              13.87
   10/1/02 to 7/31/03+.................         0.00              0.00               17.30              29.69
   Year ended 9/30/02..................         0.00              0.00               13.34             (17.91)
   Year ended 9/30/01..................        (1.98)            (2.70)              16.25             (41.42)
   Year ended 9/30/00..................         0.00              0.00               30.76              29.03
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  20.08              20.10%
   Year ended 7/31/04..................         0.00              0.00               16.72              12.97
   10/1/02 to 7/31/03+.................         0.00              0.00               14.80              28.81
   Year ended 9/30/02..................         0.00              0.00               11.49             (18.57)
   Year ended 9/30/01..................        (1.98)            (2.70)              14.11             (41.88)
   Year ended 9/30/00..................         0.00              0.00               27.30              28.05
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  20.13              20.18%
   Year ended 7/31/04..................         0.00              0.00               16.75              13.02
   10/1/02 to 7/31/03+.................         0.00              0.00               14.82              28.87
   Year ended 9/30/02..................         0.00              0.00               11.50             (18.61)
   Year ended 9/30/01..................        (1.98)            (2.70)              14.13             (41.85)
   Year ended 9/30/00..................         0.00              0.00               27.32              28.02
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  24.51              21.40%
   Year ended 7/31/04..................         0.00              0.00               20.19              14.20
   10/1/02 to 7/31/03+.................         0.00              0.00               17.68              30.00
   Year ended 9/30/02..................         0.00              0.00               13.60             (17.68)
   Year ended 9/30/01..................        (1.98)            (2.70)              16.52             (41.11)
   Year ended 9/30/00..................     $   0.00              0.00               31.07              29.40

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05..................   $  653,612              1.25%               (.88)%               88%
   Year ended 7/31/04..................      610,854              1.25(d)            (1.06)(f)            135
   12/1/02 to 7/31/03+.................      540,843              1.45*              (1.11)*               75
   Year ended 11/30/02.................      469,570              1.34               (1.03)               183
   Year ended 11/30/01.................      686,445              1.22                (.69)               226
   Year ended 11/30/00.................      856,956              1.04                (.55)                86
   Class B
   Year ended 7/31/05..................   $   70,236              2.07%              (1.71)%               88%
   Year ended 7/31/04..................       74,567              2.09(d)            (1.90)(f)            135
   12/1/02 to 7/31/03+.................       53,461              2.32*              (1.98)*               75
   Year ended 11/30/02.................       41,096              2.20               (1.89)               183
   Year ended 11/30/01.................       61,816              2.08               (1.54)               226
   Year ended 11/30/00.................       81,569              1.87               (1.39)                86
   Class C
   Year ended 7/31/05..................   $   24,098              2.05%              (1.68)%               88%
   Year ended 7/31/04..................       26,017              2.06(d)            (1.87)(f)            135
   12/1/02 to 7/31/03+.................       14,415              2.27*              (1.94)*               75
   Year ended 11/30/02.................       10,860              2.16               (1.85)               183

   Year ended 11/30/01.................       15,391              2.04               (1.51)               226
   Year ended 11/30/00.................       20,068              1.86               (1.34)                86
   Advisor Class
   Year ended 7/31/05..................   $   68,495              1.04%               (.64)%               88%
   Year ended 7/31/04..................       44,440              1.04(d)             (.85)(f)            135
   12/1/02 to 7/31/03+.................       21,251              1.23*               (.89)*               75
   Year ended 11/30/02.................       13,092              1.08                (.81)               183
   Year ended 11/30/01.................      131,032              1.08                (.64)               226
   Year ended 11/30/00.................        8,304               .83                (.35)                86
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05..................   $  207,873              1.60%(d)           (1.37)%(b)            82%
   Year ended 7/31/04..................      185,906              1.85(d)            (1.67)(b)             94
   10/1/02 to 7/31/03+.................      184,378              2.32*              (1.95)*               94
   Year ended 9/30/02..................      156,340              1.92               (1.71)                98
   Year ended 9/30/01..................      232,456              1.79               (1.58)               109
   Year ended 9/30/00..................      458,008              1.68(e)            (1.39)               160
   Class B
   Year ended 7/31/05..................   $  121,348              2.40%(d)           (2.17)%(b)            82%
   Year ended 7/31/04..................      152,031              2.65(d)            (2.47)(b)             94
   10/1/02 to 7/31/03+.................      168,554              3.14*              (2.78)*               94
   Year ended 9/30/02..................      159,791              2.72               (2.50)                98
   Year ended 9/30/01..................      257,161              2.57               (2.36)               109
   Year ended 9/30/00..................      546,302              2.44(e)            (2.16)               160
   Class C
   Year ended 7/31/05..................   $   32,895              2.36%(d)           (2.12)%(b)            82%
   Year ended 7/31/04..................       35,410              2.61(d)            (2.43)(b)             94
   10/1/02 to 7/31/03+.................       39,434              3.10*              (2.73)*               94
   Year ended 9/30/02..................       37,256              2.71               (2.49)                98
   Year ended 9/30/01..................       60,925              2.56               (2.35)               109
   Year ended 9/30/00..................      137,242              2.43(e)            (2.12)               160
   Advisor Class
   Year ended 7/31/05..................   $   15,342              1.34%(d)           (1.11)%(b)            82%
   Year ended 7/31/04..................        7,921              1.59(d)            (1.41)(b)             94
   10/1/02 to 7/31/03+.................        9,016              2.05*              (1.69)*               94
   Year ended 9/30/02..................        8,916              1.60               (1.41)                98
   Year ended 9/30/01..................       68,730              1.52               (1.31)               109
   Year ended 9/30/00..................      135,414              1.39(e)            (1.08)               160

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................     $  49.14            $ (.34)(b)        $   7.76           $   7.42
   Year ended 7/31/04..................        47.44              (.72)(b)            2.42               1.70
   12/1/02 to 7/31/03+.................        43.48              (.54)               4.50               3.96
   Year ended 11/30/02.................        67.05              (.87)             (22.70)            (23.57)
   Year ended 11/30/01.................        95.32              (.82)             (21.17)            (21.99)
   Year ended 11/30/00.................       111.46             (1.35)             (10.75)            (12.10)
   Class B
   Year ended 7/31/05..................     $  44.71            $ (.68)(b)        $   7.03           $   6.35
   Year ended 7/31/04..................        43.49             (1.03)(b)            2.25               1.22
   12/1/02 to 7/31/03+.................        40.06              (.69)               4.12               3.43
   Year ended 11/30/02.................        62.27             (1.16)             (21.05)            (22.21)
   Year ended 11/30/01.................        89.59             (1.28)             (19.76)            (21.04)
   Year ended 11/30/00.................       105.73             (2.17)              (9.93)            (12.10)
   Class C
   Year ended 7/31/05..................     $  44.73            $ (.66)(b)        $   7.04           $   6.38
   Year ended 7/31/04..................        43.50             (1.02)(b)            2.25               1.23
   12/1/02 to 7/31/03+.................        40.07              (.68)               4.11               3.43
   Year ended 11/30/02.................        62.25             (1.15)             (21.03)            (22.18)
   Year ended 11/30/01.................        89.55             (1.28)             (19.74)            (21.02)
   Year ended 11/30/00.................       105.69             (2.19)              (9.91)            (12.10)
   Advisor Class
   Year ended 7/31/05..................     $  50.40            $ (.20)(b)        $   7.98           $   7.78
   Year ended 7/31/04..................        48.50              (.58)(b)            2.48               1.90
   12/1/02 to 7/31/03+.................        44.36              (.46)               4.60               4.14
   Year ended 11/30/02................        68.21              (.72)             (23.13)            (23.85)
   Year ended 11/30/01.................        96.60              (.60)             (21.51)            (22.11)
   Year ended 11/30/00.................       112.59              (.91)             (11.04)            (11.95)
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................     $  11.63            $ (.13)(b)        $    .89           $    .76
   Year ended 6/30/04..................        10.37              (.12)(f)            1.38               1.26
   Year ended 6/30/03..................         9.86              (.10)                .61                .51
   Year ended 6/30/02..................        11.20              (.12)              (1.22)             (1.34)
   Year ended 6/30/01..................        12.40              (.11)              (1.00)             (1.11)
   Class B
   Year ended 6/30/05..................     $  11.22            $ (.20)(b)        $    .84           $    .64
   Year ended 6/30/04..................        10.08              (.19)(f)            1.33               1.14
   Year ended 6/30/03..................         9.66              (.17)                .59                .42

   Year ended 6/30/02..................        11.05              (.20)              (1.19)             (1.39)
   Year ended 6/30/01..................        12.33              (.19)              (1.00)             (1.19)
   Class C
   Year ended 6/30/05..................     $  11.23            $ (.20)(b)        $    .85           $    .65
   Year ended 6/30/04..................        10.09              (.19)(f)            1.33               1.14
   Year ended 6/30/03..................         9.66              (.17)                .60                .43
   Year ended 6/30/02..................        11.05              (.20)              (1.19)             (1.39)
   Year ended 6/30/01..................        12.33              (.19)              (1.00)             (1.19)
   Advisor Class
   Year ended 6/30/05..................     $  11.91            $ (.09)(b)        $    .90           $    .81
   Year ended 6/30/04..................        10.59              (.08)(f)            1.40               1.32
   Year ended 6/30/03..................        10.03              (.08)                .64                .56
   Year ended 6/30/02..................        11.36              (.09)              (1.24)             (1.33)
   Year ended 6/30/01..................        12.54              (.07)              (1.02)             (1.09)
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................     $  13.23            $ (.02)           $   1.35           $   1.33
   Year ended 6/30/04..................        11.33              (.01)(f)            2.68               2.67
   7/22/02++ to 6/30/03................        10.00              (.01)(f)            1.34               1.33
   Class B
   Year ended 6/30/05..................     $  13.04            $ (.09)           $   1.31           $   1.22
   Year ended 6/30/04..................        11.26              (.18)(f)            2.72               2.54
   7/22/02++ to 6/30/03................        10.00              (.07)(f)            1.33               1.26
   Class C
   Year ended 6/30/05..................     $  13.04            $ (.11)           $   1.33           $   1.22
   Year ended 6/30/04..................        11.26              (.08)(f)            2.62               2.54
   7/22/02++ to 6/30/03................        10.00              (.07)(f)            1.33               1.26
   Advisor Class
   Year ended 6/30/05..................     $  13.27            $  .02            $   1.36           $   1.38
   Year ended 6/30/04..................        11.36               .01(f)             2.70               2.71
   7/22/02++ to 6/30/03................        10.00               .02(f)             1.34               1.36

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.86)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00

   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.86)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.86)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00              (5.89)
   Year ended 11/30/00.................         0.00              0.00                0.00              (4.04)
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00               (.08)
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................     $   0.00(g)         $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         (.01)             0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         0.00              0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         0.00              0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00
   Advisor Class
   Year ended 6/30/05..................     $   0.00(g)         $ 0.00            $   0.00           $   (.09)
   Year ended 6/30/04..................         (.04)             0.00                0.00               (.76)
   7/22/02++ to 6/30/03................         0.00              0.00                0.00               0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................     $  (0.00)           $ 0.00            $  56.56              15.10%
   Year ended 7/31/04..................         0.00              0.00               49.14               3.58
   12/1/02 to 7/31/03+.................         0.00              0.00               47.44               9.11
   Year ended 11/30/02.................         0.00              0.00               43.48             (35.15)
   Year ended 11/30/01.................         (.42)            (6.28)              67.05             (24.90)
   Year ended 11/30/00.................         0.00             (4.04)              95.32             (11.48)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  51.06              14.20%
   Year ended 7/31/04..................         0.00              0.00               44.71               2.81
   12/1/02 to 7/31/03+.................         0.00              0.00               43.49               8.56
   Year ended 11/30/02.................         0.00              0.00               40.06             (35.67)
   Year ended 11/30/01.................         (.42)            (6.28)              62.27             (25.46)
   Year ended 11/30/00.................         0.00             (4.04)              89.59             (12.12)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  51.11              14.26%
   Year ended 7/31/04..................         0.00              0.00               44.73               2.83
   12/1/02 to 7/31/03+.................         0.00              0.00               43.50               8.56
   Year ended 11/30/02.................         0.00              0.00               40.07             (35.63)
   Year ended 11/30/01.................         (.42)            (6.28)              62.25             (25.45)
   Year ended 11/30/00.................         0.00             (4.04)              89.55             (12.13)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  58.18              15.44%
   Year ended 7/31/04..................         0.00              0.00               50.40               3.92
   12/1/02 to 7/31/03+.................         0.00              0.00               48.50               9.33
   Year ended 11/30/02.................         0.00              0.00               44.36             (34.96)
   Year ended 11/30/01.................         (.39)            (6.28)              68.21             (24.68)
   Year ended 11/30/00.................         0.00             (4.04)              96.60             (11.22)
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.39               6.54%
   Year ended 6/30/04..................         0.00              0.00               11.63              12.15
   Year ended 6/30/03..................         0.00              0.00               10.37               5.17
   Year ended 6/30/02..................         0.00              0.00                9.86             (11.96)
   Year ended 6/30/01..................         (.01)             (.09)              11.20              (9.10)
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  11.86               5.71%
   Year ended 6/30/04..................         0.00              0.00               11.22              11.31
   Year ended 6/30/03..................         0.00              0.00               10.08               4.35
   Year ended 6/30/02..................         0.00              0.00                9.66             (12.58)
   Year ended 6/30/01..................         (.01)             (.09)              11.05              (9.81)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  11.88               5.79%
   Year ended 6/30/04..................         0.00              0.00               11.23              11.30
   Year ended 6/30/03..................         0.00              0.00               10.09               4.45
   Year ended 6/30/02..................         0.00              0.00                9.66             (12.58)
   Year ended 6/30/01..................         (.01)             (.09)              11.05              (9.81)
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.72               6.80%
   Year ended 6/30/04..................         0.00              0.00               11.91              12.47
   Year ended 6/30/03..................         0.00              0.00               10.59               5.58
   Year ended 6/30/02..................         0.00              0.00               10.03             (11.71)
   Year ended 6/30/01..................         (.01)             (.09)              11.36              (8.84)
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.47              10.06%
   Year ended 6/30/04..................         0.00              (.77)              13.23              23.86
   7/22/02++ to 6/30/03................         0.00              0.00               11.33              13.30
   Class B
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.17               9.34%
   Year ended 6/30/04..................         0.00              (.76)              13.04              22.87
   7/22/02++ to 6/30/03................         0.00              0.00               11.26              12.60
   Class C
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.17               9.34%
   Year ended 6/30/04..................         0.00              (.76)              13.04              22.87
   7/22/02++ to 6/30/03................         0.00              0.00               11.26              12.60
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ (.09)           $  14.56              10.43%
   Year ended 6/30/04..................         0.00              (.80)              13.27              24.17
   7/22/02++ to 6/30/03................         0.00              0.00               11.36              13.60

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05..................   $ 1,067,072             1.66%(d)            (.65)%(b)            80%
   Year ended 7/31/04..................     1,112,174             1.65(d)            (1.36)(b)             80
   12/1/02 to 7/31/03+.................     1,186,488             2.24*              (1.95)*              127
   Year ended 11/30/02.................     1,096,744             1.85               (1.64)               117
   Year ended 11/30/01.................     1,926,473             1.58               (1.08)                55
   Year ended 11/30/00................     2,650,904             1.50                (.98)                46
   Class B
   Year ended 7/31/05..................   $   844,111             2.43%(d)           (1.42)%(b)            80%
   Year ended 7/31/04..................     1,100,840             2.42(d)            (2.13)(b)             80
   12/1/02 to 7/31/03+.................     1,453,453             3.02*              (2.73)*              127
   Year ended 11/30/02.................     1,539,144             2.58               (2.37)               117
   Year ended 11/30/01.................     3,092,947             2.31               (1.80)                55
   Year ended 11/30/00.................     4,701,567             2.20               (1.68)                46
   Class C
   Year ended 7/31/05..................   $   261,596             2.39%(d)           (1.37)%(b)            80%
   Year ended 7/31/04..................       313,166             2.39(d)            (2.10)(b)             80
   12/1/02 to 7/31/03+.................       396,472             3.01*              (2.72)*              127
   Year ended 11/30/02.................       410,649             2.55               (2.34)               117
   Year ended 11/30/01.................       835,406             2.30               (1.80)                55
   Year ended 11/30/00.................     1,252,765             2.21               (1.69)                46
   Advisor Class
   Year ended 7/31/05..................   $    90,583             1.35%(d)           (.36)%(b)             80%
   Year ended 7/31/04..................        80,420             1.35(d)            (1.06)(b)             80
   12/1/02 to 7/31/03+.................        93,511             1.94*              (1.65)*              127
   Year ended 11/30/02.................        83,018             1.49               (1.29)               117
   Year ended 11/30/01.................       231,167             1.27                (.78)                55
   Year ended 11/30/00.................       288,889             1.19                (.66)                46
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05..................   $    46,505             1.80%(d)           (1.10)%(b)            30%
   Year ended 6/30/04..................        55,079             1.82(d)            (1.07)(f)             34
   Year ended 6/30/03..................        56,077             2.06               (1.12)                 8
   Year ended 6/30/02..................        63,973             1.85               (1.13)                 9
   Year ended 6/30/01..................        76,827             1.73                (.90)                 8
   Class B
   Year ended 6/30/05..................   $    94,104             2.55%(d)           (1.87)%(b)            30%
   Year ended 6/30/04..................       119,260             2.58(d)            (1.83)(f)             34
   Year ended 6/30/03..................       134,907             2.82               (1.88)                 8
   Year ended 6/30/02..................       163,340             2.60               (1.87)                 9
   Year ended 6/30/01..................       203,620             2.46               (1.63)                 8
   Class C
   Year ended 6/30/05..................   $    24,000             2.52%(d)           (1.83)%(b)            30%
   Year ended 6/30/04..................        30,698             2.55(d)            (1.80)(f)             34
   Year ended 6/30/03..................        34,298             2.80               (1.85)                 8
   Year ended 6/30/02..................        41,268             2.57               (1.84)                 9
   Year ended 6/30/01..................        57,405             2.44               (1.60)                 8
   Advisor Class
   Year ended 6/30/05..................   $    11,886             1.50%(d)            (.77)%(b)            30%
   Year ended 6/30/04..................         9,705             1.51(d)             (.75)(f)             34
   Year ended 6/30/03..................         9,139             1.77                (.81)                 8
   Year ended 6/30/02..................         7,544             1.57                (.83)                 9
   Year ended 6/30/01..................         7,518             1.42                (.59)                 8
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05..................   $    33,944             1.50%(d)            (.15)%(b)            66%
   Year ended 6/30/04..................        20,562             1.50(d)             (.16)(f)             85
   7/22/02++ to 6/30/03................             1             1.70*(d)            (.07)*(f)            62
   Class B
   Year ended 6/30/05..................   $       641             2.20%(d)            (.67)%(b)            66%
   Year ended 6/30/04..................           162             2.21(d)            (2.22)(f)             85
   7/22/02++ to 6/30/03................             1             2.40*(d)            (.78)*(f)            62
   Class C
   Year ended 6/30/05..................   $       934             2.20%(d)            (.80)%(b)            66%
   Year ended 6/30/04..................           468             2.20(d)             (.73)(f)             85
   7/22/02++ to 6/30/03................             1             2.40*(d)            (.78)*(f)            62
   Advisor Class
   Year ended 6/30/05..................   $    26,104             1.20%(d)             .13%(b)             66%
   Year ended 6/30/04..................        20,202             1.26(d)              .08(f)              85
   7/22/02++ to 6/30/03................         2,270             1.40*(d)             .22*(f)             62

--------------------------------------------------------------------------------

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                           Net Asset                            or Losses on
                                             Value,                             Investments         Total from
                                           Beginning        Net Investment     (both realized       Investment
      Fiscal Year or Period                of Period       Income (Loss)(a)    and unrealized)      Operations
      ---------------------                ---------       ----------------    ---------------      ----------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................     $   8.50            $ (.03)(b)        $   1.79           $   1.76
   Year ended 7/31/04..................         7.54              (.07)(f)            1.03                .96
   12/1/02 to 7/31/03+.................         7.31              (.03)(b)             .26                .23
   Year ended 11/30/02.................         8.36              (.09)               (.96)             (1.05)
   Year ended 11/30/01.................        10.50              (.10)              (2.04)             (2.14)
   Year ended 11/30/00.................        13.22              (.14)              (2.14)             (2.28)
   Class B
   Year ended 7/31/05..................     $   8.10            $ (.09)(b)        $   1.70           $   1.61
   Year ended 7/31/04..................         7.25              (.13)(f)             .98                .85
   12/1/02 to 7/31/03+.................         7.06              (.06)(b)             .25                .19
   Year ended 11/30/02.................         8.12              (.14)(b)            (.92)             (1.06)
   Year ended 11/30/01.................        10.29              (.17)              (2.00)             (2.17)
   Year ended 11/30/00.................        13.05              (.23)              (2.09)             (2.32)

   Class C
   Year ended 7/31/05..................     $   8.10            $ (.08)(b)        $   1.69           $   1.61
   Year ended 7/31/04..................         7.25              (.13)(f)             .98                .85
   12/1/02 to 7/31/03+.................         7.06              (.06)(b)             .25                .19
   Year ended 11/30/02.................         8.13              (.14)(b)            (.93)             (1.07)
   Year ended 11/30/01.................        10.29              (.16)              (2.00)             (2.16)
   Year ended 11/30/00.................        13.05              (.23)              (2.09)             (2.32)
   Advisor Class
   Year ended 7/31/05..................     $   8.65            $ (.03)(b)        $   1.79           $   1.82
   Year ended 7/31/04..................         7.66              (.03)(f)            1.02                .99
   12/1/02 to 7/31/03+.................         7.41              (.01)(b)             .26                .25
   Year ended 11/30/02.................         8.44              (.07)               (.96)             (1.03)
   Year ended 11/30/01.................        10.58              (.07)              (2.07)             (2.14)
   Year ended 11/30/00.................        13.27              (.09)              (2.16)             (2.25)
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................     $  11.15            $  .15(b)         $   2.46           $   2.61
   Year ended 6/30/04..................         8.38               .05(f)             2.76               2.81
   Year ended 6/30/03..................         8.19               .02                 .17                .19
   Year ended 6/30/02..................         8.76              (.03)               (.54)              (.57)
   Year ended 6/30/01..................        13.57               .02               (3.45)             (3.43)
   Class B
   Year ended 6/30/05..................     $  10.38            $  .04(b)         $   2.30           $   2.34
   Year ended 6/30/04..................         7.84              (.03)(f)            2.57               2.54
   Year ended 6/30/03..................         7.72              (.04)                .16                .12
   Year ended 6/30/02..................         8.32              (.09)               (.51)              (.60)
   Year ended 6/30/01..................        13.06              (.07)              (3.29)             (3.36)
   Class C
   Year ended 6/30/05..................     $  10.38            $  .06(b)         $   2.28           $   2.34
   Year ended 6/30/04..................         7.84              (.02)(f)            2.56               2.54
   Year ended 6/30/03..................         7.72              (.04)                .16                .12
   Year ended 6/30/02..................         8.32              (.09)               (.51)              (.60)
   Year ended 6/30/01..................        13.05              (.06)              (3.29)             (3.35)
   Advisor Class
   Year ended 6/30/05..................     $  11.22            $  .22(b)         $   2.45           $   2.67
   Year ended 6/30/04..................         8.44               .13(f)             2.72               2.85
   Year ended 6/30/03..................         8.21               .06                 .17                .23
   Year ended 6/30/02..................         8.76              (.01)               (.54)              (.55)
   Year ended 6/30/01..................        13.53               .04               (3.43)             (3.39)

                                                             Less Dividends and Distributions
                                           --------------------------------------------------------------------
                                            Dividends       Distributions
                                            from Net         in Excess of            Tax          Distributions
                                           Investment       Net Investment        Return of           from
      Fiscal Year or Period                  Income             Income             Capital        Capital Gains
      ---------------------                ----------      ----------------       ---------       -------------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 7/31/04..................         0.00              0.00                0.00               0.00
   12/1/02 to 7/31/03+.................         0.00              0.00                0.00               0.00
   Year ended 11/30/02.................         0.00              0.00                0.00               0.00
   Year ended 11/30/01.................         0.00              0.00                0.00               0.00
   Year ended 11/30/00.................         0.00              0.00                0.00               (.44)
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................     $   (.04)           $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         (.04)             0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)

   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         0.00              0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00

   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)
   Advisor Class
   Year ended 6/30/05..................     $   (.07)           $ 0.00            $   0.00           $   0.00
   Year ended 6/30/04..................         (.07)             0.00                0.00               0.00
   Year ended 6/30/03..................         0.00              0.00                0.00               0.00
   Year ended 6/30/02..................         0.00              0.00                0.00               0.00
   Year ended 6/30/01..................         0.00              0.00                0.00              (1.37)

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 and 63.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  10.26              20.71%
   Year ended 7/31/04..................         0.00              0.00                8.50              12.73
   12/1/02 to 7/31/03+.................         0.00              0.00                7.54               3.15
   Year ended 11/30/02.................         0.00              0.00                7.31             (12.56)
   Year ended 11/30/01.................         0.00              0.00                8.36             (20.38)

   Year ended 11/30/00.................         0.00              (.44)              10.50             (17.88)
   Class B
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   9.71              19.88%
   Year ended 7/31/04..................         0.00              0.00                8.10              11.72
   12/1/02 to 7/31/03+.................         0.00              0.00                7.25               2.69
   Year ended 11/30/02.................         0.00              0.00                7.06             (13.05)
   Year ended 11/30/01.................         0.00              0.00                8.12             (21.09)
   Year ended 11/30/00.................         0.00              (.44)              10.29             (18.44)
   Class C
   Year ended 7/31/05..................     $   0.00            $ 0.00            $   9.71              19.88%
   Year ended 7/31/04..................         0.00              0.00                8.10              11.72
   12/1/02 to 7/31/03+.................         0.00              0.00                7.25               2.69
   Year ended 11/30/02.................         0.00              0.00                7.06             (13.16)
   Year ended 11/30/01.................         0.00              0.00                8.13             (20.99)
   Year ended 11/30/00.................         0.00              (.44)              10.29             (18.44)
   Advisor Class
   Year ended 7/31/05..................     $   0.00            $ 0.00            $  10.47              21.04%
   Year ended 7/31/04..................         0.00              0.00                8.65              12.92
   12/1/02 to 7/31/03+.................         0.00              0.00                7.66               3.37
   Year ended 11/30/02.................         0.00              0.00                7.41             (12.20)
   Year ended 11/30/01.................         0.00              0.00                8.44             (20.23)
   Year ended 11/30/00.................         0.00              (.44)              10.58             (17.57)
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................     $   0.00            $ (.04)           $  13.72              23.44%
   Year ended 6/30/04..................         0.00              (.04)              11.15              33.57
   Year ended 6/30/03..................         0.00              0.00                8.38               2.32
   Year ended 6/30/02..................         0.00              0.00                8.19              (6.51)
   Year ended 6/30/01..................         (.01)            (1.38)               8.76             (26.81)
   Class B
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.72              22.54%
   Year ended 6/30/04..................         0.00              0.00               10.38              32.40
   Year ended 6/30/03..................         0.00              0.00                7.84               1.55
   Year ended 6/30/02..................         0.00              0.00                7.72              (7.21)
   Year ended 6/30/01..................         (.01)            (1.38)               8.32             (27.37)
   Class C
   Year ended 6/30/05..................     $   0.00            $ 0.00            $  12.72              22.54%
   Year ended 6/30/04..................         0.00              0.00               10.38              32.40
   Year ended 6/30/03..................         0.00              0.00                7.84               1.55
   Year ended 6/30/02..................         0.00              0.00                7.72              (7.21)
   Year ended 6/30/01..................         (.01)            (1.38)               8.32             (27.30)
   Advisor Class
   Year ended 6/30/05..................     $   0.00            $ (.07)           $  13.82              23.86%
   Year ended 6/30/04..................         0.00              (.07)              11.22              33.81
   Year ended 6/30/03..................         0.00              0.00                8.44               2.80
   Year ended 6/30/02..................         0.00              0.00                8.21              (6.28)
   Year ended 6/30/01..................         (.01)            (1.38)               8.76             (26.58)

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein International
Research Growth Fund
   Class A
   Year ended 7/31/05..................   $   91,949              1.94%(d)            (.29)%(b)           136%
   Year ended 7/31/04..................       22,001              2.23(d)             (.81)(f)             84
   12/1/02 to 7/31/03+.................       23,851              2.50*(d)            (.68)*(b)            56
   Year ended 11/30/02.................       27,456              2.47               (1.17)                75
   Year ended 11/30/01.................       40,555              2.17               (1.06)               171
   Year ended 11/30/00.................       60,330              1.95               (1.07)               111
   Class B
   Year ended 7/31/05..................   $   82,622              2.76%(d)           (1.01)%(b)           136%
   Year ended 7/31/04..................       38,430              2.99(d)            (1.57)(f)             84
   12/1/02 to 7/31/03+.................       45,815              3.20*(d)           (1.38)*(b)            56
   Year ended 11/30/02.................       52,744              3.20(d)            (1.88)(b)             75
   Year ended 11/30/01.................       80,353              2.92               (1.84)               171
   Year ended 11/30/00.................      122,503              2.67               (1.79)               111
   Class C
   Year ended 7/31/05..................   $   27,911              2.70%(d)            (.96)%(b)           136%
   Year ended 7/31/04..................       12,417              2.97(d)            (1.54)(f)             84
   12/1/02 to 7/31/03+.................       15,257              3.20*(d)           (1.37)*(b)            56
   Year ended 11/30/02.................       17,942              3.20(d)            (1.90)(b)             75
   Year ended 11/30/01.................       28,990              2.88               (1.80)               171
   Year ended 11/30/00.................       46,894              2.66               (1.79)               111
   Advisor Class
   Year ended 7/31/05..................   $   33,754              1.67%(d)              30%(b)            136%
   Year ended 7/31/04..................       14,407              1.90(d)             (.37)(f)             84
   12/1/02 to 7/31/03+.................       12,629              2.20*(d)            (.32)*(b)            56
   Year ended 11/30/02.................       11,437              2.18                (.85)                75
   Year ended 11/30/01.................       14,116              1.86                (.78)               171
   Year ended 11/30/00.................       18,800              1.61                (.68)               111
AllianceBernstein International
Growth Fund
   Class A
   Year ended 6/30/05..................      310,073              1.57%(d)            1.17%(b)             47%
   Year ended 6/30/04..................      202,899              1.89(d)              .49(f)              50
   Year ended 6/30/03..................      163,406              2.29                 .23                 29
   Year ended 6/30/02..................      183,160              2.10                (.40)                43
   Year ended 6/30/01..................      245,873              1.81                 .14                 42
   Class B
   Year ended 6/30/05..................   $   66,613              2.33%(d)              33%(b)             47%
   Year ended 6/30/04..................       56,959              2.67(d)             (.30)(f)             50
   Year ended 6/30/03..................       48,183              3.08                (.61)                29
   Year ended 6/30/02..................       65,724              2.89               (1.19)                43
   Year ended 6/30/01..................       92,446              2.56                (.64)                42
   Class C
   Year ended 6/30/05..................   $   29,957              2.29%(d)              55%(b)             47%
   Year ended 6/30/04..................       16,005              2.65(d)             (.26)(f)             50
   Year ended 6/30/03..................       12,092              3.06                (.57)                29
   Year ended 6/30/02..................       15,541              2.85               (1.18)                43
   Year ended 6/30/01..................       23,976              2.56                (.62)                42
   Advisor Class
   Year ended 6/30/05..................   $    8,404              1.25%(d)            1.74%(b)             47%
   Year ended 6/30/04..................        2,817              1.54(d)             1.29(f)              50
   Year ended 6/30/03..................          744              1.98                 .74                 29
   Year ended 6/30/02..................          808              1.80                (.18)                43
   Year ended 6/30/01..................        1,343              1.50                 .38                 42

--------------------------------------------------------------------------------

  +   Change in fiscal year end.

 ++   Commencement of operations.

  *   Annualized.

(a)   Based on average shares outstanding.

(b)   Net of fee waiver and expense reimbursement by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                             2000      2001       2002        2003          2004         2005
                            -------  --------    -------    --------      --------     ---------
AllianceBernstein
Large Cap Growth Fund
Class A                                 --         --          --           1.76%         1.53%
Class B                                 --         --          --           2.52%         2.28%
Class C                                 --         --          --           2.49%         2.25%
Advisor Class                           --         --          --           1.46%         1.23%

AllianceBernstein
Growth Fund
Class A                       --        --         --          --           1.52%           --
Class B                       --        --         --          --           2.27%           --
Class C                       --        --         --          --           2.24%           --
Advisor Class                 --        --         --          --           1.22%           --

AllianceBernstein
Mid-Cap Growth Fund
Class A                       --        --         --          --           1.26%           --
Class B                       --        --         --          --           2.10%           --
Class C                       --        --         --          --           2.07%           --
Advisor Class                 --        --         --          --           1.05%           --

AllianceBernstein
Small Cap Growth Portfolio
Class A                       --        --         --          --           2.01%         1.63%
Class B                       --        --         --          --           2.81%         2.43%
Class C                       --        --         --          --           2.77%         2.39%
Advisor Class                 --        --         --          --           1.74%         1.37%

AllianceBernstein Global
Technology Fund
Class A                       --        --         --          --           1.81%         1.68%
Class B                       --        --         --          --           2.58%         2.46%

Class C                       --        --         --          --           2.55%         2.41%
Advisor Class                 --        --         --          --           1.51%         1.38%

AllianceBernstein Global
Health Care Fund
Class A                                 --         --          --           1.93%         1.84%
Class B                                 --         --          --           2.69%         2.59%
Class C                                 --         --          --           2.66%         2.56%
Advisor Class                           --         --          --           1.62%         1.54%

AllianceBernstein Global
Research Growth Fund
Class A                       --        --         --       19.19%*         7.68%         2.51%
Class B                       --        --         --       19.94%*        11.40%         3.44%
Class C                       --        --         --       19.94%*        10.96%         3.28%
Advisor Class                 --        --         --       17.42%*         7.46%         2.18%

                             2000      2001       2002        2003          2004         2005
                            -------  --------    -------    --------      --------     ---------
AllianceBernstein
International Research
Growth Fund
Class A                       --        --         --        2.99%*         2.46%         2.09%
Class B                       --        --       3.25%       3.79%*         3.26%         2.92%
Class C                       --        --       3.20%       3.73%*         3.21%         2.86%
Advisor Class                 --        --         --        2.70%*         2.13%         1.85%

AllianceBernstein
International Growth
Fund
Class A                       --        --         --          --           2.04%         1.61%
Class B                       --        --         --          --           2.82%         2.37%
Class C                       --        --         --          --           2.80%         2.33%
Advisor Class                 --        --         --          --           1.69%         1.29%

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

AllianceBernstein
Small Cap Growth
Portfolio                    1999     2000
                             -----    -----
Class A                      1.68%    1.67%
Class B                      2.45%    2.42%
Class C                      2.44%    2.42%
Advisor Class                1.41%    1.38%

AllianceBernstein
International Research
Growth Fund                  2005
                             -----
Class A                      1.94%
Class B                      2.75%
Class C                      2.70%
Advisor Class                1.67%

(f)   Net of expenses waived/reimbursed by the Adviser and the transfer agent.

(g)   Amount is less than $0.01.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information in a different format about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                                AllianceBernstein Large Cap Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical    Performance     Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.50%)           Investment
----------       ------------    ------------   -------------    ---------------------     ------------
1                 $10,000.00      $  500.00       $10,500.00          $  157.50             $10,342.50
2                 $10,342.50      $  517.13       $10,859.63          $  162.89             $10,696.73
3                 $10,696.73      $  534.94       $11,231.57          $  168.47             $11,063.09
4                 $11,063.09      $  553.15       $11,616.25          $  174.24             $11,442.00
5                 $11,442.00      $  572.10       $12,014.10          $  180.21             $11,833.89
6                 $11,833.89      $  591.69       $12,425.59          $  186.38             $12,239.20
7                 $12,239.20      $  611.96       $12,851.16          $  192.77             $12,658.40
8                 $12,658.40      $  632.92       $13,291.32          $  199.37             $13,091.95
9                 $13,091.95      $  654.60       $13,746.54          $  206.20             $13,540.35
10                $13,540.35      $  677.02       $14,217.36          $  213.26             $14,004.10
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,845.41                           $1,841.30

                                     AllianceBernstein Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses    Hypothetical
                 Hypothetical    Performance     Investment        (Current Expense          Ending
Year              Investment       Earnings     After Returns        Ratio=1.49%)          Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  156.45             $10,343.55
2                 $10,343.55      $  517.18       $10,860.73          $  161.82             $10,698.90
3                 $10,689.90      $  534.95       $11,233.85          $  167.38             $11,066.46
4                 $11,066.46      $  553.32       $11,619.79          $  173.13             $11,466.65
5                 $11,446.65      $  572.33       $12,018.98          $  179.08             $11,839.90
6                 $11,839.90      $  592.00       $12,431.90          $  185.24             $12,246.66
7                 $12,246.66      $  612.33       $12,858.99          $  191.60             $12,667.40
8                 $12,667.40      $  633.37       $13,300.77          $  198.18             $13,102.58
9                 $13,102.58      $  655.13       $13,757.71          $  204.99             $13,552.72
10                $13,552.72      $  677.64       $14,230.36          $  212.03             $14,018.33
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,848.24                           $1,829.91

                                 AllianceBernstein Mid-Cap Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.25%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  131.25             $10,368.75
2                 $10,368.75      $  518.44       $10,887.19          $  136.09             $10,751.10
3                 $10,751.10      $  537.55       $11,288.65          $  141.11             $11,147.54
4                 $11,147.54      $  557.38       $11,704.92          $  146.31             $11,558.61
5                 $11,558.61      $  577.93       $12,136.54          $  151.71             $11,984.83
6                 $11,984.83      $  599.24       $12,584.08          $  157.30             $12,426.77
7                 $12,426.77      $  621.34       $13,048.11          $  163.10             $12,885.01
8                 $12,885.01      $  644.25       $13,529.26          $  169.12             $13,360.15
9                 $13,360.15      $  668.01       $14,028.15          $  175.35             $13,852.80
10                $13,852.80      $  692.64       $14,545.44          $  181.82             $14,363.62
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,916.78                           $1,553.15

                             AllianceBernstein Small Cap Growth Portfolio
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.60%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  168.00             $10,332.00
2                 $10,332.00      $  516.60       $10,848.60          $  173.58             $10,675.02
3                 $10,675.02      $  533.75       $11,208.77          $  179.34             $11,029.43
4                 $11,029.43      $  551.47       $11,580.90          $  185.29             $11,395.61
5                 $11,395.61      $  569.78       $11,965.39          $  191.45             $11,773.94
6                 $11,773.94      $  588.70       $12,362.64          $  197.80             $12,164.84
7                 $12,164.84      $  608.24       $12,773.08          $  204.37             $12,568.71
8                 $12,568.71      $  628.44       $13,197.15          $  211.15             $12,985.99
9                 $12,985.99      $  649.30       $13,635.29          $  218.16             $13,417.13
10                $13,417.13      $  670.86       $14,087.98          $  225.41             $13,862.58
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,817.13                           $1,954.56

                               AllianceBernstein Global Technology Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.66%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  174.30             $10,325.70
2                 $10,325.70      $  518.29       $10,841.99          $  179.98             $10,662.01
3                 $10,662.01      $  533.10       $11,195.11          $  185.84             $11,009.27
4                 $11,009.27      $  550.46       $11,559.73          $  191.89             $11,367.84
5                 $11,367.84      $  568.39       $11,936.23          $  198.14             $11,738.09
6                 $11,738.09      $  586.90       $12,325.00          $  204.59             $12,120.40
7                 $12,120.40      $  606.02       $12,726.42          $  211.26             $12,515.16
8                 $12,515.16      $  625.76       $13,140.92          $  218.14             $12,922.78
9                 $12,922.78      $  646.14       $13,568.92          $  225.24             $13,343.68
10                $13,343.68      $  667.18       $14,010.86          $  232.58             $13,778.28
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,800.25                           $2,021.97

                               AllianceBernstein Global Health Care Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.80%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  189.00             $10,311.00
2                 $10,311.00      $  515.55       $10,826.55          $  194.88             $10,631.67
3                 $10,631.67      $  531.58       $11,163.26          $  200.94             $10,962.32
4                 $10,962.32      $  548.12       $11,510.43          $  207.19             $11,303.25
5                 $11,303.25      $  566.16       $11,868.41          $  213.63             $11,654.78
6                 $11,654.78      $  582.74       $12,237.51          $  220.28             $12,017.24
7                 $12,017.24      $  600.86       $12,618.10          $  227.13             $12,390.98
8                 $12,390.98      $  619.55       $13,010.52          $  234.19             $12,776.34
9                 $12,776.34      $  638.82       $13,415.15          $  241.47             $13,173.68
10                $13,173.68      $  658.68       $13,832.36          $  248.98             $13,583.38
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,761.06                           $2,177.68

                             AllianceBernstein Global Research Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.50%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  157.50             $10,342.50
2                 $10,342.50      $  517.13       $10,859.63          $  162.89             $10,896.73
3                 $10,696.73      $  534.84       $11,231.57          $  168.47             $11,063.09
4                 $11,063.09      $  553.15       $11,616.25          $  174.24             $11,442.00
5                 $11,442.00      $  572.10       $12,014.10          $  180.21             $11,833.89
6                 $11,833.89      $  591.69       $12,425.59          $  186.38             $12,239.20
7                 $12,239.20      $  611.96       $12,851.16          $  192.77             $12,658.40
8                 $12,658.40      $  632.92       $13,291.32          $  199.37             $13,091.95
9                 $13,091.95      $  654.60       $13,746.54          $  206.20             $13,540.35
10                $13,540.35      $  677.02       $14,217.36          $  213.26             $14,004.10
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,845.41                           $1,841.30

                         AllianceBernstein International Research Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical

                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.65%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  173.25             $10,326.75

2                 $10,326.75      $  516.34       $10,843.09          $  178.91             $10,664.18
3                 $10,664.18      $  533.21       $11,197.39          $  184.76             $11,012.63
4                 $11,012.63      $  550.63       $11,563.26          $  190.79             $11,372.47
5                 $11,372.47      $  568.62       $11,941.09          $  197.03             $11,744.06
6                 $11,744.06      $  587.20       $12,331.26          $  203.47             $12,127.80
7                 $12,127.80      $  606.39       $12,734.19          $  210.11             $12,524.07
8                 $12,524.07      $  626.20       $13,150.28          $  216.98             $12,933.30
9                 $12,933.30      $  646.66       $13,579.96          $  224.07             $13,355.89
10                $13,355.89      $  667.79       $14,023.69          $  231.39             $13,792.30
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,803.06                           $2,010.76

                              AllianceBernstein International Growth Fund
-------------------------------------------------------------------------------------------------------
                                 Hypothetical                    Hypothetical Expenses     Hypothetical
                 Hypothetical     Performance    Investment        (Current Expense           Ending
Year              Investment       Earnings     After Returns        Ratio=1.57%)           Investment
----------       ------------    ------------   -------------    ---------------------    -------------
1                 $10,000.00      $  500.00       $10,500.00          $  164.85             $10,335.15
2                 $10,336.15      $  516.76       $10,851.91          $  170.37             $10,681.53
3                 $10,581.53      $  534.08       $11,215.61          $  176.09             $11,039.52
4                 $11,039.52      $  551.98       $11,591.50          $  181.99             $11,409.51
5                 $11,409.51      $  570.48       $11,979.99          $  188.09             $11,791.90
6                 $11,791.90      $  589.60       $12,381.50          $  194.39             $12,187.11
7                 $12,187.11      $  609.36       $12,796.46          $  200.90             $12,595.56
8                 $12,595.56      $  629.78       $13,225.34          $  207.64             $13,017.70
9                 $13,017.70      $  650.89       $13,668.59          $  214.60             $13,453.99
10                $13,453.99      $  672.70       $14,126.69          $  221.79             $13,904.90
-------------------------------------------------------------------------------------------------------
Cumulative                        $5,825.60                           $1,920.70

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed  information  about the Fund,
including  its  operations  and  investment   policies.   The  Funds'  SAIs  are
incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:       Alliance Global Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

By Phone:      For Information: (800) 221-5672
               For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o     Copies of the information may be obtained, after paying a duplicating fee,
      by   electronic   request  at   publicinfo@sec.gov,   or  by  writing  the
      Commission's Public Reference Section, Wash. DC 20549-0102.

You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.

Fund                                                     SEC File No.
-----                                                    -----------
AllianceBernstein Large Cap Growth Fund                  811-06730
AllianceBernstein Growth Fund                            811-05088
AllianceBernstein Mid-Cap Growth Fund                    811-00204
AllianceBernstein Small Cap Growth Portfolio             811-01716
AllianceBernstein Global Technology Fund                 811-03131
AllianceBernstein Global Health Care Fund                811-09329
AllianceBernstein Global Research Growth Fund            811-21064
AllianceBernstein International Research Growth Fund     811-08527
AllianceBernstein International Growth Fund              811-08426

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affil-iates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

STOCKPRO1105

[LOGO]ALLIANCEBERNSTEIN(R)
      Investment Research and Management

The AllianceBernstein Growth Funds

The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

--------------------------------------------------------------------------------
RETIREMENT SHARES PROSPECTUS
--------------------------------------------------------------------------------

                                                          --------------------
                                                             November 1, 2005
                                                                  (as amended
                                                           December 30, 2005)
                                                          --------------------

Domestic Growth Funds

>     AllianceBernstein Large Cap Growth Fund

>     AllianceBernstein Growth Fund

>     AllianceBernstein Mid-Cap Growth Fund

>     AllianceBernstein Small Cap Growth Portfolio

Global Growth Funds

>     AllianceBernstein Global Technology Fund

>     AllianceBernstein Global Health Care Fund

>     AllianceBernstein Global Research Growth Fund

>     AllianceBernstein International Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
---------------------------
>  Are Not FDIC Insured
>  May Lose Value
>  Are Not Bank Guaranteed
---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY.......................................................     3

Domestic Growth Funds.....................................................     4
Global Growth Funds.......................................................     9
Summary of Principal Risks................................................    13
Principal Risks by Fund...................................................    14

FEES AND EXPENSES OF THE FUNDS............................................    15

INVESTING IN THE FUNDS....................................................    17

How To Buy Shares.........................................................    17
The Different Share Class Expenses........................................    17
Distribution Arrangements For Group Retirement
  Plans...................................................................    18
Payments To Financial Intermediaries......................................    18
How To Exchange Shares....................................................    19
How To Sell or Redeem Shares..............................................    19
Frequent Purchases and Redemptions of Fund
  Shares..................................................................    19
How The Funds Value Their Shares..........................................    21

GLOSSARY..................................................................    21

DESCRIPTION OF THE FUNDS..................................................    22

Investment Objectives and Principal Policies..............................    22
Description of Additional Investment Practices............................    27
Additional Risk Considerations............................................    35

MANAGEMENT OF THE FUNDS...................................................    36

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................     43

GENERAL INFORMATION.......................................................    44

FINANCIAL HIGHLIGHTS......................................................    45

APPENDIX A: HYPOTHETICAL INVESTMENT AND
  EXPENSE INFORMATION.....................................................    52

The Funds'  investment  adviser is Alliance  Capital  Management  L.P., a global
investment   manager   providing   diversified   services  to  institutions  and
individuals through a broad line of investments including 120 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 13.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 500 companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Normally, the Fund invests in about 40 - 60 companies that Alliance believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The 25 most highly regarded of these companies usually constitute approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

--------------------------------------------------------------------------------

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5        10
                                          Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                   7.19%*   -12.13%    9.33%
--------------------------------------------------------------------
Class R                                   7.95%    -11.55%    9.58%
--------------------------------------------------------------------
Class K                                   8.23%    -11.32%    9.86%
--------------------------------------------------------------------
Class I                                   8.51%    -11.09%   10.14%
--------------------------------------------------------------------
Russell 1000   (reflects no deduction
Growth         for fees, expenses,
Index          or taxes)                  6.30%     -9.29%    9.59%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 46.87   24.14   32.67   49.31   28.98  -19.87  -23.92   -32.38  22.71   8.19
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

Investment selections are made from a universe of more than 500 covered securities. The Fund has the flexibility to invest across the capitalization spectrum reflecting the full scope of Alliance's internal research.

Among the principal risks of investing in the Fund is market risk. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1          5       10
                                          Year**    Years**  Years**
--------------------------------------------------------------------
Class A                                  14.03%*    -8.18%    7.85%
--------------------------------------------------------------------
Class R                                  14.79%     -7.56%    8.11%
--------------------------------------------------------------------
Class K                                  15.07%     -7.32%    8.38%
--------------------------------------------------------------------
Class I                                  15.38%     -7.10%    8.65%
--------------------------------------------------------------------
Russell 3000   (reflects no deduction
Growth         for fees, expenses,
Index          or taxes)                  6.93%     -8.87%     9.30%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 29.49   23.20   27.09   28.17   25.59  -18.47  -24.49   -28.63  34.88   15.03
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5         10
                                         Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                  18.23%*    -2.56%     9.45%
--------------------------------------------------------------------
Class R                                  18.99%     -1.91%     9.70%
--------------------------------------------------------------------
Class K                                  19.29%     -1.66%     9.98%
--------------------------------------------------------------------
Class I                                  19.59%     -1.42%    10.25%
--------------------------------------------------------------------
Russell        (reflects no deduction
Mid-Cap        for fees, expenses,
Growth Index   or taxes)                 15.48%     -3.36%    11.23%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 34.84   17.54   36.01   -2.72   33.90  -15.88  -18.08   -32.72  65.96   19.23
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Normally, the Fund invests in about 100-125 companies.

The  Fund  invests  in  well-known  and  established  companies  and in new  and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                           1         5         10
                                         Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                  12.95%*    -2.55%     8.08%
--------------------------------------------------------------------
Class R                                  13.72%     -1.90%     8.33%
--------------------------------------------------------------------
Class K                                  14.00%     -1.66%     8.60%
--------------------------------------------------------------------
Class I                                  14.29%     -1.41%     8.87%
----------------------------------------------------------------------
Russell        (reflects no deduction
2000           for fees, expenses,
Growth Index   or taxes)                 14.31%     -3.57%     7.12%
----------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 47.64   32.62   17.24   -4.57   12.96  -7.61  -13.64   -31.84  48.09   13.95
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

AllianceBernstein Global Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes. The Fund invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund invests in a global portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation potential.

Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The Fund may invest in any company and industry and in any type of security with potential for capital appreciation. The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk, industry/sector risk, capitalization risk, foreign risk and currency risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5        10
                                          Year**    Years**   Years**
--------------------------------------------------------------------
Class A                                   3.93%*   -14.62%     8.75%
--------------------------------------------------------------------
Class R                                   4.75%    -14.01%     9.01%
--------------------------------------------------------------------
Class K                                   5.00%    -13.88%     9.28%
--------------------------------------------------------------------
Class I                                   5.26%    -13.63%     9.55%
--------------------------------------------------------------------
MSCI World     (reflects no
Information    deduction for
Technology     fees, expenses,
Index (Net)+   or taxes)                  2.48%    -17.47%    10.35%
--------------------------------------------------------------------
MSCI World     (reflects no deduction
Index (Net)+   for fees, expenses,
               or taxes)                  14.72%    -2.45%     8.09%
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R shares: 11/3/03 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

+     The MSCI World Information Technology Index (Net) and the MSCI World Index
      (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 45.80   19.41   4.54   63.14   71.78  -24.62  -25.88   -42.95  41.67    4.93
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under  normal  circumstances,  the Fund  invests  at  least  80%,  and  normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in a portfolio of securities of U.S. and non-U.S. companies that are expected to profit from the development of new products and services for these industries. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous. In addition, the Fund may invest without limit in securities of issuers in any one foreign country and in emerging market countries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to Health Care Industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investments in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
----------------------------------------------------------------------
                                           1         5        Since
                                         Year**   Years**  Inception**
----------------------------------------------------------------------
Class A                                   5.22%*   1.99%      2.42%
-----------------------------------------------------------------------
Class R                                   6.00%    2.68%      3.05%
-----------------------------------------------------------------------
Class K                                   6.26%    2.94%      3.30%
-----------------------------------------------------------------------
Class I                                   6.53%    3.20%      3.56%
-----------------------------------------------------------------------
MSCI World     (reflects no deduction
Healthcare     for fees, expenses,
Index (Net)+   or taxes)                  6.00%    2.68%      1.85%
-----------------------------------------------------------------------
MSCI World     (reflects no deduction
Index (Net)+   for fees, expenses,
               or taxes)                 14.72%   -2.45%      0.41%
-----------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception date for Class A shares: 8/27/99 and for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

+ The MSCI World Healthcare Index (Net) and the MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 n/a     n/a     n/a     n/a     n/a     31.44  -17.56   -17.24  21.05   6.22
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted economic and investment conditions. A research sector head for each sector is responsible for stock selection within that sector. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Fund also invests in securities of companies in emerging markets.

Among the principal risks of investing in the Fund are market risk, foreign risk, currency risk, industry/sector risk, capitalization risk and allocation risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
-------------------------------------------------------------
                                            1        Since
                                          Year**   Inception**
-------------------------------------------------------------
Class A                                  11.25%*    17.12%
-------------------------------------------------------------
Class R                                  12.00%     18.95%
-------------------------------------------------------------
Class K                                  12.30%     19.26%
-------------------------------------------------------------
Class I                                  12.59%     19.56%
-------------------------------------------------------------
MSCI World     (reflects no deduction
Index (Net)+   for fees, expenses,
               or taxes)                 14.72%     20.20%
-------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Dates for Class A shares: 07/22/02, for Class R shares: 09/01/04 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

+ The MSCI World Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 n/a     n/a     n/a     n/a     n/a     n/a     n/a      n/a   34.28   12.25
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01       02     03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.56%, 2nd quarter, 2003; and Worst Quarter was down -2.56%, 1st quarter, 2003.

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The International Growth Fund Management Team uses our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), other than the United States.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2004)
--------------------------------------------------------------------
                                            1         5        10
                                          Year**    Years**  Years**
--------------------------------------------------------------------
Class A                                  22.85%*    -0.32%     9.38%
--------------------------------------------------------------------
Class R                                  23.61%      0.34%     9.63%
--------------------------------------------------------------------
Class K                                  23.92%      0.60%     9.90%
--------------------------------------------------------------------
Class I                                  24.22%      0.85%    10.18%
--------------------------------------------------------------------
MSCI AC        (reflects no deduction
World          for fees, expenses,
Index          or taxes)                 20.91%       N/A      N/A
(ex. U.S.)
(Net)+
--------------------------------------------------------------------
MSCI World     (reflects no deduction
Index          for fees, expenses,
(ex. U.S.)     or taxes)                 20.84%     -0.43%     6.27%
(Net)+
--------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charge.

** Inception Date for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.) (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 16.39%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 4.91    23.14   13.18   8.92   56.33   -25.33  -18.13  -6.22   44.72   23.85
--------------------------------------------------------------------------------
  95      96      97      98      99      00      01      02      03      04

                                                             Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Growth Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are AllianceBernstein Global Technology Fund and AllianceBernstein Global Health Care Fund. This risk may be greater for AllianceBernstein Global Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund are particularly subject to capitalization risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Growth Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds that invest in foreign securities are subject to this risk, including, in particular, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund.

MANAGEMENT RISK

Each AllianceBernstein Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as AllianceBernstein Large Cap Growth Fund that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

ALLOCATION RISK

This is the risk that the allocation of a Fund's investments among industry sectors may have a more significant effect on the Fund's net asset value when one of these sectors is performing more poorly than the others. AllianceBernstein Global Research Growth Fund is particularly subject to this risk.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

-------------------------------------------------------------------------------------------------------------------------------
                                                       Industry/  Capital-                                 Focused
                                               Market   Sector    ization   Foreign  Currency   Manage-   Portfolio  Allocation
Fund                                            Risk     Risk       Risk     Risk      Risk    ment Risk    Risk        Risk
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund          o                                                 o          o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund                    o                   o                             o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund            o                   o                             o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Fund          o                   o                             o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund         o         o         o         o        o          o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Health Care Fund        o         o                   o        o          o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Research Growth Fund    o                   o         o        o          o                     o
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein  International Growth Fund     o                             o        o          o
-------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A      Class R      Class K      Class I
                                                      Shares       Shares       Shares       Shares
                                                     ---------    ---------    ---------    ----------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)          None         None         None         None

Maximum Deferred Sales Charge (Load)                  None(a)       None         None         None
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)

Exchange Fee                                           None         None         None         None

(a) In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may be subject to waiver in certain circumstances. See "Investing in the Funds" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Large Cap Growth
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .70%     .70%        .70%       .70%
  Distribution and/or
    service (12b-1) fees              .30%     .50%        .25%      None
  Other expenses
    Transfer agent                    .44%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .06%      .05%       .03%       .11%
  Total other expenses                .50%      .31%       .23%       .23%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.50%     1.51%      1.18%       .93%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   571   $   154   $   120   $    95
After 3 years             $   879   $   477   $   375   $   296
After 5 years             $ 1,209   $   824   $   649   $   515
After 10 years            $ 2,139   $ 1,802   $ 1,432   $ 1,143

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Growth Fund                       Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
Management fees                       .75%      .75%       .75%       .75%

  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .38%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .06%      .10%       .04%       .09%
  Total other expenses                .44%      .36%       .24%       .21%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.49%     1.61%      1.24%       .96%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   570   $   164   $   126   $    98
After 3 years             $   876   $   508   $   393   $   306
After 5 years             $ 1,204   $   876   $   681   $   531
After 10 years            $ 2,129   $ 1,911   $ 1,500   $ 1,178

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Mid-Cap Growth
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .71%      .71%       .71%       .71%
  Distribution and/or
    service (12b-1) fees              .22%      .50%       .25%      None
  Other expenses
    Transfer agent                    .21%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .11%      .15%       .13%       .19%
  Total other expenses                .32%      .41%       .33%       .31%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.25%     1.62%      1.29%      1.02%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   547   $   165   $   131   $   104
After 3 years             $   805   $   511   $   409   $   325
After 5 years             $ 1,082   $   881   $   708   $   563
After 10 years            $ 1,872   $ 1,922   $ 1,556   $ 1,248

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Small Cap Growth
Portfolio                         Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .27%      .50%       .25%       None
  Other expenses
    Transfer agent                    .38%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .20%      .25%       .24%       .59%
  Total other expenses                .58%      .51%       .44%       .71%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.60%     1.76%      1.44%      1.46%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   581   $   179   $   147   $   149
After 3 years             $   908   $   554   $   456   $   462
After 5 years             $ 1,259   $   954   $   787   $   797
After 10 years            $ 2,244   $ 2,073   $ 1,724   $ 1,746

--------------------------------------------------------------------------------

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Global Technology
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------

  Management fees                     .73%      .73%       .73%       .73%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .53%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .10%      .09%       .02%       .06%
  Total other expenses                .63%      .35%       .22%       .18%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.66%     1.58%      1.20%       .91%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   587   $   161   $   122   $    93
After 3 years             $   926   $   499   $   381   $   290
After 5 years             $ 1,289   $   860   $   660   $   504
After 10 years            $ 2,307   $ 1,878   $ 1,455   $ 1,120

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Global Health Care
Fund                              Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .40%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .35%      .39%       .39%       .39%
  Total other expenses                .75%      .65%       .59%       .51%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      1.80%     1.90%      1.59%      1.26%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   600   $   193   $   162   $   128
After 3 years             $   967   $   597   $   502   $   400
After 5 years             $ 1,358   $ 1,026   $   866   $   692
After 10 years            $ 2,451   $ 2,222   $ 1,889   $ 1,523

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
Global Research
Growth Fund                       Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .13%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                   1.28%     1.34%      2.05%      2.08%
  Total other expenses               1.41%     1.60%      2.25%      2.20%
                                  -------   -------    -------    -------
  Total fund operating
    expenses(c)                      2.46%     2.85%      3.25%      2.95%
                                  =======   =======    =======    =======
  Waiver and/or expense
    reimbursement(d)                 (.96)%   (1.15)%    (1.80)%    (1.75)%
                                  -------   -------    -------    -------
  Net expenses                       1.50%     1.70%      1.45%      1.20%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   571   $   173   $   148   $   122
After 3 years (e)         $ 1,071   $   774   $   835   $   747
After 5 years (e)         $ 1,597   $ 1,402   $ 1,542   $ 1,398
After 10 years (e)        $ 3,033   $ 3,093   $ 3,426   $ 3,146

                               Operating Expenses
--------------------------------------------------------------------------------
AllianceBernstein
International
Growth Fund                       Class A   Class R    Class K    Class I
                                  -------   -------    -------    -------
  Management fees                     .75%      .75%       .75%       .75%
  Distribution and/or
    service (12b-1) fees              .30%      .50%       .25%      None
  Other expenses
    Transfer agent                    .24%      .26%(a)    .20%(b)    .12%(b)
    Other expenses                    .28%      .27%       .27%       .27%
  Total other expenses                .52%      .53%       .47%       .39%
  Total fund operating
    expenses(c)                      1.57%     1.78%      1.47%      1.14%
                                  =======   =======    =======    =======

                                    Examples
--------------------------------------------------------------------------------
                          Class A   Class R   Class K   Class I
                          -------   -------   -------   -------
After 1 year              $   578   $   181   $   150   $   116
After 3 years             $   900   $   560   $   465   $   362
After 5 years             $ 1,244   $   964   $   803   $   628
After 10 years            $ 2,213   $ 2,095   $ 1,757   $ 1,386

--------------------------------------------------------------------------------
(a) The transfer agent fee includes an estimated 0.20% of average net assets administrative services fee for third-party recordkeeping services, which was effective March 1, 2005. For Class R shares of AllianceBernstein Large Cap Growth Fund, Alliance Bernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, which were offered prior to March 1, 2005, the actual administrative services fee for third-party recordkeeping services incurred during the most recently completed fiscal year, as a percentage of net assets, was 0.20%, 0.23% and 0.16%, respectively. The AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Health Care Fund and AllianceBernstein International Growth Fund did not offer shares prior to March 1, 2005 and therefore did not incur any administrative service fees during the fiscal year.

(b) The transfer agent expenses reflect the maximum administrative services fee for third-party recordkeeping services of 0.15% of average net assets for Class K shares and 0.10% of average net assets for Class I shares. During the Funds' most recently completed fiscal years, the Funds did not incur any administrative services fee for third-party recordkeeping services.

(c) Does not reflect expenses attributable to costs of proxy solicitation which is expected to occur in fiscal year 2006. These expenses are estimated to be:

         Fund                                                  Amount
         ------------------------------------------------------------
         AllianceBernstein Large Cap Growth Fund                .15%
         AllianceBernstein Growth Fund                          .11%
         AllianceBernstein Mid-Cap Growth Fund                  .05%
         AllianceBernstein Small Cap Growth Portfolio           .15%
         AllianceBernstein Global Technology Fund               .19%
         AllianceBernstein Global Health Care Fund              .12%
         AllianceBernstein Global Research Growth Fund          .05%
         AllianceBernstein International Growth Fund            .05%

(d) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 1.50% for Class A shares, 1.70% for Class R shares, 1.45% for Class K shares and 1.20% for Class I shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.

(e) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES

Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of Alliance who invest at least $2 million in a Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

A Fund may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

--------------------------------------------------------------------------------
                            What is a Rule 12b-1 Fee?

A Rule 12b-1 fee is a fee deducted from a fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.
--------------------------------------------------------------------------------

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                          Distribution and/or Service
                            (Rule 12b-1) Fee (as a
                            Percentage of Aggregate
                           Average Daily Net Assets)
                         ----------------------------
Class A                              .30%*
Class R                              .50%
Class K                              .25%
Class I                              None
--------------------------------------------------------------------------------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares

Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1% CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I Shares

Class R, Class K, and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS

Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

--------------------------------------------------------------------------------
                        What is a Financial Intermediary?

A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

In the case of Class A shares, the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

--------------------------------------------------------------------------------
Your financial intermediary receives compensation from the Funds, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

-     12b-1 fees

-     additional distribution support

-     defrayal of costs for educational seminars and training

- payments related to providing shareholder record-keeping and/or transfer agency services

Please read this Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds -- Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds -- Annual Fund Operating Expenses" in the Prospectus.

--------------------------------------------------------------------------------
If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.
--------------------------------------------------------------------------------

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advest
  A.G. Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers or other financial intermediaries who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES

Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

GLOSSARY
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This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

TYPES OF COMPANIES OR COUNTRIES

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES and INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's (including Baa1, Baa2 and Baa3) or BBB and above by S&P or Fitch
(including BBB+ and BBB-), or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba (including Ba1, Ba2 and Ba3) or below by Moody's or BB (including BB+ and BB-) or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa3 or higher by Moody's or AA- or higher by S&P.

Russell 1000(R) Growth Index measures the performance of those Russell 1000 Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The companies are also included in the Russell 1000(R) Growth index.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Net assets means a Fund's net assets plus any borrowings for investment purposes.

Securities Act is the Securities Act of 1933, as amended.

DESCRIPTION OF THE FUNDS
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This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The Funds' investment objectives are not fundamental and may be changed without shareholder approval. A Fund's investment objective will not be changed without 60 days' prior written notice to shareholders.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

AllianceBernstein Large Cap Growth Fund seeks long-term growth of capital. Normally, about 40 - 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

The Fund has historically invested the majority of its assets in the common stocks of large-capitalization companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "large capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $978 million to almost $351 billion as of September 30, 2005, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of approximately 500 companies. An emphasis is placed on identifying companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Alliance also looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, Alliance tends to add to positions on price weakness and sell into price strength, all else being equal and assuming company fundamentals are intact. Alliance uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by enforcing a buy low, sell high discipline.

The Fund also may:


o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities, and purchase and sell exchange-traded call and put options on common stocks written by others;

o     invest in rights or warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Premier Growth Fund.

ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Growth Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of companies judged by our research to have leading industry positions, sustainable competitive advantages and superior prospective earnings growth.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on stock index futures contracts for hedging purposes, and options on stock indices;

o purchase and sell futures contracts and options on futures contracts for hedging purposes, and options on U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make loans of portfolio securities.

ALLIANCEBERNSTEIN MID-CAP GROWTH FUND

AllianceBernstein Mid-Cap Growth Fund seeks long-term growth of capital. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of mid-capitalization companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "mid-capitalization companies" are those that, at the time of investment have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap(R) Growth Index. The market capitalizations of companies in the Russell Midcap(R) Growth Index ranged from $913 million to $18.057 billion as of September 30, 2005. The capitalization range of companies in the Russell Midcap(R) Growth Index will change with the markets and the Fund typically invests in common stocks with market capitalizations of between $1 billion and $15 billion at time of purchase."

The Fund also may invest in other types of securities such as investment grade instruments and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o     write exchange-traded covered call options;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

AllianceBernstein Small Cap Growth Portfolio seeks long-term growth of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of June 30, 2005, there were approximately 5,018 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.73 billion. Normally, the Fund invests in about 100-125 companies.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Fund's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. When selecting securities, Alliance looks for companies that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth rates. In making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process.

The Fund invests in listed and unlisted U.S. securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts, and options on these securities for hedging purposes;

o     make short sales of securities;

o write covered call options and purchase and sell put and call options written by others;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market.

GLOBAL GROWTH FUNDS

The Global Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND

AllianceBernstein Global Technology Fund seeks long-term growth of capital. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that are involved in the production, creation or marketing of technology products and services or that use technology extensively in the development of new or improved products or processes).

In  implementing  its  policies,  the  Fund  invests  in a global  portfolio  of securities of U.S. and non-U.S. companies selected for their capital appreciation potential. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Technology Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

The Fund will invest in listed and unlisted securities. The Fund also may invest in U.S. Government Securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new and unseasoned companies.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o write covered call options on its securities of up to 15% of its net assets and purchase call and put options, including index put options, of up to, for all options, 10% of its net assets;

o enter into the purchase and sale of futures contracts and may purchase and write options on futures contracts;

o     enter into swap transactions;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies; and

o     make loans of portfolio securities.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in foreign securities have foreign risk.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Technology Fund.

ALLIANCEBERNSTEIN GLOBAL HEALTH CARE FUND

AllianceBernstein Global Health Care Fund seeks long-term growth of capital. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

In implementing its policies, the Fund invests in a portfolio of securities of U.S. and non-U.S. companies selected for their capital appreciation opportunities. Alliance adjusts the Fund's exposure to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund may invest in foreign securities, foreign government securities and securities issued by U.S. companies as Alliance considers most advantageous.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o     Drugs or  Pharmaceuticals,  including both ethical and proprietary  drugs,
      drug  administration  products  and  pharmaceutical   components  used  in
      diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o     Health  Care  Services,   including  the  services  of  clinical   testing
      laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o     Medical  Research,   including   scientific  research  to  develop  drugs,
      processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Prior to December 15, 2004, the Fund was known as AllianceBernstein Health Care Fund.

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND

AllianceBernstein Global Research Growth Fund seeks long-term growth of capital by investing primarily in a global portfolio of equity securities of companies within various market sectors selected by Alliance for their growth potential. Examples of the types of market sectors into which Alliance may invest the Fund's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Alliance allocates the Fund's investments among the selected market sectors based on its assessment of both current and forecasted investment opportunities and conditions. As these conditions change, Alliance may vary the percentage allocation to each sector. Alliance may, on occasion, change the market sectors into which the Fund's assets will be invested as a sector's growth potential matures and new trends for growth emerge.

Alliance's Global Research Growth Portfolio Oversight Group, in consultation with the research sector heads is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector. Alliance believes that the ability to allocate assets among the industry sectors allows the Fund to pursue the most attractive investment trends before companies within a market sector become overpriced and to re-apportion investments as conditions warrant. Through this process, Alliance seeks to take advantage of the relative attractiveness of different market sectors as growth trends mature and new trends emerge.

Stock selection within each market sector is the responsibility of a research sector head for that sector. Alliance's internal global research staff includes full-time industry/sector oriented company equity analysts in the US and abroad. Within each sector, stock selection emphasizes investment in companies representing the research sector head groups' top picks for their respective sectors.

The Fund normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States. Alliance will adjust the exposure of the Fund to particular national economies based on its perception of the most favorable markets and issuers. The percentage of the assets of the portfolio invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities. Alliance expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies from time to time. The Fund also may invest in securities of companies in emerging markets.

In addition to purchasing directly securities of corporate issuers in various securities markets, the Fund may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

The Fund also may:

o     purchase and sell futures contracts and options on futures contracts;

o     purchase and sell options;

o purchase and write put and call options on foreign currencies and enter into forward currency exchange contracts for hedging purposes;

o purchase and sell exchange-traded index options and stock index futures contracts;

o     invest in warrants;

o     invest in synthetic foreign equity securities;

o     invest in the securities of other investment companies; and

o     make secured loans of portfolio securities.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein International Growth Fund seeks long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The International Growth investment process relies upon comprehensive fundamental company research produced by our large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is the primary driver of the portfolio's return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio Management Team and the International Research Growth Portfolio Oversight Group, which is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector, use our analysts' research recommendations to assess investments for the Fund. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations.

The Portfolio Management Team then builds a portfolio of our best research-driven investment ideas. While individual portfolio manager input is central to this decision making process, the collective judgment of the team is utilized to shape all holdings. The final portfolio consists of approximately 100-130 stocks. The Portfolio Oversight Group regularly reviews the country and sector allocations within the Fund to monitor the Fund's risk profile and to make adjustments, if appropriate.

The goal of this investment process is to build a portfolio that capitalizes on the unique insights of our fundamental research within the optimal risk/reward framework. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States.

The Fund also may invest in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts for hedging purposes;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o invest in depositary receipts or other derivative instruments representing securities of companies based in countries other than the U.S.;

o     invest in the securities of other investment companies;

o     enter into repurchase agreements; and

o     make secured loans of portfolio securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Prior to May 13, 2005, the Fund was known as AllianceBernstein Worldwide Privatization Fund.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Funds may use derivatives for one or more of these purposes. The use of derivatives may have greater risk if they are used for other than hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.

o Options -- An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures -- A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards -- A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps -- A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

Types of Derivatives. The following describes specific types of derivatives that one or more of the Funds may use.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

AllianceBernstein Global Research Growth Fund's investments in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. AllianceBernstein Growth Fund also may purchase and sell foreign currency on a spot basis.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options purchased or written by the AllianceBernstein Global Research Growth Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Synthetic Foreign Equity Securities. Certain of the Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. A Fund will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization, except for the AllianceBernstein Global Technology Fund, which may enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

o Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund does not intend to use these transactions in a speculative manner.

      Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

      A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by the Fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets.

The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets or such other amount permitted by guidance regarding the 1940 Act. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security under-lying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not 50% with respect to AllianceBernstein International Growth Fund of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon  and  Payment-in-Kind  Bonds.  Zero-coupon  bonds  are  issued  at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings. Alliance publishes a complete schedule of the portfolio holdings for the AllianceBernstein Growth Funds monthly on www.AllianceBernstein.com (click on the U.S. Investor link and then on the Pricing & Performance quick link to select the Fund). Alliance posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, Alliance may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. A substantial portion or all of the assets of AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund may be invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in Privatized Enterprises by AllianceBernstein International Growth Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2005 totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by Alliance, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                  Fee as a percentage of              Fiscal
Fund                             average daily net assets*          Year Ending
----                             -------------------------          -----------

AllianceBernstein Large
  Cap Growth Fund                            .70%                     7/31/05

AllianceBernstein Growth
  Fund                                       .75%                     7/31/05

AllianceBernstein Mid-Cap
  Growth Fund                                .71%                     7/31/05

AllianceBernstein Small Cap
  Growth Portfolio                           .75%                     7/31/05

AllianceBernstein Global
  Technology Fund                            .73%                     7/31/05

AllianceBernstein Global
  Health Care Fund                           .75%                     6/30/05

AllianceBernstein Global
  Research Growth Fund                         0%                     6/30/05

AllianceBernstein International
  Growth Fund                                .75%                     6/30/05

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* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's SAI.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The primary day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by Mr. Thomas G. Kamp. Mr. Kamp works within the parameters set by the Adviser's Large Cap Growth Investment Team. The Adviser's Large Cap Growth Team is responsible for management of all of the Adviser's Large Cap Growth accounts. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's U.S. Growth Team that collaborates actively on the management of the Adviser's U.S. Growth portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of Small Cap Growth research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                Principal Occupation During
Employee; Year; Title           the Past Five (5) Years
--------------------------------------------------------------------------------

Bruce K. Aronow; since 1999-    Senior Vice President of ACMC with which he has
Senior Vice President of ACMC   been associated in a substantially similar
                                capacity to his current position since prior to 2000.

Kumar Kirpalani; since 2004-    Vice President of ACMC with which he has been
Vice President of ACMC          associated in a substantially similar capacity
                                to his current position since prior to 2000.

Samantha Lau; since 2004-       Senior Vice President of ACMC with which she
Senior Vice President of ACMC   has been associated in a substantially similar
                                capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Health Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                Principal Occupation During
Employee; Year; Title           the Past Five (5) Years
--------------------------------------------------------------------------------

Norman M.Fidel; since           Senior Vice President of ACMC with which he has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to his current position since prior to
                                2000.

                                Principal Occupation During
Employee; Year; Title           the Past Five (5) Years
--------------------------------------------------------------------------------

Jane E. Schneirov; since        Senior Vice President of ACMC with which she has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to her current position since prior to
                                2000.

Gina M. Griffin; since          Senior Vice President of ACMC with which she has
inception;Senior Vice           been associated in a substantially similar
President of ACMC               capacity to her current position since prior to
                                2000.

Janet A. Walsh; since           Senior Vice President of ACMC with which she has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to her current position since prior to
                                2000.

Thomas A. Schmitt; since        Senior Vice President of ACMC with which he has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to his current position since prior to
                                2000.

Francis X. Suozzo; since        Senior Vice President of ACMC with which he has
inception; Senior Vice          been associated in a substantially similar
President of ACMC               capacity to his current position since prior to
                                2000.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title           Financial Occupation During
Underlying Investment Team      the Past Five (5) Years
--------------------------------------------------------------------------------

Michael Levy; since 2003;       Senior Vice President of ACL with which he has
Senior Vice President of        been associated in a substantially similar
Alliance Capital Limited        capacity to his current position since prior to
("ACL"); Global Emerging        2000.
Growth Investment Team

Edward Baker III; since         Senior Vice President and Chief Investment
2002; Senior Vice President     Officer-Emerging Markets of ACMC with which he
of ACMC; Global Emerging        has been associated in a substantially similar
Growth Investment Team          capacity to hiscurrent position since prior to
                                2000.

Christopher Toub; since May     Executive Vice President of ACMC with which he
2005; Executive Vice            has been associated in a substantially similar
President of ACMC;              capacity to his current position since prior to
International Large Cap         2000.
Growth Investment Team

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS.

Institutional accounts. In addition to its support in managing the assets of AllianceBernstein Large Cap Growth Fund, the Large Cap Growth team currently has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Large Cap Growth Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Large Cap Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap Growth Team has managed the Historical Portfolios. As of June 30, 2005 the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which is a lower fee than the advisory fee historically associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Large Cap Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Large Cap Growth Fund. Expenses associated with the distribution of share classes of AllianceBernstein Large Cap Growth Fund in accordance with the plan adopted by AllianceBernstein Large Cap Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell

Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000(R) Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000(R) Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000(R) Growth Index do not reflect the deduction of any fees. If AllianceBernstein Large Cap Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000(R) Growth Index, AllianceBernstein Large Cap Growth Fund's performance relative to the index would be reduced by AllianceBernstein Large Cap Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Large Cap Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate the Large Cap Growth Team's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Large Cap Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                   Large Cap     Large Cap
                    Growth        Growth                               Russell
                     Fund          Fund                                1000(R)
                   (Class A    (Class A with   Historical   S&P 500    Growth
                    at NAV)     Sales Load)    Portfolios    Index      Index
                   ---------   -------------   ----------   -------   --------
One year ........     3.84%        -0.55%         4.23%      6.32%      1.68%
Three years .....     4.39%         2.88%         5.64%      8.28%      7.26%
Five years ......   -12.13%       -12.89%        -8.86%     -2.37%    -10.36%
Ten years .......     6.87%         6.41%         9.67%      9.94%      7.40%

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO.

In addition to its support in managing the AllianceBernstein Global Research Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments - Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the AllianceBernstein Global Research Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Research Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Research Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.

The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Research Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the MSCI World Index. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Research Growth Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

SCHEDULE OF INVESTMENT PERFORMANCE --
HISTORICAL PORTFOLIO*

                                                                     MSCI
                                        Historical Portfolio      World Index
                                           Total Return**       Total Return***
                                        --------------------    ---------------
Year Ended December 31:
2004                                            12.89%               15.25%
2003                                            32.95%               33.76%
2002                                           (18.69)%             (19.54)%
2001                                           (14.44)%             (16.52)%
2000                                            (0.13)%             (12.92)%
1999                                            44.57%               25.34%
1998                                            26.15%               24.80%
1997                                             8.67%               16.23%
1996                                            14.43%               14.00%
1995                                            42.85%               21.32%
1994                                             5.43%                5.58%
1993                                            19.47%               23.13%
1992                                             9.34%               (4.66)%
Cumulative total return
  for the period October 25,
  1991 (inception of the
  Historical Portfolio) to
  December 31, 2004                            398.30%              188.51%

--------------------------------------------------------------------------------
* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

**    Net of all fees charged on the Class AX shares.

***   Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                               Historical          MSCI World
                                               Portfolio+            Index
                                               ----------          ----------
One Year                                         12.89%              15.25%
Three Years                                       6.87%               7.44%
Five Years                                        0.84%              -2.05%
Ten Years                                        12.95%               8.53%
Since October 25, 1991
  (inception of the
  Historical Portfolio)                          12.96%             8.38%++

--------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++    Since inception average annual total returns are from October 31, 1991.

LEGAL PROCEEDINGS

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and AllianceBernstein Premier Growth Fund, alleging violations of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to AllianceBernstein Premier Growth Fund by causing AllianceBernstein Premier Growth Fund to invest in the securities of Enron Corp. ("Enron") and that the agreements between the AllianceBernstein Premier Growth Fund and Alliance violated the 1940 Act because all of the directors of AllianceBernstein Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to AllianceBernstein Premier Growth Fund's losses as a result of AllianceBernstein Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. On March 24, 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey. AllianceBernstein Premier Growth Fund is no longer named as a defendant in this case. On January 23, 2004, defendants moved to dismiss the complaint. On May 23, 2005, the District Court granted the defendants' motion and dismissed the complaint. Plaintiff has not filed an appeal. Alliance believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against Alliance, AllianceBernstein Premier Growth Fund and individual directors and certain officers of AllianceBernstein Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because AllianceBernstein Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of AllianceBernstein Premier Growth Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. On January 23, 2004, defendants moved to dismiss the complaint. On December 10, 2004, the court granted Alliance's motion and dismissed the case. On January 5, 2005, plaintiff appealed the court's decision. Alliance, AllianceBernstein Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

On October 1, 2003, a class action complaint entitled Erb, et al. v. Alliance Capital Management L.P. was filed in the Circuit Court of St. Clair County, Illinois, against Alliance. The plaintiff, purportedly a shareholder in AllianceBernstein Premier Growth Fund, alleges that Alliance breached unidentified provisions of the Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for the Fund's portfolio must be a "1-rated" stock, the highest rating that the Adviser's research analysts could assign. Plaintiff alleges that the Adviser impermissibly purchased shares of stocks that were not 1-rated. On June 24, 2004, plaintiff filed an amended complaint. The amended complaint makes allegations similar to those contained in the previous complaint, however, it adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The amended complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for the Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. On July 13, 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities

Litigation Uniform Standards Act. On August 30, 2004, the District Court remanded the action to the Circuit Court. On September 15, 2004, Alliance filed a notice of appeal with respect to the District Court's order. On September 2, 2005, Alliance's appeal was denied. Alliance believes that plaintiffs' allegations in the amended Erb complaint are without merit and intends to vigorously defend against these allegations.

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the AllianceBernstein Growth Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of its advisory fee it receives for managing the AllianceBernstein Growth Funds except for the AllianceBernstein Mid-Cap Growth Fund and AllianceBernstein Growth Fund. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee, except for the AllianceBernstein Mid-Cap Growth Fund.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the AllianceBernstein Growth Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Funds, certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein
Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions, to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research and Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including certain AllianceBernstein Growth Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York, and the Alliance defendants have moved to dismiss the consolidated complaint. That motion is pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Growth
Funds' shares or other adverse consequences to the AllianceBernstein Growth Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Growth Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and plan recordkeepers may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person.

Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Technology Fund whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                                    Income from Investment Operations
                                                            --------------------------------------------------
                                                                                 Net Gains
                                            Net Asset                           or Losses on
                                             Value,                             Investments         Total from
                                            Beginning       Net Investment     (both realized       Investment
      Fiscal Year or Period                 of Period      Income (Loss)(a)    and unrealized)      Operations
      ---------------------                 ---------      ----------------    ---------------      ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $ 16.28             $   (.14)(b)      $    3.01          $   2.87
   Year ended 7/31/04.............            15.58                 (.15)(f)            .85               .70
   12/1/02 to 7/31/03+............            15.07                 (.10)               .61               .51
   Year ended 11/30/02............            20.24                 (.19)             (4.98)            (5.17)
   Year ended 11/30/01............            29.51                 (.19)             (6.43)            (6.62)
   Year ended 11/30/00............            35.82                 (.26)             (3.69)            (3.95)
   Class R
   Year ended 7/31/05.............          $ 16.25             $   (.17)(b)      $    3.02          $   2.85
   11/03/03+++ to 7/31/04.........            16.59                 (.20)(f)           (.14)             (.34)
   Class K
   3/1/05+++ to 7/31/05...........          $ 17.63             $   (.04)         $    1.60          $   1.56
   Class I
   3/1/05+++ to 7/31/05...........          $ 17.63             $   (.02)         $    1.59          $   1.57
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............          $ 29.05             $   (.32)         $    6.94          $   6.62
   Year ended 7/31/04.............            26.18                 (.31)(f)           3.18              2.87
   11/1/02 to 7/31/03+............            22.56                 (.21)              3.83              3.62
   Year ended 10/31/02............            27.40                 (.28)             (4.56)            (4.84)
   Year ended 10/31/01............            52.42                 (.22)            (19.10)           (19.32)
   Year ended 10/31/00............            56.32                 (.17)              3.71              3.54
   Class R
   3/1/05+++ to 7/31/05...........          $ 32.88             $   (.11)         $    2.92          $   2.81
   Class K
   3/1/05+++ to 7/31/05..........           $ 32.88             $   (.08)         $    2.92          $   2.84
   Class I
   3/1/05+++ to 7/31/05...........          $ 32.88             $   (.05)         $    2.93          $   2.88
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $  5.38             $   (.05)         $    1.12          $   1.07
   Year ended 7/31/04.............             4.46                 (.06)(f)            .98               .92
   12/1/02 to 7/31/03+............             3.70                 (.03)               .79               .76
   Year ended 11/30/02............             4.79                 (.04)             (1.05)            (1.09)
   Year ended 11/30/01............             5.83                 (.04)              (.71)             (.75)
   Year ended 11/30/00............             7.55                 (.04)             (1.04)            (1.08)
   Class R
   3/1/05+++ to 7/31/05...........          $  6.05             $   (.02)         $     .42          $    .40
   Class K
   3/1/05+++ to 7/31/05...........          $  6.05             $   (.01)         $     .41          $    .40
   Class I
   3/1/05+++ to 7/31/05...........          $  6.05             $   (.01)         $     .42          $    .41
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............          $ 19.70             $   (.30)(b)      $    4.45          $   4.15
   Year ended 7/31/04.............            17.30                 (.33)(b)           2.73              2.40
   10/1/02 to 7/31/03+............            13.34                 (.24)              4.20              3.96
   Year ended 9/30/02.............            16.25                 (.30)             (2.61)            (2.91)
   Year ended 9/30/01.............            30.76                 (.35)            (11.46)           (11.81)
   Year ended 9/30/00.............            23.84                 (.38)              7.30              6.92
   Class R
   3/1/05+++ to 7/31/05...........          $ 22.88             $   (.12)         $    1.10          $    .98
   Class K
   3/1/05+++ to 7/31/05...........          $ 22.88             $   (.10)         $    1.11          $   1.01
   Class I
   3/1/05+++ to 7/31/05...........          $ 22.88             $   (.06)         $    1.09          $   1.03
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............          $ 49.14             $   (.34)(b)      $    7.76          $   7.42
   Year ended 7/31/04.............            47.44                 (.72)(b)           2.42              1.70
   12/1/02 to 7/31/03+............            43.48                 (.54)              4.50              3.96
   Year ended 11/30/02............            67.05                 (.87)            (22.70)           (23.57)
   Year ended 11/30/01............            95.32                 (.82)            (21.17)           (21.99)
   Year ended 11/30/00............           111.46                (1.35)            (10.75)           (12.10)
   Class R
   Year ended 7/31/05.............          $ 49.08             $   (.38)(b)      $    7.74          $   7.36
   11/03/03+++ to 7/31/04.........            54.17                 (.77)(b)          (4.32)            (5.09)
   Class K
   3/1/05+++ to 7/31/05...........          $ 54.19             $   (.03)         $    2.54          $   2.51
   Class I
   3/1/05+++ to 7/31/05...........          $ 54.19             $    .02          $    2.55          $   2.57

                                                             Less Dividends and Distributions
                                            ------------------------------------------------------------------
                                            Dividends       Distributions
                                             from Net        in Excess of            Tax          Distributions
                                            Investment      Net Investment        Return of           from
      Fiscal Year or Period                   Income            Income             Capital        Capital Gains
      ---------------------                 ----------     ----------------       ---------       -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   12/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 11/30/02............             0.00               0.00              0.00                0.00
   Year ended 11/30/01............             0.00               0.00              0.00               (2.38)
   Year ended 11/30/00............             0.00               0.00              0.00               (2.36)
   Class R
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   11/03/03+++ to 7/31/04.........             0.00               0.00              0.00                0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   11/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 10/31/02............             0.00               0.00              0.00                0.00
   Year ended 10/31/01............             0.00               0.00              0.00               (5.70)
   Year ended 10/31/00............             0.00               0.00              0.00               (7.44)
   Class R
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   12/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 11/30/02............             0.00               0.00              0.00                0.00
   Year ended 11/30/01............             0.00               0.00              0.00                (.29)
   Year ended 11/30/00............             0.00               0.00              0.00                (.64)
   Class R
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   10/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 9/30/02.............             0.00               0.00              0.00                0.00
   Year ended 9/30/01.............             0.00               0.00              0.00                (.72)
   Year ended 9/30/00.............             0.00               0.00              0.00                0.00
   Class R
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   Year ended 7/31/04.............             0.00               0.00              0.00                0.00
   12/1/02 to 7/31/03+............             0.00               0.00              0.00                0.00
   Year ended 11/30/02............             0.00               0.00              0.00                0.00
   Year ended 11/30/01............             0.00               0.00              0.00               (5.86)
   Year ended 11/30/00............             0.00               0.00              0.00               (4.04)
   Class R
   Year ended 7/31/05.............          $  0.00             $ 0.00            $ 0.00             $  0.00
   11/03/03+++ to 7/31/04.........             0.00               0.00              0.00                0.00
   Class K
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00
   Class I
   3/1/05+++ to 7/31/05...........          $  0.00             $ 0.00            $ 0.00             $  0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 50 and 51.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 19.15             17.63%
   Year ended 7/31/04.............            0.00                0.00              16.28              4.49
   12/1/02 to 7/31/03+............            0.00                0.00              15.58              3.38
   Year ended 11/30/02............            0.00                0.00              15.07            (25.54)
   Year ended 11/30/01............            (.27)              (2.65)             20.24            (24.90)
   Year ended 11/30/00............            0.00               (2.36)             29.51            (11.91)
   Class R
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 19.10             17.54%
   11/03/03+++ to 7/31/04.........            0.00                0.00              16.25             (2.05)
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 19.19              8.85%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 19.20              8.90%
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 35.67             22.79%
   Year ended 7/31/04.............            0.00                0.00              29.05             10.96
   11/1/02 to 7/31/03+............            0.00                0.00              26.18             16.05
   Year ended 10/31/02............            0.00                0.00              22.56            (17.66)
   Year ended 10/31/01............            0.00               (5.70)             27.40            (40.50)
   Year ended 10/31/00............            0.00               (7.44)             52.42              5.96
   Class R
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 35.69              8.55%
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 35.72              8.64%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 35.76              8.76%
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $  6.45             19.89%
   Year ended 7/31/04.............            0.00                0.00               5.38             20.63
   12/1/02 to 7/31/03+............            0.00                0.00               4.46             20.54
   Year ended 11/30/02............            0.00                0.00               3.70            (22.76)
   Year ended 11/30/01............            0.00                (.29)              4.79            (13.64)
   Year ended 11/30/00............            0.00                (.64)              5.83            (15.73)
   Class R
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $  6.45              6.61%
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $  6.45              6.61%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $  6.46              6.78%
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 23.85             21.07%
   Year ended 7/31/04.............            0.00                0.00              19.70             13.87
   10/1/02 to 7/31/03+............            0.00                0.00              17.30             29.69
   Year ended 9/30/02.............            0.00                0.00              13.34            (17.91)
   Year ended 9/30/01.............           (1.98)              (2.70)             16.25            (41.42)
   Year ended 9/30/00.............            0.00                0.00              30.76             29.03
   Class R
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 23.86              4.28%
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 23.89              4.41%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 23.91              4.50%
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 56.56             15.10%
   Year ended 7/31/04.............            0.00                0.00              49.14              3.58
   12/1/02 to 7/31/03+............            0.00                0.00              47.44              9.11
   Year ended 11/30/02............            0.00                0.00              43.48            (35.15)
   Year ended 11/30/01............            (.42)              (6.28)             67.05            (24.90)
   Year ended 11/30/00............            0.00               (4.04)             95.32            (11.48)
   Class R
   Year ended 7/31/05.............          $ 0.00              $ 0.00            $ 56.44             15.00%
   11/03/03+++ to 7/31/04.........            0.00                0.00              49.08             (9.40)
   Class K
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 56.70              4.63%
   Class I
   3/1/05+++ to 7/31/05...........          $ 0.00              $ 0.00            $ 56.76              4.75%

                                                                Ratios/Supplemental Data
                                        -------------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------
AllianceBernstein Large Cap
Growth Fund
   Class A
   Year ended 7/31/05.............        $ 1,348,678             1.50%(d)            (.82)%(b)          56%
   Year ended 7/31/04.............          1,550,292             1.58(d)             (.90)(f)           61
   12/1/02 to 7/31/03+............          1,757,243             1.89*              (1.08)*             60
   Year ended 11/30/02............          2,098,623             1.73               (1.09)              93
   Year ended 11/30/01............          3,556,040             1.53                (.83)             135
   Year ended 11/30/00............          4,817,131             1.44                (.71)             125
   Class R
   Year ended 7/31/05.............        $       107             1.59%(d)            (.90)%(b)          56%
   11/03/03+++ to 7/31/04.........                 10             1.70*(d)           (1.08)*(f)          61
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.03%*              (.48)%*            56%
   Class I
   3/1/05+++ to 7/31/05...........        $        11               83%*              (.27)%*            56%
AllianceBernstein Growth Fund
   Class A
   Year ended 7/31/05.............        $ 1,081,725             1.49%              (1.02)%             41%
   Year ended 7/31/04.............            951,903             1.51(d)            (1.05)(f)           53
   11/1/02 to 7/31/03+............            835,657             1.66*              (1.18)*             29
   Year ended 10/31/02............            715,438             1.49               (1.04)              41
   Year ended 10/31/01............            874,604             1.28                (.61)             115
   Year ended 10/31/00............          1,656,689             1.14                (.30)              58
   Class R
   3/1/05+++ to 7/31/05...........        $        32             1.41%               (.89)%             41%
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.09%               (.62)%             41%
   Class I
   3/1/05+++ to 7/31/05...........        $        11               86%               (.39)%             41%
AllianceBernstein Mid-Cap
Growth Fund
   Class A
   Year ended 7/31/05.............        $   653,612             1.25%               (.88)%             88%
   Year ended 7/31/04.............            610,854             1.25(d)            (1.06)(f)          135
   12/1/02 to 7/31/03+............            540,843             1.45*              (1.11)*             75
   Year ended 11/30/02............            469,570             1.34               (1.03)             183
   Year ended 11/30/01............            686,445             1.22                (.69)             226
   Year ended 11/30/00............            856,956             1.04                (.55)              86
   Class R
   3/1/05+++ to 7/31/05...........        $        11             1.42%               (.86)%             88%
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.14%               (.58)%             88%
   Class I
   3/1/05+++ to 7/31/05...........        $        11               92%               (.35)%             88%
AllianceBernstein Small Cap
Growth Portfolio
   Class A
   Year ended 7/31/05.............        $   207,873             1.60%(d)           (1.37)%(b)          82%
   Year ended 7/31/04.............            185,906             1.85(d)            (1.67)(b)           94
   10/1/02 to 7/31/03+............            184,378             2.32*              (1.95)*             94
   Year ended 9/30/02.............            156,340             1.92               (1.71)              98
   Year ended 9/30/01.............            232,456             1.79               (1.58)             109
   Year ended 9/30/00.............            458,008             1.68(e)            (1.39)             160
   Class R
   3/1/05+++ to 7/31/05...........        $        11             1.56%*             (1.37)%(b)          82%
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.29%*             (1.09)%*            82%
   Class I
   3/1/05+++ to 7/31/05...........        $    19,981             1.36%*             (1.16)%*            82%
AllianceBernstein Global
Technology Fund
   Class A
   Year ended 7/31/05.............        $ 1,067,072             1.66%(d)            (.65)%(b)          80%
   Year ended 7/31/04.............          1,112,174             1.65(d)            (1.36)(b)           80
   12/1/02 to 7/31/03+............          1,186,488             2.24*              (1.95)*            127
   Year ended 11/30/02............          1,096,744             1.85               (1.64)             117
   Year ended 11/30/01............          1,926,473             1.58               (1.08)              55
   Year ended 11/30/00............          2,650,904             1.50                (.98)              46
   Class R
   Year ended 7/31/05.............        $        74             1.71%(d)            (.70)%(b)          80%
   11/03/03+++ to 7/31/04.........                 23             1.73*(d)           (1.42)*(b)          80
   Class K
   3/1/05+++ to 7/31/05...........        $        11             1.05%*              (.15)%*            80%
   Class I
   3/1/05+++ to 7/31/05...........        $        10               81%*               .10%*             80%

--------------------------------------------------------------------------------

                                                                    Income from Investment Operations
                                                           ---------------------------------------------------
                                                                                 Net Gains
                                            Net Asset                           or Losses on
                                             Value,                             Investments         Total from
                                            Beginning       Net Investment     (both realized       Investment
      Fiscal Year or Period                 of Period      Income (Loss)(a)    and unrealized)      Operations
      ---------------------                 ---------      ----------------    ---------------      ----------
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............          $11.63              $ (.13)(b)        $   .89            $  .76
   Year ended 6/30/04.............           10.37                (.12)(f)           1.38              1.26
   Year ended 6/30/03.............            9.86                (.10)               .61               .51
   Year ended 6/30/02.............           11.20                (.12)             (1.22)            (1.34)
   Year ended 6/30/01.............           12.40                (.11)             (1.00)            (1.11)
   Class R
   3/1/05+++ to 6/30/05...........          $11.54              $ (.02)           $   .87            $  .85
   Class K
   3/1/05+++ to 6/30/05...........          $11.54              $ (.01)           $   .87            $  .86
   Class I
   3/1/05+++ to 6/30/05...........          $11.54              $ 0.00(g)         $   .87            $  .87
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............          $13.23              $ (.02)(b)        $  1.35            $ 1.33
   Year ended 6/30/04.............           11.33                (.01)(f)           2.68              2.67
   7/22/02++ to 6/30/03...........           10.00                (.01)(f)           1.34              1.33
   Class R
   9/1/04+++ to 6/30/05...........          $12.72              $ (.04)(b)        $  1.85            $ 1.81
   Class K
   3/1/05+++ to 6/30/05...........          $14.52              $  .03(b)         $  (.08)           $ (.05)
   Class I
   3/1/05+++ to 6/30/05...........          $14.52              $  .04(b)         $  (.08)           $ (.04)
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............          $11.15              $  .15(b)         $  2.46            $ 2.61
   Year ended 6/30/04.............            8.38                 .05(f)            2.76              2.81
   Year ended 6/30/03.............            8.19                 .02                .17               .19
   Year ended 6/30/02.............            8.76                (.03)              (.54)             (.57)
   Year ended 6/30/01.............           13.57                 .02              (3.45)            (3.43)
   Class R
   3/1/05+++ to 6/30/05...........          $14.08              $  .12            $  (.48)           $ (.36)
   Class K
   3/1/05+++ to 6/30/05...........          $14.08              $  .13            $  (.48)           $ (.35)
   Class I
   3/1/05+++ to 6/30/05...........          $14.08              $  .14            $  (.48)           $ (.34)

                                                             Less Dividends and Distributions
                                            -------------------------------------------------------------------
                                            Dividends       Distributions
                                             from Net        in Excess of            Tax          Distributions
                                            Investment      Net Investment        Return of           from
      Fiscal Year or Period                   Income            Income             Capital        Capital Gains
      ---------------------                 ----------     ----------------       ---------       -------------
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Year ended 6/30/04.............            0.00                0.00              0.00               0.00
   Year ended 6/30/03.............            0.00                0.00              0.00               0.00
   Year ended 6/30/02.............            0.00                0.00              0.00               0.00
   Year ended 6/30/01.............            0.00                0.00              0.00               (.08)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............          $ 0.00(g)           $ 0.00            $ 0.00             $ (.09)
   Year ended 6/30/04.............            (.01)               0.00              0.00               (.76)
   7/22/02++ to 6/30/03...........            0.00                0.00              0.00               0.00
   Class R
   9/1/04+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ (.09)
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............          $ (.04)             $ 0.00            $ 0.00             $ 0.00
   Year ended 6/30/04.............            (.04)               0.00              0.00               0.00
   Year ended 6/30/03.............            0.00                0.00              0.00               0.00
   Year ended 6/30/02.............            0.00                0.00              0.00               0.00
   Year ended 6/30/01.............            0.00                0.00              0.00              (1.37)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 0.00             $ 0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 50 and 51.

                                                 Less Distributions
                                          --------------------------------
                                                                 Total           Net Asset
                                          Distributions        Dividends          Value,
                                          in Excess of            and             End of               Total
      Fiscal Year or Period               Capital Gains      Distributions        Period             Return (c)
      ---------------------               -------------      -------------       ---------           ----------
AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ 0.00            $ 12.39              6.54%
   Year ended 6/30/04.............            0.00                0.00              11.63             12.15
   Year ended 6/30/03.............            0.00                0.00              10.37              5.17
   Year ended 6/30/02.............            0.00                0.00               9.86            (11.96)
   Year ended 6/30/01.............            (.01)               (.09)             11.20             (9.10)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 12.39              7.37%
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 12.40              7.45%
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 12.41              7.54%
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ (.09)           $ 14.47             10.06%
   Year ended 6/30/04.............            0.00                (.77)             13.23             23.86
   7/22/02++ to 6/30/03...........            0.00                0.00              11.33             13.30
   Class R
   9/1/04+++ to 6/30/05...........          $ 0.00              $ (.09)           $ 14.44             14.22%
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 14.47              (.34)%
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 14.48              (.28)%
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............          $ 0.00              $ (.04)           $ 13.72             23.44%
   Year ended 6/30/04.............            0.00                (.04)             11.15             33.57
   Year ended 6/30/03.............            0.00                0.00               8.38              2.32
   Year ended 6/30/02.............            0.00                0.00               8.19             (6.51)
   Year ended 6/30/01.............            (.01)              (1.38)              8.76            (26.81)
   Class R
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 13.72             (2.56)%
   Class K
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 13.73             (2.49)%
   Class I
   3/1/05+++ to 6/30/05...........          $ 0.00              $ 0.00            $ 13.74             (2.41)%

                                                                Ratios/Supplemental Data
                                         -----------------------------------------------------------------------
                                                               Ratio of          Ratio of Net
                                           Net Assets,         Expenses          Income (Loss)
                                          End of Period       to Average          to Average         Portfolio
      Fiscal Year or Period              (000's omitted)      Net Assets          Net Assets       Turnover Rate
      ---------------------              ---------------      ----------         -------------     -------------

AllianceBernstein Global
Health Care Fund
   Class A
   Year ended 6/30/05.............         $ 46,505               1.80%(d)          (1.10)%(b)           30%
   Year ended 6/30/04.............           55,079               1.82(d)           (1.07)(f)            34
   Year ended 6/30/03.............           56,077               2.06              (1.12)                8
   Year ended 6/30/02.............           63,973               1.85              (1.13)                9
   Year ended 6/30/01.............           76,827               1.73               (.90)                8
   Class R
   3/1/05+++ to 6/30/05...........         $     11               1.70%*             (.48)%*             30%
   Class K
   3/1/05+++ to 6/30/05...........         $     11               1.44%*             (.22)%*             30%
   Class I
   3/1/05+++ to 6/30/05...........         $     11               1.16%*              .06%*              30%
AllianceBernstein Global
Research Growth Fund
   Class A
   Year ended 6/30/05.............         $ 33,944               1.50%(d)           (.15)%(b)           66%
   Year ended 6/30/04.............           20,562               1.50(d)            (.16)(f)            85
   7/22/02++ to 6/30/03...........                1               1.70*(d)           (.07)*(f)           62
   Class R
   9/1/04+++ to 6/30/05...........         $      6               1.70%(d)           (.31)%(b)           66%
   Class K
   3/1/05+++ to 6/30/05...........         $     10               1.45%(d)            .54%(b)            66%
   Class I
   3/1/05+++ to 6/30/05...........         $     10               1.20%(d)            .79%(b)            66%
AllianceBernstein
International Growth Fund
   Class A
   Year ended 6/30/05.............         $310,073               1.57%(d)           1.17%(b)            47%
   Year ended 6/30/04.............          202,899               1.89(d)             .49(f)             50
   Year ended 6/30/03.............          163,406               2.29                .23                29
   Year ended 6/30/02.............          183,160               2.10               (.40)               43
   Year ended 6/30/01.............          245,873               1.81                .14                42
   Class R
   3/1/05+++ to 6/30/05...........         $     10               1.58%*             2.59%*              47%
   Class K
   3/1/05+++ to 6/30/05...........         $     10               1.32%*             2.85%*              47%
   Class I
   3/1/05+++ to 6/30/05...........         $     10               1.04%*             3.13%*              47%

--------------------------------------------------------------------------------

  +   Change in fiscal year end.

 ++   Commencement of operations.

+++   Commencement of distributions.

  *   Annualized.

(a)   Based on average shares outstanding.

(b)   Net of expenses waived and reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                     2000       2001       2002       2003         2004        2005
                                    ------     ------     ------     ------       -------     ------
AllianceBernstein
Large Cap Growth Fund
 Class A                               --         --         --         --         1.76%        1.53%
 Class R                               --         --         --         --         1.95%*       1.62%
 Class K                               --         --         --         --           --         1.03%*
 Class I                               --         --         --         --           --          .83%*

AllianceBernstein
Growth Fund
 Class A                               --         --         --         --         1.52%          --
 Class R                               --         --         --         --           --           --
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein
Mid-Cap Growth Fund
 Class A                               --         --         --         --         1.26%          --
 Class R                               --         --         --         --           --           --
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein
Small Cap Growth Portfolio
 Class A                               --         --         --         --         2.01%        1.63%
 Class R                               --         --         --         --           --           --
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein Global
Technology Fund
 Class A                               --         --         --         --         1.81%        1.68%
 Class R                               --         --         --         --         1.97%*       1.74%
 Class K                               --         --         --         --           --           --
 Class I                               --         --         --         --           --           --

AllianceBernstein Global
Health Care Fund
 Class A                                          --         --         --         1.93%        1.84%
 Class R                                          --         --         --           --           --
 Class K                                          --         --         --           --           --
 Class I                                          --         --         --           --           --

AllianceBernstein Global
Research Growth Fund

Class A                                --         --         --      19.19%*       7.68%        2.51%
Class R                                --         --         --         --           --         2.76%*
Class K                                --         --         --         --           --         3.10%*
Class I                                --         --         --         --           --         2.85%*

AllianceBernstein
International Growth
Fund
 Class A                                          --         --         --         2.04%          --
 Class R                                          --         --         --           --           --
 Class K                                          --         --         --           --           --
 Class I                                          --         --         --           --           --

(e) Amounts do not reflect the impact of expense offset arrangements with the transer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

       AllianceBernstein
       Small Cap Growth
       Portfolio                                       2000
                                                      ------
       Class A                                          1.67%

(f)   Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.

(g)   Amount is less than $.005.

APPENDIX A: HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information in a different format about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                                            AllianceBernstein Large Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.50%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   157.50             $10,342.50
2                 $10,342.50               $   517.13             $10,859.63               $   162.89             $10,696.73
3                 $10,696.73               $   534.94             $11,231.57               $   168.47             $11,063.09
4                 $11,063.09               $   553.15             $11,616.25               $   174.24             $11,442.00
5                 $11,442.00               $   572.10             $12,014.10               $   180.21             $11,833.89
6                 $11,833.89               $   591.69             $12,425.59               $   186.38             $12,239.20
7                 $12,239.20               $   611.96             $12,851.16               $   192.77             $12,658.40
8                 $12,658.40               $   632.92             $13,291.32               $   199.37             $13,091.95
9                 $13,091.95               $   654.60             $13,746.54               $   206.20             $13,540.35
10                $13,540.35               $   677.02             $14,217.36               $   213.26             $14,004.10
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,845.41                                      $ 1,841.30

                                                 AllianceBernstein Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.49%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   156.45             $10,343.55
2                 $10,343.55               $   517.18             $10,860.73               $   161.82             $10,698.90
3                 $10,689.90               $   534.95             $11,233.85               $   167.38             $11,066.46
4                 $11,066.46               $   553.32             $11,619.79               $   173.13             $11,466.65
5                 $11,446.65               $   572.33             $12,018.98               $   179.08             $11,839.90
6                 $11,839.90               $   592.00             $12,431.90               $   185.24             $12,246.66
7                 $12,246.66               $   612.33             $12,858.99               $   191.60             $12,667.40
8                 $12,667.40               $   633.37             $13,300.77               $   198.18             $13,102.58
9                 $13,102.58               $   655.13             $13,757.71               $   204.99             $13,552.72
10                $13,552.72               $   677.64             $14,230.36               $   212.03             $14,018.33
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,848.24                                      $ 1,829.91

                                             AllianceBernstein Mid-Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.25%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   131.25             $10,368.75
2                 $10,368.75               $   518.44             $10,887.19               $   136.09             $10,751.10
3                 $10,751.10               $   537.55             $11,288.65               $   141.11             $11,147.54
4                 $11,147.54               $   557.38             $11,704.92               $   146.31             $11,558.61
5                 $11,558.61               $   577.93             $12,136.54               $   151.71             $11,984.83
6                 $11,984.83               $   599.24             $12,584.08               $   157.30             $12,426.77
7                 $12,426.77               $   621.34             $13,048.11               $   163.10             $12,885.01
8                 $12,885.01               $   644.25             $13,529.26               $   169.12             $13,360.15
9                 $13,360.15               $   668.01             $14,028.15               $   175.35             $13,852.80
10                $13,852.80               $   692.64             $14,545.44               $   181.82             $14,363.62
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,916.78                                      $ 1,553.15

                                         AllianceBernstein Small Cap Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.60%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   168.00             $10,332.00
2                 $10,332.00               $   516.60             $10,848.60               $   173.58             $10,675.02
3                 $10,675.02               $   533.75             $11,208.77               $   179.34             $11,029.43
4                 $11,029.43               $   551.47             $11,580.90               $   185.29             $11,395.61
5                 $11,395.61               $   569.78             $11,965.39               $   191.45             $11,773.94
6                 $11,773.94               $   588.70             $12,362.64               $   197.80             $12,164.84
7                 $12,164.84               $   608.24             $12,773.08               $   204.37             $12,568.71
8                 $12,568.71               $   628.44             $13,197.15               $   211.15             $12,985.99
9                 $12,985.99               $   649.30             $13,635.29               $   218.16             $13,417.13
10                $13,417.13               $   670.86             $14,087.98               $   225.41             $13,862.58
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,817.13                                      $ 1,954.56

                                           AllianceBernstein Global Technology Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.66%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   174.30             $10,325.70
2                 $10,325.70               $   518.29             $10,841.99               $   179.98             $10,662.01
3                 $10,662.01               $   533.10             $11,195.11               $   185.84             $11,009.27
4                 $11,009.27               $   550.46             $11,559.73               $   191.89             $11,367.84
5                 $11,367.84               $   568.39             $11,936.23               $   198.14             $11,738.09
6                 $11,738.09               $   586.90             $12,325.00               $   204.59             $12,120.40
7                 $12,120.40               $   606.02             $12,726.42               $   211.26             $12,515.16
8                 $12,515.16               $   625.76             $13,140.92               $   218.14             $12,922.78
9                 $12,922.78               $   646.14             $13,568.92               $   225.24             $13,343.68
10                $13,343.68               $   667.18             $14,010.86               $   232.58             $13,778.28
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,800.25                                      $ 2,021.97

                                           AllianceBernstein Global Health Care Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.80%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   189.00             $10,311.00
2                 $10,311.00               $   515.55             $10,826.55               $   194.88             $10,631.67
3                 $10,631.67               $   531.58             $11,163.26               $   200.94             $10,962.32
4                 $10,962.32               $   548.12             $11,510.43               $   207.19             $11,303.25
5                 $11,303.25               $   566.16             $11,868.41               $   213.63             $11,654.78
6                 $11,654.78               $   582.74             $12,237.51               $   220.28             $12,017.24
7                 $12,017.24               $   600.86             $12,618.10               $   227.13             $12,390.98
8                 $12,390.98               $   619.55             $13,010.52               $   234.19             $12,776.34
9                 $12,776.34               $   638.82             $13,415.15               $   241.47             $13,173.68
10                $13,173.68               $   658.68             $13,832.36               $   248.98             $13,583.38
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,761.06                                      $ 2,177.68

                                           AllianceBernstein Global Research Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.50%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   157.50             $10,342.50
2                 $10,342.50               $   517.13             $10,859.63               $   162.89             $10,896.73
3                 $10,696.73               $   534.84             $11,231.57               $   168.47             $11,063.09
4                 $11,063.09               $   553.15             $11,616.25               $   174.24             $11,442.00
5                 $11,442.00               $   572.10             $12,014.10               $   180.21             $11,833.89
6                 $11,833.89               $   591.69             $12,425.59               $   186.38             $12,239.20
7                 $12,239.20               $   611.96             $12,851.16               $   192.77             $12,658.40
8                 $12,658.40               $   632.92             $13,291.32               $   199.37             $13,091.95
9                 $13,091.95               $   654.60             $13,746.54               $   206.20             $13,540.35
10                $13,540.35               $   677.02             $14,217.36               $   213.26             $14,004.10
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,845.41                                      $ 1,841.30

                                          AllianceBernstein International Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
                                          Hypothetical                                Hypothetical Expenses       Hypothetical
                  Hypothetical             Performance             Investment           (Current Expense             Ending
Year               Investment               Earnings             After Returns           Ratio = 1.57%)            Investment
----------   ----------------------  -----------------------  ----------------------  ----------------------  -----------------
1                 $10,000.00               $   500.00             $10,500.00               $   164.85             $10,335.15
2                 $10,336.15               $   516.76             $10,851.91               $   170.37             $10,681.53
3                 $10,581.53               $   534.08             $11,215.61               $   176.09             $11,039.52
4                 $11,039.52               $   551.98             $11,591.50               $   181.99             $11,409.51
5                 $11,409.51               $   570.48             $11,979.99               $   188.09             $11,791.90
6                 $11,791.90               $   589.60             $12,381.50               $   194.39             $12,187.11
7                 $12,187.11               $   609.36             $12,796.46               $   200.90             $12,595.56
8                 $12,595.56               $   629.78             $13,225.34               $   207.64             $13,017.70
9                 $13,017.70               $   650.89             $13,668.59               $   214.60             $13,453.99
10                $13,453.99               $   672.70             $14,126.69               $   221.79             $13,904.90
-------------------------------------------------------------------------------------------------------------------------------
Cumulative                                 $ 5,825.60                                      $ 1,920.70

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For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed  information  about the Fund,
including  its  operations  and  investment   policies.   The  Funds'  SAIs  are
incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:       Alliance Global Investor Services, Inc.
               P.O. Box 786003
               San Antonio, TX 78278-6003

By Phone:      For Information: (800) 221-5672
               For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o     Copies of the information may be obtained, after paying a duplicating fee,
      by   electronic   request  at   publicinfo@sec.gov,   or  by  writing  the
      Commission's Public Reference Section, Wash. DC 20549-0102

You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.

Fund                                                       SEC File No.
-----                                                      -----------
AllianceBernstein Large Cap Growth Fund                    811-06730
AllianceBernstein Growth Fund                              811-05088
AllianceBernstein Mid-Cap Growth Fund                      811-00204
AllianceBernstein Small Cap Growth Portfolio               811-01716
AllianceBernstein Global Technology Fund                   811-03131
AllianceBernstein Global Health Care Fund                  811-09329
AllianceBernstein Global Research Growth Fund              811-21064
AllianceBernstein International Growth Fund                811-08426

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Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affil-iates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
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RETSTOCKPRO1105

                                                THE ALLIANCEBERNSTEIN PORTFOLIOS
[LOGO]                                             AllianceBernstein Growth Fund

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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618

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                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2005
                         (as amended December 30, 2005)

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's current prospectus dated November 1, 2005 (as amended December 30, 2005) that offers Class A, Class B, Class C and Advisor Class shares, and the current prospectus dated November 1, 2005 (as amended December 30, 2005) that offers Class A, Class R, Class K and Class I shares (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Fund for the year ended July 31, 2005 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone numbers shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

Investment Policies and Restrictions.........................................
Additional Investment Techniques of the Fund.................................
Investment Restrictions......................................................
Management of the Fund.......................................................
Portfolio Transactions.......................................................
Expenses of the Fund.........................................................
Purchase of Shares...........................................................
Redemption and Repurchase of Shares..........................................
Shareholder Services.........................................................
Net Asset Value..............................................................
Dividends, Distributions and Taxes...........................................
General Information..........................................................
Financial Statements and Report of Independent
Registered Public Accounting Firm............................................
Appendix A:  Description of Corporate Bond Ratings...........................A-1
Appendix B:  Statement of Policies and Procedures for
Voting Proxies...............................................................B-1

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(R): This mark is used under license from the owner, Alliance Capital Management L.P.

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                      INVESTMENT POLICIES AND RESTRICTIONS

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     The AllianceBernstein Portfolios (the "Trust") is a diversified, open-end investment company. The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectuses regarding the AllianceBernstein Growth Fund (the "Fund"), a series of the Trust. Except as noted, the Fund's investment objective and policies are not "fundamental" within the meaning of the Investment Company Act of 1940, as amended, (the "1940 Act") and thus can be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

     Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or NAV will not be considered a violation of such percentage limitation.

     The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Policies of the Fund
-------------------------------

     Zero-Coupon and Payment-in-Kind Bonds. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

     Foreign Currency Exchange Transactions. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

     If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

     The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

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                  ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND

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Repurchase Agreements
---------------------

     The repurchase agreements referenced in the Fund's Prospectus are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation, and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Fund may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to income and (c) possible inability to enforce its rights.

Non-Publicly Traded Securities
------------------------------

     The Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, the Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is subject to the restriction against investing more than 15% of net assets in "illiquid" securities (or such other amount permitted by guidance regarding the 1940 Act. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund's investment in Rule 144A Securities.

Descriptions of Certain Money Market Securities in
--------------------------------------------------
Which the Fund May Invest
-------------------------

     Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

     Commercial Paper. Commercial paper consists of short- term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance current operations.

     Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

Asset-Backed Securities
-----------------------

     The Fund may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as certificates for automobile receivables or "CARS") and unsecured (such as credit card receivable securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

     Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other types of asset-backed securities that may be developed in the future.

     The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Fund intends to conduct its operations in a manner consistent with this view; therefore, the Fund generally may not invest more than 10% of its net assets in such securities without obtaining appropriate regulatory relief.

Investments in Other Investment Companies.
------------------------------------------

     The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

     Exchange-Traded Funds. Exchange-traded Funds ("ETFs") are exchange-traded investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Lending of Securities
---------------------

     The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. Any such investment of collateral will be subject to the Fund's investment risks. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

Forward Commitments and When-Issued and Delayed
-----------------------------------------------
Delivery Securities
-------------------

     The Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, "when-issued" or "delayed delivery" basis, it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward, "when-issued" or "delayed delivery" commitments. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

     The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is advisable as a matter of investment strategy.

     Although the Fund does not intend to make such purchases for speculative purposes, and the Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

Options
-------

     Options on Securities. The Fund may write call and put options and may purchase call and put options on securities. The Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

     The Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

     The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

     The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

     Options on Securities Indexes. The Fund may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The Fund may purchase put options on securities indexes to hedge against a decline in the value of portfolio securities. By purchasing a put option on a securities index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

     The Fund may purchase call options on securities indexes to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     Futures Contracts. The Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as hedges and not for speculation.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     Interest rates futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when they hold securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

     Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Fund may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Currency Exchange Contracts
-----------------------------------

     The Fund may enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

     If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

     The Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through forward currency exchange contracts. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

Options on Foreign Currencies
-----------------------------

     The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions
---------------------------------------------------------

     Risk of Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, options on Futures Contracts, forward currency exchange contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on instruments, the instruments that are being hedged may not be the same as those underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

     It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index generally is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

     The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

     The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

     Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

     If the Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may decline instead. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

     In writing a call option on a security, foreign currency, index or Futures Contract, the Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or not offset at all by an increase in the value of the Fund's portfolio securities.

     The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

     When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

     In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

     With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

     If any of the foregoing adverse market events occurs, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

     Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to effectively hedge its portfolio, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Fund will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

     Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells Futures Contracts and options on Futures Contracts and purchases or writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When the Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

     Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

     Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     Risks of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Fund from responding to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

     Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

     The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts
-------------------------------------------------------

     Under applicable regulations, when the Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, the Fund is required to maintain with its custodian in a segregated account cash, short-term U.S. Government securities or high-quality U.S. dollar-denominated money market instruments, which, together with any initial margin deposits, or other liquid assets are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases.

Economic Effects and Limitations
--------------------------------

     Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

     The Fund will not "over-hedge," that is, the Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

     The Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to use these instruments effectively for the purposes set forth above.

     The Fund's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between the Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

Future Developments
-------------------

     The foregoing discussion relates to the Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

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                             INVESTMENT RESTRICTIONS

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     Except as described below and except as otherwise specifically stated in the Fund's Prospectuses or in this SAI, the investment policies of the Fund set forth in the Prospectuses and in this SAI are not fundamental and may be changed without shareholder approval. The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectuses and this SAI mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of the Fund or such class are represented or (ii) more than 50% of the outstanding shares of the Fund or such class.

     The following is a description of the fundamental restrictions on the investments that may be made by the Fund, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

     The Fund will not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b)  issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          In addition, the Fund is diversified.

     The following is a description of an operating policy which the Trust has adopted on behalf of the Fund but which is not fundamental and is subject to change without shareholder approval.

     The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with Futures Contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

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                             MANAGEMENT OF THE FUND

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Adviser
-------

     Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Trustees (see "Management of the Fund" in the Prospectuses).

     Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.0% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

     As of June 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.1% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.1% in Alliance. As of June 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     Based on information provided by AXA, as of July 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

Investment Advisory Agreement and Expenses
------------------------------------------

     The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. The Investment Advisory Agreement also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser was compensated for its services to the Fund at an annual rate of 0.75% of the first $3 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of such assets, 0.65% of the next $1 billion of such assets, and 0.60% of such average net assets in excess of $5 billion. Effective as of January 1, 2004, the Adviser agreed to waive a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fee to these amounts.

     The Adviser is, under the Investment Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

     For the fiscal years ended July 31, 2005 and July 31, 2004, the fiscal period ended July 31, 2003 and the fiscal year ended October 31, 2002, the Adviser received from the Fund Advisory fees of $14,191,942, $16,169,202, $11,098,459 and $22,382,151, respectively, in management fees from the Fund.

     The Investment Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, continuance of the Investment Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at their meeting held on June 15, 2005.

     Any amendment to the terms of the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and the Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and the Fund may be required to change their names and delete the word "Alliance" from their names.

     The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AllianceBernstein Pooling Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Manager
---------------------------------------------------------

     Mr. Alan Levi is the investment professional(1) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

     The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of July 31, 2005 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)

----------
(2) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

                                 Over $1,000,000

     As of July 31, 2005, Alliance Capital employees had approximately $26,738,178 invested in shares of the Fund and approximately $435,687,660 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

     The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Levi also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2005.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                         Number of          Total
   Total            Total                Registered         Assets of
   Number of        Assets of            Investment         Registered
   Registered       Registered           Companies          Investment
   Investment       Investment           Managed with       Companies Managed
   Companies        Companies            Performance-       with Performance-
   Managed          Managed              based Fees         based Fees
--------------------------------------------------------------------------------
      3             $4,599,000,000            2             $4,312,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                         Number of          Total Assets
   Total            Total                Pooled             of Pooled
   Number           Assets of            Investment         Investment
   of Pooled        Pooled               Vehicles           Vehicles
   Investment       Investment           Managed with       Managed with
   Vehicles         Vehicles             Performance-       Performance-
   Managed          Managed              based Fees         based Fees
--------------------------------------------------------------------------------
      1             $15,000,000              None               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                       Number            Total
   Total           Total               of Other          Assets of
   Number          Assets of           Accounts          Other
   of Other        Other               Managed with      Accounts with
   Accounts        Accounts            Performance-      Performance-
   Managed         Managed             based Fees        based Fees
--------------------------------------------------------------------------------
     14            $2,142,000,000          None              None
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

     As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

     To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

     Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(3)

----------
(3) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

     (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Trustee Information
-------------------

     The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                                      PORTFOLIOS
                                                                      IN FUND     OTHER
NAME, ADDRESS,                PRINCIPAL                               COMPLEX     DIRECTORSHIPS
DATE OF BIRTH                 OCCUPATION(S)                           OVERSEEN    HELD
AND (YEAR ELECTED*)           DURING PAST 5 YEARS                     BY TRUSTEE  BY TRUSTEE
-------------------           -------------------                     ----------  ----------

INTERESTED TRUSTEE
Marc O. Mayer, **             Executive Vice President of                106      SCB Partners Inc.;
1345 Avenue of the Americas   ACMC since 2001 and Chairman                        SCB, Inc.
New York, NY 10105            of the Board of
10/2/1957                     AllianceBernstein Investment
(2003)                        Research and Management,
                              Inc. ("ABIRM") since 2000;
                              prior thereto, Chief
                              Executive Officer of Sanford
                              C. Bernstein & Co., LLC
                              (institutional research and
                              brokerage arm of Bernstein
                              and Co. Inc.) ("SCB & Co.")
                              and its predecessor since
                              prior to 2000.

DISINTERESTED TRUSTEES
Chairman of the Board
William H. Foulk, Jr.,#,+     Investment Adviser and an                  108       None
2 Sound View Drive            Independent Consultant.  He
Suite 100                     was formerly Senior Manager
Greenwich, CT 06830           of Barrett Associates, Inc.,
9/7/1932                      a registered investment
(1998)                        adviser, with which he had
                              been associated since prior
                              to 2000. He was formerly
                              Deputy Comptroller and
                              Chief Investment Officer of
                              the State of New York and,
                              prior thereto, Chief
                              Investment Officer of the
                              New York Bank for Savings.

Ruth Block,***,#              Formerly Executive Vice                    106       None
500 S.E. Mizner Blvd.         President and Chief
Boca Raton, FL 33432          Insurance Officer of The
11/7/1930                     Equitable Life Assurance
(1993)                        Society of the United
                              States; Chairman and Chief
                              Executive Officer of Evlico
                              (insurance); Director of
                              Avon, BP (oil and gas),
                              Ecolab Incorporated
                              (specialty chemicals),
                              Tandem Financial Group and
                              Donaldson, Lufkin & Jenrette
                              Securities Corporation;
                              Governor at Large, National
                              Association of Securities
                              Dealers, Inc.

David H. Dievler,#            Independent Consultant.                    107       None
P.O. Box 167                  Until December 1994 he was
Spring Lake, NJ 07762         Senior Vice President of
10/23/1929                    ACMC responsible for mutual
(1999)                        fund administration.  Prior
                              to joining ACMC in 1984 he
                              was Chief Financial Officer
                              of Eberstadt Asset
                              Management since 1968.
                              Prior to that he was a
                              Senior Manager at Price
                              Waterhouse & Co.  Member of
                              American Institute of
                              Certified Public Accountants
                              since 1953.

John H. Dobkin,#              Consultant.  Formerly                      106       None
P.O. Box 12                   President of Save Venice,
Annandale, NY 12504           Inc. (preservation
2/19/1942                     organization) from
(1999)                        2001-2002, Senior Advisor
                              from June 1999 - June 2000
                              and President of Historic
                              Hudson Valley (historic
                              preservation) from December
                              1989 - May 1999. Previously,
                              Director of the National
                              Academy of Design and during
                              1988-1992, Director and
                              Chairman of the Audit
                              Committee of ACMC.

Michael J. Downey,#           Consultant since January                   106       Asia Pacific Fund,
c/o Alliance Capital          2004.  Formerly managing                             Inc. and the Merger
Management L.P.               partner of Lexington                                 Fund
Attn:  Philip L. Kirstein     Capital, LLC (investment
1345 Avenue of the Americas   advisory firm) from December
New York, NY 10105            1997 until December 2003.
1/26/1944                     Prior thereto, Chairman and
(2005)                        CEO of Prudential Mutual
                              Fund Management from 1987 to
                              1993.

D. James Guzy, #              Chairman of the Board of PLX             106         Intel Corporation
P.O. Box 128                  Technology (semi-conductors)                         (semi-conductors);
Glenbrook, NV 89413           and of SRC Computers Inc.,                           Cirrus Logic
3/7/36                        with which he has been                               Corporation
(2005)                        associated since prior to                            (semi-conductors),
                              2001.  He is also President                          Novellus Corporation
                              of the Arbor Company                                 (semi-conductor
                              (private family investments).                        equipment); Micro
                                                                                   Component Technology
                                                                                   (semi-conductor equipment);
                                                                                   the Davis Selected
                                                                                   Advisers Group of Mutual
                                                                                   Funds; and Logic Vision

Marshall C. Turner, Jr., #    Principal of Turner Venture                106      Toppan Photomasks, Inc.;
220 Montgomery Street         Associates (venture capital                         the George Lucas
Penthouse 10                  and consulting) since prior                         Educational Foundation;
San Francisco, CA 94104-3402  to 2001.  Chairman and CEO,                         Chairman of the Board of
10/10/41                      DuPont Photomasks, Inc.,                            the Smithsonian's
(2005)                        Austin, Texas, 2003-2005,                           National Museum of
                              and President and CEO since                         Natural History
                              company acquired, and name changed to
                              Toppan Photomasks, Inc.(semi-conductor
                              manufacturing services) in 2005.

----------
*    There is no stated term of office for the Trust's Trustees.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
*** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
+ Member of the Fair Value Pricing Committee. # Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

     The Trustees of the Trust have four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

     The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year.

     The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee met five times during the Fund's most recently completed fiscal year.

     The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

     Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

     The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

     The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

     The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

     The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met three times during the Fund's most recently completed fiscal year.

     The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                                                      AGGREGATE DOLLAR
                             DOLLAR RANGE             RANGE OF EQUITY
                             OF EQUITY                SECURITIES IN THE
                             SECURITIES IN            ALLIANCEBERNSTEIN
                             THE FUND AS OF           FUND COMPLEX AS OF
                             DECEMBER 31, 2004        DECEMBER 31, 2004
                             -----------------        -----------------

Marc O. Mayer                None                        Over $100,000
Ruth Block                   $10,001-$50,000             Over $100,000
David H. Dievler             None                        Over $100,000
John H. Dobkin               None                        Over $100,000
Michael J. Downey            None                        None
William H. Foulk, Jr.        $1-$10,000                  Over $100,000
D. James Guzy                None                        None
Marshall C. Turner, Jr.      None                        Over $100,000

Officer Information
-------------------

     Certain information concerning the Trust's officers is set forth below.

NAME, ADDRESS,*       POSITION(S)                PRINCIPAL OCCUPATION
AND DATE OF BIRTH     HELD WITH FUND             DURING PAST 5 YEARS
-----------------     --------------             -------------------
Marc O. Mayer,        President and Chief        See biography above.
10/2/1957             Executive Officer

Philip L. Kirstein,   Senior Vice President and  Senior Vice President and
5/29/1945             Independent Compliance     Independent Compliance Officer
                      Officer                    of the AllianceBernstein
                                                 Funds, with which he has been
                                                 associated since October 2004.
                                                 Prior thereto, he was Of
                                                 Counsel to Kirkpatrick &
                                                 Lockhart, LLP from October
                                                 2003 to October 2004, and
                                                 General Counsel of Merrill
                                                 Lynch Investment Managers,
                                                 L.P. from 2000 until March
                                                 2003.

Alan E. Levi,         Vice President             Senior Vice President of
9/27/1949                                        ACMC,** with which he has been
                                                 associated since prior to
                                                 2000.

Emilie D. Wrapp,      Clerk                      Senior Vice President,
11/13/1955                                       Assistant General Counsel and
                                                 Assistant Secretary of ABIRM,**
                                                 with which she has been
                                                 associated since prior to
                                                 2000.

Mark D. Gersten,      Treasurer and Chief        Senior Vice President of
10/4/1950             Financial Officer          AGIS** and Vice President of
                                                 ABIRM,** with which he has
                                                 been associated since prior to
                                                 2000.

Vincent S. Noto,      Controller and             Vice President of AGIS,** with
12/14/1964            Chief Accounting           which he has been associated
                      Officer                    since prior to 2000.

Andrew L. Gangolf,    Assistant Clerk            Senior Vice President and
8/15/1954                                        Assistant General Counsel of
                                                 ABIRM,** with which he has
                                                 been associated since prior to
                                                 2000.

-------------
* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Trust.

     The Trust does not pay any fees to, or reimburse expenses of, its Trustee who is considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust. The aggregate compensation paid to each of the Trustees by the Fund for the fiscal year ended July 31, 2005, the aggregate compensation paid to each of the Trustees during calendar year 2004 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                              Total Number
                                                           Total Number       of Investment
                                                           of Investment      Portfolios within
                                                           Companies in the   the Alliance-
                                                           AllianceBernstein  Bernstein Fund
                                       Total               Fund Complex,      Complex,
                                       Compensation        Including the      Including the
                         Aggregate     from the            Fund, as to which  Fund, as to which
                         Compensation  AllianceBernstein   the Trustee is a   the Trustee is a
                         from Growth   Fund Complex,       Director or        Director or
Name of Trustee          Fund          Including the Fund  Trustee            Trustee
---------------          ------------  ------------------  -----------------  -----------------

Marc O. Mayer                    $0            $0             40                 106
Ruth Block                   $4,094      $223,200             40                 106
David H. Dievler             $4,131      $268,250             41                 107
John H. Dobkin               $4,316      $252,900             40                 106
Michael J. Downey            $2,228            $0             40                 106
William H. Foulk, Jr.        $6,964      $465,250             42                 108
D. James Guzy                    $0       $25,350             40                 106
Marshall C. Turner, Jr.          $0       $25,350             40                 106

     As of October 7, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Fund.

     The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

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                             PORTFOLIO TRANSACTIONS

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     Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

     When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

     The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

     During the fiscal year ended July 31, 2005, transactions in the portfolio securities of the Fund aggregated $1,989,387,235. Brokerage commissions of approximately $2,333,499 (99%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

     For the fiscal year ended July 31, 2005 and 2004, the fiscal period ended July 31, 2003 and the fiscal year ended October 31, 2002, the Fund paid aggregate brokerage commissions of $2,356,449, $3,361,862, $2,478,060 and $6,825,036, respectively. The difference between the aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended October 31, 2002 and the period ended July 31, 2003 resulted primarily from the difference in length of these periods due to a change in the Fund's fiscal year end.

     The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

     The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     During the fiscal year ended October 31, 2002, the fiscal period ended July 31, 2003 and the fiscal years ended July 31, 2004 and July 31, 2005, brokerage commissions amounting in the aggregate to $95,351, $35,020, $64,736 and $12,058, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2005, the brokerage commissions paid to SCB & Co. constituted 10.51% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2005, 0.38% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co.

Disclosure of Portfolio Holdings
--------------------------------

     The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

     The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

     Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

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                              EXPENSES OF THE FUND

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     In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements
-------------------------

     Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund (except Class I and Advisor Class) pursuant to Rule 12b-1 (each a "Plan" and collectively, the "Plans"). Pursuant to the Plans, the Fund pays ABIRM (in such capacity, the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, .50% of the Fund's aggregate average daily net assets attributable to the Class R shares and .25% of the Fund's average daily net assets attributable to the Class K shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of the Fund attributable to the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Fund's shares.

     In approving the Plans, the Trustees of the Trust determined that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

     Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Disinterested Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of the Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to the Fund's Class A, Class B, Class C, Class R and Class K shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Plans may be terminated with respect to the Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of the Fund or that class (as appropriate) or by vote of a majority of the Disinterested Trustees. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

     The Plans continue in effect with respect to the Fund and each class of shares thereof so long as such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. Most recently, the Plans were approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons," (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on June 15, 2005.

     In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of the Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

     For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $3,011,594 and $2,849,803 during the fiscal years ended July 31, 2005 and July 31, 2004, respectively, $1,627,440 during the fiscal period from November 1, 2002 through July 31, 2003 and $2,465,619 during the fiscal year ended October 31, 2002.

     For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $6,538,904 and $9,420,547 during the fiscal years ended July 31, 2005 and July 31, 2004, respectively, $7,592,208 during the fiscal period from November 1, 2002 through July 31, 2003 and $17,973,671 during the fiscal year ended October 31, 2002.

     For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $2,040,993 and $2,414,634 during the fiscal years ended July 31, 2005 and July 31, 2004, respectively, $1,682,982 during the fiscal period from November 1, 2002 through July 31, 2003 and $3,493,644 during the fiscal year ended October 31, 2002.

     For services rendered by the Principal Underwriter in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $27 during the fiscal year ended July 31, 2005.

     For services rendered by the Principal Underwriter in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $10 during the fiscal year ended July 31, 2005.

     The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R and Class K shares, respectively, were as follows for the periods indicated.

                                               Amount of Expense and Allocated Cost
                                               ------------------------------------

                           Class A Shares   Class B Shares   Class C Shares   Class R Shares   Class K Shares
                           (For the Fiscal  (For the Fiscal  (For the Fiscal  (For the Fiscal  (For the Fiscal
      Category of          Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
        Expense            July 31, 2005)   July 31, 2005)   July 31, 2005)   July 31, 2005)   July 31, 2005)
        -------            --------------   --------------   --------------   --------------   --------------
Advertising/
Marketing                          $423             $213             $100            $0               $0

Printing and Mailing of
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders             $3,554          $48,031             $740            $0               $0

Compensation to
Underwriters                   $581,214         $260,155         $103,586            $0               $0

Compensation to Dealers      $3,383,475       $2,168,735       $2,113,606            $0               $0

Compensation to Sales
Personnel                      $205,135          $88,433          $38,693            $0               $0

Interest, Carrying or
Other Financing Charges              $0         $315,707           $1,812            $0               $0

Other (Includes Personnel
costs of those home
office employees involved
in the distribution
effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                      $608,442         $261,909          $99,633            $0               $0

Totals                       $4,782,243       $3,143,183       $2,358,170            $0               $0

Custodial Arrangements
----------------------

     State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

Transfer Agency Arrangements
----------------------------

     AGIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares. For the fiscal year ended July 31, 2005, the Fund paid AGIS $4,226,165 for transfer agency services.

     AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

     Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

     The Fund, the Adviser and the Principal Underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

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                               PURCHASE OF SHARES

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     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

     Shares of the Fund are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge ("CDSC") (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"),or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Fund, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

     Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

     In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     The Fund's Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

     Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

     Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

     Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

     Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

     Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

     The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

     The public offering price of shares of the Fund is its NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The Fund business day is any day on which the Exchange is open for trading.

     The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

     The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

     Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

     Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

     Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares,
(iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

     The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

     Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

     Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

     Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

     During the Fund's fiscal years ended July 31, 2005 and 2004, its fiscal period ended July 31, 2003 and its fiscal year ended October 31, 2002, the aggregate amounts of underwriting commissions payable with respect to shares of the Fund were $534,141, $624,023, $465,719 and $737,619, respectively. Of those amounts, the Principal Underwriter retained $23,583, $28,333, $19,284 and $38,863, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2005 and 2004, its fiscal period ended July 31, 2003 and its fiscal year ended October 31, 2002, the Principal Underwriter received CDSCs of $17,388, $58,484, $41,542 and $21,827, respectively, on Class A shares, $418,431, $566,396, $999,323 and $1,999,698, respectively, on Class B shares, and $11,793, $8,388, $20,953 and $28,797, respectively, on Class C shares.

     Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------
                                                              Discount or
                                                              Commission to
                                                              Dealers or
                                   As % of        As % of     Agents of
                                  Net Amount    the Public    up to % of
Amount of Purchase                 Invested   Offering Price  Offering Price
------------------                 --------   --------------  --------------

Up to $100,000................      4.44%         4.25%            4.00%
$100,000 up to $250,000.......      3.36          3.25             3.00
$250,000 up to $500,000.......      2.30          2.25             2.00
$500,000 up to $1,000,000*....      1.78          1.75             1.50

--------------------
*    There is no initial sales charge on transactions of $1,000,000 or more.

     All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

     No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

     In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

     Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

      (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management division;

     (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

    (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

     (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

      (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

     Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

     Conversion Feature. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Such conversions will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

     For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

     Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

     Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

     For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                         Contingent Deferred Sales Charge
                                           for the Fund as a % of Dollar
       Year Since Purchase                   Amount Subject to Charge
       -------------------                   ------------------------

       First                                           4.00%
       Second                                          3.00%
       Third                                           2.00%
       Fourth                                          1.00%
       Fifth and Thereafter                            None

     In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

     Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

     The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

     Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

     Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

     Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

     Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

     Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares -- Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares -- Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in your Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

     The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

     The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

     Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

     Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

     Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

     Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

     Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

     Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

     Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

     It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

     In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

     Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

     As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

     The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

     Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

     Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

     Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

           (i) the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

     For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

     Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

     Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

     Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

     In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

     Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

     General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

     Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

     Withdrawal payments will not end automatically when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

     Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

     CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

     Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

     With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

     Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

     In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

     Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions

     o    12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

     Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

     In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

     For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advest
     A.G. Edwards
     AIG Financial Advisors
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Independent Financial Marketing Group
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     National Planning Holdings
     New England Securities
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     Signator Investors
     SunTrust Bank
     UBS AG
     UBS Financial Services
     Uvest Financial Services
     Wachovia Securities
     Walnut Street Securities
     Wells Fargo Investments

     Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES

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     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
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     Subject only to the limitations described below, the Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

     Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

     To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

     To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

     Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

     Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

     Telephone Redemptions--General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

     The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

     The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

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     The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

     Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

     Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

     You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Funds in which you wish to invest offer shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time on that day.

     Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

     Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging carefully before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

     All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

     Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

     Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

     A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Fund business day.

     None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

     The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

     Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                 NET ASSET VALUE

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     The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

     (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;

     (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

     (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

     (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

     (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

     (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

     (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Trustees, that this method does not represent fair value);

     (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

     (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

     (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

     (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

     The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

     The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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     Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends, Distributions, and the Fund
-------------------------------------------------------------------------------

     The following discussion addresses certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provision of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal income tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General
-------

     The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code.

     In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in certain qualified publicly traded partnerships;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

     The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year (or later, if the Fund is permitted to so elect and so elects), (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year (or later, if the Fund is permitted to so elect and so elects), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

Dividends and Distributions
---------------------------

     The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the year in which the dividend is paid or the immediately preceeding taxable year.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a U.S. shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to its shares in the Fund. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--through December 31, 2008.

     Distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

     After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

     Return of Capital Distributions. If a Fund makes a distribution to you in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

     Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale, exchange or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Any loss realized by a shareholder on a sale, redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

     Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS. The backup withholding rate is 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

     Foreign Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

     Options, Futures, Forward Contracts, and Swap Agreements. Each Fund may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Foreign Currency-Denominated Securities and Related Hedging Transactions. The Fund may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     The Fund's investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Fund's recognition of ordinary income and affect the timing or amount of the Fund's distributions. The Fund does not expect that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Fund.

     Passive Foreign Investment Companies. Investment by any of the Funds in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. As noted above, dividends paid by a passive foreign investment company will not be eligible to be treated as "qualified dividend income."

Other Taxes
-----------

     The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

     The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

     In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning August 1, 2005. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on December 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------

     The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having four separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios, and the name of the Fund was changed from Alliance Growth Fund to AllianceBernstein Growth Fund on March 31, 2003.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

     The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

     It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

     A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Capitalization
--------------

     Except as noted below under "Shareholder and Trustee Liability," all shares of the Fund when duly issued will be fully paid and non-assessable.

     Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares on October 7, 2005:

Names and Addresses                  No. of Shares           % of Class
-------------------                  -------------           ----------

Class A
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402               2,734,042                   9.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052           1,975,458                   6.62%

MLPF&S
For the Sole Benefit of
  Its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486           2,467,789                   8.27%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  2306-9245             1,731,565                   5.80%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402               2,393,757                  11.19%

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486           2,254,762                  10.54%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza
2nd Floor
Jersey City, NJ 07311                 1,186,285                   5.54%

First Clearing LLC
Special Custody Acct for the
  Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245            1,360,943                   6.36%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052           1,544,370                   7.22%

Class C
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402               1,074,168                  13.76%

MLPF&S
For the Sole Benefit of Its
  Customers
Attn:  Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486           1,659,697                  21.27%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza,
2nd Floor
Jersey City, NJ 07311                   432,287                   5.54%

First Clearing LLC
Special Custody Acct for the
  Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245              509,353                   6.53%

Class R
-------

Community Bank NA DT FBO
Seaview Technologies 401(k)
  PS Plan
6 Rhoads Dr. Suite 7
Utica, NY 13502-6317                      1,000                  99.70%

Class K
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                 304                    100%


Class I
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains,  NY 10601-1712                304                  99.50%

Advisor Class
-------------

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486              50,866                   5.18%

Trust for Profit Sharing Plan
For Employees of Alliance
  Capital Management L.P. Plan R
Attn:  Diana Marotta Fl. 31
1345 Avenue of the Americas
New York, NY 10105                      473,177                  48.22%

PIMS/Prudential Retirement
As Nominee for the TTEE/CUST
Alliance Capital Management
300 International Pkwy Ste 270
Heathrow, FL  32746                     367,220                  38.34%

Voting Rights
-------------

     As summarized in your Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

     The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

     Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel
-------

     Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been appointed independent registered public accounting firm for the Trust.

Additional Information
----------------------

     This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

     The financial statements of the Fund for the fiscal year ended July 31, 2005 and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on October 11, 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

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                                   APPENDIX A:
                      DESCRIPTION OF CORPORATE BOND RATINGS

--------------------------------------------------------------------------------

     Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

     Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa-- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C-- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     Descriptions of the bond ratings of Standard & Poor's Ratings Services ("Standard & Poor's") are as follows:

     AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as having significant speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

     D-- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     NR-- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

     Descriptions of the bond ratings of Fitch, Inc. are as follows:

Investment Grade
----------------

     AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
-----------------

     BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Notes to Bond Ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category or to categories below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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                                   APPENDIX B:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
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Proxy Voting Committees
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Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
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Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
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Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
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Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
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You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

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